UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

W&R Target Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2005

Asset Strategy Portfolio

Balanced Portfolio

Bond Portfolio

Core Equity Portfolio

Dividend Income Portfolio

Global Natural Resources Portfolio

Growth Portfolio

High Income Portfolio

International Growth Portfolio

International Value Portfolio

Limited-Term Bond Portfolio

Micro Cap Growth Portfolio

Mid Cap Growth Portfolio

Money Market Portfolio

Mortgage Securities Portfolio

Real Estate Securities Portfolio

Science and Technology Portfolio

Small Cap Growth Portfolio

Small Cap Value Portfolio

Value Portfolio

CONTENTS
3	President's Letter
5	Illustration of Portfolio Expenses
10	Asset Strategy Portfolio
29	Balanced Portfolio
46	Bond Portfolio
63	Core Equity Portfolio
76	Dividend Income Portfolio
88	Global Natural Resources Portfolio
102	Growth Portfolio
114	High Income Portfolio
137	International Growth Portfolio
150	International Value Portfolio
164	Limited-Term Bond Portfolio
177	Micro Cap Growth Portfolio
190	Mid Cap Growth Portfolio
202	Money Market Portfolio
216	Mortgage Securities Portfolio
230	Real Estate Securities Portfolio
240	Science and Technology Portfolio
251	Small Cap Growth Portfolio
264	Small Cap Value Portfolio
277	Value Portfolio
290	Notes to Financial Statements
308	Report of Independent Registered Public Accounting Firm
309	Shareholder Meeting Results
310	Directors and Officers
315	Investment Management Agreement Considerations
325	Annual Privacy Notice
327	Proxy Voting Information
328	Quarterly Portfolio Schedule Information

President's Letter
      December 31, 2005

Dear Shareholder:

Enclosed is our report on your Portfolio's operations for the 12 months ended December 31, 2005. The 12-month period brought some positive results for most investors, despite challenges from a variety of directions in the latter half of the period. Stocks ended the fiscal year generally higher, as the S&P 500 returned 4.92 percent, although the Dow Jones Industrial Average rose only 1.72 percent. Bonds were flat for much of the period but ended the year slightly higher, with the Citigroup Broad Investment Grade Index returning 2.57 percent over the last 12 months.

The first half of the fiscal year brought strong economic growth, solid corporate earnings and a generally positive environment for investors. The last six months brought a few challenges, but the economy and the financial markets continued to be resilient. Between June and December, we weathered increasing energy prices, steadily rising short-term interest rates, budding inflationary pressures and, most dramatically, two major hurricanes that tragically struck the Gulf Coast. Despite the headwinds, the U.S. economy has remained strong. Gross domestic product (GDP) in the U.S. grew at a solid pace, rising, preliminarily, between 3.5 and 4.0 percent for the year. As we look toward 2006, it does appear that economic growth will slow somewhat, due to higher interest rates and higher energy prices, but is still likely to rise about 3 percent or so.

Throughout the fiscal year, the Federal Reserve pursued a campaign of steadily raising short-term interest rates. The Fed enacted another quarter-point increase in December, bringing the Federal Funds rate to 4.25 percent. Although future Fed policy remains uncertain, indications are that the rate-raising campaign is likely to end in 2006. As it becomes clear that the economy is operating at a sustainable, non-inflationary rate, the Fed likely will cease pushing up interest rates.

The other major potential drag on the economy is the rapid rise of oil prices. Crude oil hovered just above $40 per barrel in late 2004. By the end of December 2005, the price surpassed $61 per barrel. The world is facing constraints in supply such as we have never seen before. While many are forecasting that prices may ease some in 2006, we believe that longer term, higher energy prices are here to stay. As investors, we must remain aware of that reality, its impact on the world economies, and any opportunities that it may create.

Regardless of the short-term challenges brought on by economic or geopolitical events, a longer-term perspective is often more instructive for investors. That is why we believe it is important to develop and maintain a long-term financial plan for your personal situation. Through appropriate diversification among four or five or so different asset classes, you can potentially provide more balance to your investment portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the W&R Target Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2005.

Actual Expenses

The first line in the following tables provides information about actual investment values and actual expenses. You may use the information in this line, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical investment values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Asset Strategy Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,203.10	1.03%	$5.70
Based on 5% Return(2)	$1,000	$1,020.04	1.03%	$5.22

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,042.80	1.01%	$5.20
Based on 5% Return(2)	$1,000	$1,020.12	1.01%	$5.14

Bond Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$996.20	0.85%	$4.29
Based on 5% Return(2)	$1,000	$1,020.91	0.85%	$4.34

Core Equity Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,065.60	1.01%	$5.25
Based on 5% Return(2)	$1,000	$1,020.13	1.01%	$5.13

Dividend Income Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,097.70	1.09%	$5.74
Based on 5% Return(2)	$1,000	$1,019.74	1.09%	$5.52

Global Natural Resources Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,204.60	2.17%	$12.06
Based on 5% Return(2)	$1,000	$1,014.27	2.17%	$11.02

Growth Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,098.00	0.99%	$5.26
Based on 5% Return(2)	$1,000	$1,020.20	0.99%	$5.06

High Income Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,027.50	0.95%	$4.84
Based on 5% Return(2)	$1,000	$1,020.44	0.95%	$4.82

International Growth Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,188.10	1.20%	$6.62
Based on 5% Return(2)	$1,000	$1,019.16	1.20%	$6.11

International Value Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,097.90	1.19%	$6.29
Based on 5% Return(2)	$1,000	$1,019.21	1.19%	$6.06

Limited-Term Bond Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,006.00	0.86%	$4.32
Based on 5% Return(2)	$1,000	$1,020.90	0.86%	$4.36

Micro Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,175.40	1.32%	$7.25
Based on 5% Return(2)	$1,000	$1,018.54	1.32%	$6.73

Mid Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,120.40	1.53%	$8.16
Based on 5% Return(2)	$1,000	$1,017.51	1.53%	$7.77

Money Market Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,015.50	0.79%	$3.99
Based on 5% Return(2)	$1,000	$1,021.25	0.79%	$4.00

Mortgage Securities Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,001.50	0.93%	$4.71
Based on 5% Return(2)	$1,000	$1,020.50	0.93%	$4.76

Real Estate Securities Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,053.40	1.32%	$6.84
Based on 5% Return(2)	$1,000	$1,018.55	1.32%	$6.72

Science and Technology Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,128.50	1.17%	$6.27
Based on 5% Return(2)	$1,000	$1,019.32	1.17%	$5.95

Small Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,069.60	1.16%	$6.04
Based on 5% Return(2)	$1,000	$1,019.37	1.16%	$5.90

Small Cap Value Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,033.90	1.16%	$5.97
Based on 5% Return(2)	$1,000	$1,019.34	1.16%	$5.93

Value Portfolio Expenses
For the Six Months Ended December 31, 2005	Beginning Investment Value 6-30-05	Ending Investment Value 12-31-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,028.00	1.02%	$5.19
Based on 5% Return(2)	$1,000	$1,020.09	1.02%	$5.17

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average investment value over the period, multiplied by 184 days in the six-month period ended December 31, 2005, and divided by 365.

(1)This line uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Investment Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This line uses a hypothetical 5% return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only.

Managers' Discussion of Asset Strategy Portfolio
      December 31, 2005

An interview with Michael L. Avery and Daniel J. Vrabac, portfolio managers of
W&R Target Funds, Inc. - Asset Strategy Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio did quite well, increasing 24.27 percent during the fiscal year, significantly outperforming both its stock and its bond benchmark indexes. In comparison, the S&P 500 Index (reflecting the performance of securities that generally represent the stock market) increased 4.92 percent for the year, the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) increased 2.57 percent, the Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflecting the performance of securities that generally represent one-month certificates of deposit) increased 3.32 percent, and the Lipper Variable Annuity Flexible Portfolio Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 4.80 percent during the year. A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments.

What helped the Portfolio outperform its benchmark indexes during the fiscal year?

Investors should view 2005 as a strong year for the Portfolio, but should not become accustomed to nor expect this type of return every year. In 2005, a lot of things went right. We believe that we were able to achieve a high level of performance over the period because of our adherence to a long-term strategy based on our view of global fundamental economic processes. Although 2005 was an excellent year, our approach is not designed to create such huge outperformance year-in and year-out. However, over longer periods of time, we strongly believe in our approach, feeling that it may provide a reasonable opportunity for success. For several quarters now, the Portfolio has been increasing its emphasis on Asia. We believe that Asia likely will continue to gain in importance as a major growth area of the global economy. Therefore, we continue to structure the Portfolio in a fashion that we feel will allow us to take advantage of that growth.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The Portfolio is focused on the fact that we see the relative shares of global gross domestic product (GDP) shifting, and shifting in a major way over the next several years. In absolute terms, we believe that the U.S. likely will remain the dominant national economy. In relative terms, however, the U.S. share of both global growth and global wealth has been declining and we feel may continue to decline. We believe that the trend toward strong absolute and relative growth in Asia is likely to continue for the intermediate term. China gradually has been opening its economy over the last 25 years, but the pace has accelerated in very recent years. This has led to an increase in Chinese per capita income, which has been followed by an increase in the demand for goods and services. We believe that this has tremendous implications for where to invest money. We intend to continue to use the Portfolio's flexibility to be in any market, anywhere in the world in an effort to find the assets that best match our strategy.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We continued to focus on global growth rebalancing toward Asia, keeping in mind our concern over the U.S. dollar, and a belief that higher energy and commodity prices are now the norm and not the exception. We feel that the primary reason we outperformed the benchmark is that the Portfolio is more flexible than most in our category, allowing us to move significantly outside of U.S. investments to seek out the best returns on capital around the world, whether they be in stocks, bonds, or other investments. We have devoted a significant percentage of the Portfolio to non-U.S. dollar investments and to investments in gold bullion and gold equities. Our concern is based primarily on the savings/investment imbalance in the U.S., which we believe is a result of the large federal budget deficit and an overly aggressive monetary policy.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We don't anticipate any major changes in strategy in the near term. During the fiscal year, we did increase our allocation to Japan as part of our overall Asia strategy. We believe Japan is truly in a sustainable upswing for the first time in 15 years. There has been, and we believe there will continue to be, significant volatility in domestic and international markets. That said, we continue to believe that the focus on the fundamentals and an adherence to our long-term strategy potentially could serve the investor well in the near-term period.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk, and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Asset Strategy Portfolio(1)	$29,228
S&P 500 Index	$23,862
Citigroup Broad Investment Grade Index	$18,233
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$14,863
Lipper Variable Annuity Flexible Portfolio Funds Universe Average	$20,409

		W&R TARGET ASSET STRATEGY PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER VARIABLE ANNUITY FLEXIBLE FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000	10,000	10,000
DEC	1996	10,602	12,296	10,362	10,553	11,452
DEC	1997	12,087	16,390	11,360	11,152	13,668
DEC	1998	13,290	21,094	12,350	11,784	15,504
DEC	1999	16,341	25,538	12,248	12,412	17,355
DEC	2000	20,024	23,193	13,667	13,223	17,648
DEC	2001	18,030	20,431	14,832	13,770	16,846
DEC	2002	18,622	15,915	16,328	14,016	14,996
DEC	2003	20,759	20,486	17,014	14,184	17,942
DEC	2004	23,519	22,715	17,776	14,385	19,474
DEC	2005	29,228	23,833	18,233	14,863	20,409

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	24.27%
5-year period ended 12-31-05	7.86%
10-year period ended 12-31-05	11.32%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Asset Strategy Portfolio had net assets totaling $416,167,649 invested in a diversified portfolio of:

45.00%	Domestic Common Stocks
42.94%	Foreign Common Stocks
3.39%	Corporate Debt Securities
3.22%	Bullion
1.88%	U.S. Government Agency Obligations
1.82%	Cash and Cash Equivalents, Option and Unrealized Gain on Open Forward Currency Contracts
1.75%	Other Government Securities

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio was invested by geographic region, security type and by industry, respectively, as follows:

United States	$48.60
Pacific Basin	$24.34
Europe	$10.96
South America	$5.78
Canada	$4.21
Bullion	$3.22
Cash and Cash Equivalents, Option and Unrealized Gain on Open Forward Currency Contracts	$1.82
Other	$1.07

Common Stocks
Domestic	$45.00
Foreign	$42.94
Corporate Debt Securities	$3.39
Bullion	$3.22
U.S. Government Agency Obligations	$1.88
Cash and Cash Equivalents, Option and Unrealized Gain on Open Forward Currency Contracts	$1.82
Other Government Securities	$1.75

Raw Materials Stocks	$16.87
Energy Stocks	$15.97
Multi-Industry Stocks	$12.13
Financial Services Stocks	$9.54
Capital Goods Stocks	$5.69
Technology Stocks	$5.59
Utilities Stocks	$4.42
Business Equipment and Services Stocks	$4.02
Consumer Nondurables Stocks	$4.00
Miscellaneous Stocks	$3.58
Corporate Debt Securities	$3.39
Bullion	$3.22
Health Care Stocks	$3.13
Consumer Durables Stocks	$3.00
U.S. Government Agency Obligations	$1.88
Cash and Cash Equivalents, Option and Unrealized Gain on Open Forward Currency Contracts	$1.82
Other Government Securities	$1.75
      See footnotes on page 9.

The Investments of Asset Strategy Portfolio
December 31, 2005
BULLION - 3.22%	Troy Ounces	Value

Gold	25,919	$13,400,052
(Cost: $10,662,989)

COMMON STOCKS	Shares

Aircraft - 2.95%
BAE SYSTEMS plc (A)	6,309	41,437
Boeing Company (The)	145,440	10,215,706
United Technologies Corporation	35,980	2,011,642
		12,268,785
Banks - 2.51%
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	771	10,459,999

Business Equipment and Services - 4.02%
Dentsu Inc. (A)	1,478	4,812,414
Headwaters Incorporated*	100,746	3,570,438
Jacobs Engineering Group Inc.*	46,100	3,128,807
Mitsubishi Corporation (A)	77,200	1,708,500
Mitsui & Co., Ltd. (A)	274,000	3,519,820
		16,739,979
Capital Equipment - 3.12%
Caterpillar Inc.	110,358	6,375,382
China Shenhua Energy Company Limited, H shares (A)*	2,709,000	2,987,232
SMC Corporation (A)	25,300	3,614,745
		12,977,359
Chemicals - Petroleum and Inorganic - 0.74%
Yara International ASA (A)	211,975	3,085,734

Coal - 2.13%
Foundation Coal Holdings, Inc.	54,697	2,078,486
Peabody Energy Corporation	82,108	6,767,341
		8,845,827
Construction Materials - 0.00%
CRH public limited company (A)	278	8,175

Electrical Equipment - 0.29%
Ushio Inc. (A)	51,800	1,210,065

Electronic Components - 2.64%
Samsung Electronics Co., Ltd. (A)	16,837	10,976,488

Finance Companies - 2.74%
Rio Tinto plc (A)	231,715	10,584,507
SLM Corporation	15,019	827,397
		11,411,904
Food and Related - 4.00%
Archer Daniels Midland Company	410,365	10,119,601
Bunge Limited	115,373	6,531,266
		16,650,867
Forest and Paper Products - 0.39%
Aracruz Celulose S.A., ADR	40,122	1,605,281

Gold and Precious Metals - 3.58%
Agnico-Eagle Mines Limited	98,056	1,937,587
Barrick Gold Corporation	304,583	8,488,728
Open Joint Stock Company "Mining and Metallurgical Company Norilsk Nickel", ADR	47,565	4,475,866
		14,902,181
Health Care - Drugs - 3.13%
Genentech, Inc.*	14,461	1,337,642
Gilead Sciences, Inc.*	195,644	10,284,027
Neurocrine Biosciences, Inc.*	22,629	1,419,178
		13,040,847
Insurance - Life - 0.28%
Aflac Incorporated	25,120	1,166,070

Mining - 12.55%
Alumina Limited (A)	561,390	3,053,739
BHP Billiton Plc (A)	476,090	7,940,243
Cameco Corporation (A)	38,100	2,418,512
Falconbridge Limited (A)	140,655	4,174,457
Freeport-McMoRan Copper & Gold Inc., Class B	62,506	3,362,823
Inco Limited	141,388	6,160,275
Newmont Mining Corporation	184,610	9,858,174
Phelps Dodge Corporation	37,917	5,455,119
Southern Copper Corporation	146,280	9,797,834
		52,221,176
Motor Vehicle Parts - 0.23%
AISIN SEIKI CO., LTD. (A)	25,900	950,922

Motor Vehicles - 2.77%
Toyota Motor Corporation (A)	221,800	11,509,866

Multiple Industry - 12.13%
3M Company	21,900	1,697,250
Alpha Natural Resources, Inc.*	155,099	2,979,452
Bucyrus International, Inc., Class A	21,691	1,143,549
China Life Insurance Company Limited, H shares (A)*	5,031,000	4,444,662
Companhia Vale do Rio Doce, ADR	292,362	12,027,773
General Electric Company	268,890	9,424,594
Google Inc., Class A*	24,768	10,276,367
Hutchison Whampoa Limited, Ordinary Shares (A)	530,000	5,048,010
Las Vegas Sands, Inc.*	87,150	3,439,810
		50,481,467
Non-Residential Construction - 2.28%
Fluor Corporation	53,965	4,169,336
Hyundai Heavy Industries Co., Ltd. (A)	42,190	3,209,587
Shimizu Corporation (A)	289,000	2,124,586
		9,503,509
Petroleum - Domestic - 0.55%
PetroChina Company Limited, H Shares (A)(B)	2,800,000	2,293,114

Petroleum - International - 7.63%
Anadarko Petroleum Corporation	71,625	6,786,469
BP p.l.c., ADR	74,752	4,800,573
Burlington Resources Inc.	73,935	6,373,197
China Petroleum & Chemical Corporation, H Shares (A)	6,862,000	3,407,260
Exxon Mobil Corporation	185,161	10,400,493
		31,767,992
Petroleum - Services - 5.66%
Baker Hughes Incorporated	68,595	4,169,204
Schlumberger Limited	106,372	10,334,040
Transocean Inc.*	65,848	4,588,947
Weatherford International Ltd.*	123,400	4,467,080
		23,559,271
Railroad - 1.52%
Central Japan Railway Company (A)	225	2,155,849
Union Pacific Corporation	51,500	4,146,265
		6,302,114
Real Estate Investment Trust - 0.99%
Hongkong Land Holdings Limited	604,000	1,896,560
Keppel Land Limited (A)	1,008,000	2,218,916
		4,115,476
Retail - Food Stores - 0.68%
LAWSON, INC. (A)	68,400	2,818,705

Security and Commodity Brokers - 4.01%
Chicago Mercantile Exchange Holdings Inc.	28,143	10,342,271
Legg Mason, Inc.	53,073	6,352,307
		16,694,578
Utilities - Electric - 2.52%
Veolia Environment (A)	231,734	10,491,089

Utilities - Telephone - 1.90%
KDDI CORPORATION (A)	441	2,542,757
Nippon Telegraph and Telephone Corporation (A)	1,184	5,381,134
		7,923,891

TOTAL COMMON STOCKS - 87.94%		$365,982,731

(Cost: $279,819,881)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Beverages - 0.43%
Central European Distribution Corporation,
8.0%, 7-25-12 (B) (D)	EUR900	1,153,409
Companhia Brasileira de Bebidas,
10.5%, 12-15-11	$ 500	615,000
		1,768,409
Capital Equipment - 0.26%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	1,080	1,077,346

Construction Materials - 0.51%
Interface, Inc.:
7.3%, 4-1-08	520	525,200
9.5%, 2-1-14	550	547,250
Ply Gem Industries, Inc.,
9.0%, 2-15-12	1,180	1,047,250
		2,119,700
Finance Companies - 0.82%
ALROSA Finance S.A.,
8.125%, 5-6-08	900	942,480
Russian Standard Bank:
7.5%, 10-7-10	600	579,840
7.5%, 10-7-10 (B)	350	340,813
SLM Corporation,
4.0%, 7-25-14	600	564,162
Toyota Motor Credit Corporation,
5.85%, 1-18-15	1,050	992,418
		3,419,713
Hospital Supply and Management - 0.18%
US Oncology Holdings, Inc.,
9.26375%, 3-15-15	750	746,250

Mining - 0.42%
Vedanta Resources plc,
6.625%, 2-22-10 (B)	1,800	1,751,098

Motion Pictures - 0.16%
Cinemark, Inc.,
0.0%, 3-15-14 (C)	900	666,000

Multiple Industry - 0.30%
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	750	748,704
Sino-Forest Corporation,
9.125%, 8-17-11 (B)	475	509,437
		1,258,141
Utilities - Electric - 0.05%
Wisconsin Energy Corporation,
5.875%, 4-1-06	227	227,504

Utilities - Telephone - 0.26%
Open Joint Stock Company ''Vimpel-Communications'',
10.0%, 6-16-09 (B)	1,000	1,091,250

TOTAL CORPORATE DEBT SECURITIES - 3.39%		$14,125,411

(Cost: $13,915,544)

OTHER GOVERNMENT SECURITIES	Principal Amount in Thousands

South Korea - 0.24%
Korea Development Bank (The),
4.54313%, 10-29-06	$1,000	994,132

United Kingdom - 1.51%
United Kingdom Treasury:
5.75%, 12-7-09 (D)	GBP 2,000	3,633,673
4.75%, 6-7-10 (D)	1,500	2,641,074
		6,274,747

TOTAL OTHER GOVERNMENT SECURITIES - 1.75%		$7,268,879

(Cost: $7,428,641)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.0%, 4-15-19	$1,357	197,912
5.0%, 4-15-19	659	96,675
5.0%, 2-15-20	2,325	118,767
5.0%, 7-15-21	1,210	128,573
5.0%, 6-15-22	2,078	104,073
5.0%, 7-15-22	7,587	432,488
5.0%, 11-15-22	648	126,200
5.0%, 1-15-23	1,534	100,006
5.0%, 4-15-23	757	73,632
5.0%, 5-15-23	1,148	193,103
5.0%, 8-15-23	852	145,776
5.5%, 11-15-23	3,800	439,275
5.5%, 11-15-23	2,301	221,696
5.0%, 9-15-24	2,364	224,504
5.5%, 9-15-24	1,365	127,518
5.5%, 4-15-25	604	67,835
5.5%, 4-15-25	283	43,022
5.0%, 9-15-25	3,064	324,917
5.0%, 4-15-26	3,472	357,153
5.5%, 2-15-30	833	112,196
5.0%, 8-15-30	1,731	196,710
5.5%, 3-15-31	1,147	174,954
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 11-25-17	1,508	152,614
5.0%, 5-25-22	968	154,676
5.5%, 9-25-25	914	89,613
5.5%, 11-25-25	3,008	253,202
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 1-20-30	2,172	325,632
5.0%, 6-20-31	2,366	378,709
5.0%, 7-20-33	650	130,890
5.5%, 11-20-33	2,455	473,426
5.5%, 7-1-35	738	121,357
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 11-15-16	344	349,010
5.5%, 11-15-16	98	99,034
5.5%, 12-15-16	683	693,257
5.5%, 12-15-16	598	606,546

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 1.88%		$7,834,951

(Cost: $7,382,912)

CALL OPTION - 0.00%	Number of Contracts

Albertson's, Inc., January 22.5, Expires 1-21-06	46	$1,380
(Cost: $4,920)

UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS - 0.09%	Face Amount in Thousands

British Pound, 3-8-06 (D)	GBP 5,380	307,073
Euro, 6-8-06 (D)	EUR 750	36,735
Euro, 7-19-06 (D)	900	29,855
		$373,663

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Security and Commodity Brokers - 1.15%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.2%, 1-3-06	$4,759	4,757,890

Utilities - Electric - 0.23%
Wisconsin Electric Power Co.,
4.22%, 1-3-06	964	963,774

Total Commercial Paper - 1.38%		5,721,664

United States Government Obligation - 0.91%
United States Treasury Bill,
3.845%, 2-2-06	3,800	3,787,794

TOTAL SHORT-TERM SECURITIES - 2.29%		$9,509,458

(Cost: $9,508,676)

TOTAL INVESTMENT SECURITIES - 100.56%		$418,496,525

(Cost: $328,723,563)

LIABILITIES, NET OF CASH(E) AND OTHER ASSETS - (0.56%)		(2,328,876)

NET ASSETS - 100.00%		$416,167,649

Notes to Schedule of Investments

Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.

The following swap agreements were outstanding at December 31, 2005. (See Note 7 to financial statements):
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Depreciation

Merrill Lynch International	Dow Jones CDX Emerging Markets Series 4	1.80%	12-20-10	$3,600,000	$(48,600)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 5	3.95%	12-20-10	3,724,000	(53,998)

					$(102,598)

*No dividends were paid during the preceding 12 months.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $8,216,467 or 1.97% of net assets.

(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(D)Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro, GBP - Great Britain Pound).
(E)Cash serves as collateral for the following open futures contract at December 31, 2005. (See Note 6 to financial statements):
Underlying Security	Number of Contracts	Expiration Date	Market Value	Underlying Face Amount at Value

S&P 500 Index	24	3-18-06	$7,528,800	$7,596,300

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ASSET STRATEGY PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investments - at value (Notes 1 and 3):
Bullion (cost - $10,663)	$13,400
Securities (cost - $318,061)	405,097

418,497
Cash	4
Initial margin	378
Deposit with broker for swaps	120
Receivables:
Dividends and interest	715
Portfolio shares sold	632
Investment securities sold	38

Total assets	420,384

LIABILITIES
Payable for investment securities purchased	4,004
Unrealized depreciation on swap agreements (Note 7)	103
Payable to Portfolio shareholders	23
Amortized swap premiums received (Note 7)	18
Accrued management fee (Note 2)	16
Accrued accounting services fee (Note 2)	10
Accrued service fee (Note 2)	6
Accrued shareholder servicing (Note 2)	3
Other	33

Total liabilities	4,216

Total net assets	$416,168

NET ASSETS
$0.001 par value capital stock:
Capital stock	$47
Additional paid-in capital	327,050
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	271
Accumulated undistributed net realized loss on investment transactions	(941)
Net unrealized appreciation in value of securities	89,399
Net unrealized appreciation in value of forward currency contracts	374
Net unrealized appreciation in value of futures	68
Net unrealized depreciation in value of swaps	(103)
Net unrealized appreciation in value of foreign currency exchange	3

Net assets applicable to outstanding units of capital	$416,168

Net asset value, redemption and offering price per share	$8.8625

Capital shares outstanding	46,958
Capital shares authorized	80,000

See Notes to Financial Statements.

Statement of Operations
      ASSET STRATEGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $237)	$5,033
Interest and amortization	2,044

Total income	7,077

Expenses (Note 2):
Investment management fee	2,322
Service fee	829
Accounting services fee	103
Custodian fees	67
Shareholder servicing	13
Audit fees	9
Legal fees	5
Other	72

Total expenses	3,420

Net investment income	3,657

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	27,044
Realized net loss on forward currency contracts	(1,013)
Realized net loss on futures contracts	(85)
Realized net gain on purchased options	517
Realized net loss on written options	(1,442)
Realized net loss on swaps	(161)
Realized net loss on foreign currency transactions	(148)

Realized net gain on investments	24,712

Unrealized appreciation in value of securities during the period	46,755
Unrealized appreciation in value of forward currency contracts during the period	1,387
Unrealized appreciation in value of futures contracts during the period	68
Unrealized appreciation in value of written options during the period	8
Unrealized depreciation in value of swaps during the period	(103)
Unrealized depreciation in value of foreign currency exchange during the period	(1)

Unrealized appreciation in value of investments during the period	48,114

Net gain on investments	72,826

Net increase in net assets resulting from operations	$76,483

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ASSET STRATEGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,657		$2,493
Realized net gain on investments	24,712		3,673
Unrealized appreciation	48,114		26,567

Net increase in net assets resulting from operations	76,483		32,733

Dividends to shareholders from (Note 1E):(1)
Net investment income	(3,310)		(3,562)
Realized gains on investment transactions	(27,042)		(1,900)

	(30,352)		(5,462)

Capital share transactions(2)	87,671		28,150

Total increase	133,802		55,421
NET ASSETS
Beginning of period	282,366		226,945

End of period	$416,168		$282,366

Undistributed net investment income	$271	$	--- *

(1)See "Financial Highlights" on page 28

(2)Shares issued from sale of shares	8,801		5,516
Shares issued from reinvestment of dividend and/or capital gains distribution	3,425		710
Shares redeemed	(1,974)		(2,298)

Increase in outstanding capital shares	10,252		3,928

Value issued from sale of shares	$73,672		$38,917
Value issued from reinvestment of dividend and/or capital gains distribution	30,352		5,462
Value redeemed	(16,353)		(16,229)

Increase in outstanding capital	$87,671		$28,150

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.6926	$6.9237	$6.3078	$6.2046	$7.0540

Income (loss) from investment operations:
Net investment income	0.0836	0.0699	0.0769	0.1005	0.1323
Net realized and unrealized gain (loss) on investments	1.7847	0.8508	0.6469	0.1032	(0.8354)

Total from investment operations	1.8683	0.9207	0.7238	0.2037	(0.7031)

Less distributions from:
Net investment income	(0.0762)	(0.0990)	(0.0769)	(0.1005)	(0.1334)
Capital gains	(0.6222)	(0.0528)	(0.0310)	(0.0000)	(0.0129)

Total distributions	(0.6984)	(0.1518)	(0.1079)	(0.1005)	(0.1463)

Net asset value, end of period	$8.8625	$7.6926	$6.9237	$6.3078	$6.2046

Total return	24.27%	13.30%	11.47%	3.28%	-9.96%
Net assets, end of period (in millions)	$416	$282	$227	$167	$115
Ratio of expenses to average net assets	1.03%	1.06%	1.03%	1.04%	1.03%
Ratio of net investment income to average net assets	1.10%	1.02%	1.27%	1.90%	2.63%
Portfolio turnover rate	79%	118%	224%	95%	188%

See Notes to Financial Statements.

Manager's Discussion of Balanced Portfolio
      December 31, 2005

An interview with Cynthia P. Prince-Fox,
portfolio manager of W&R Target Funds, Inc. -
Balanced Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 5.01 percent for the fiscal year, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 4.92 percent for the same period; the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of funds in the bond market), which increased 2.47 percent for the period; and the Lipper Variable Annuity Balanced Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 4.81 percent for the period. Multiple indexes are presented because the Portfolio invests in both stocks and bonds.

What factors affected the Portfolio's performance during the fiscal year?

The most important reasons behind the Portfolio's slight outperformance, we believe, were strong asset allocation decisions and industry emphasis. The equity portion of the Portfolio outperformed the S&P 500 primarily as a result of our holdings in the energy, health care, utilities and industrial sectors. Our strategy of maintaining our weightings in economically sensitive areas throughout the year had a positive impact on overall performance. The energy sector was the best performing sector as oil prices pushed up against $70 per barrel in late summer. We maintained our overweight position in energy for most of the year, as we felt prices would remain higher than generally anticipated. The Fund was also overweight in utilities, the second best performing sector in the S&P 500, which continued to do well as an industry, offering compelling valuations and dividend yields, with added gains from deregulated nuclear and coal plant exposure that benefited from rising energy prices. Our health care exposure largely was centered around the services, distribution and specialty pharmaceuticals and away from the larger pharmaceuticals. From an asset allocation standpoint, we felt equities were more attractive than fixed income, and positioned the Portfolio accordingly. Given this, the fixed income portion of the Portfolio performed about in-line with the benchmark.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Over the last 12 months, the financial markets have fluctuated, anticipating either a more severe slowdown in the economy or a protracted period of slower but positive economic growth. We felt the latter seemed more likely as companies have been unwilling to add significantly to either their payrolls or capacity, corroborated by capital spending and hiring trends. This behavior effectively reduced the possibility of excess inventory in the system. The markets also were grappling with the idea of $70-per-barrel oil and the tendency for past oil spikes to cause a recession. As such, attention turned to the consumer in anticipation of a pullback in spending. The result has been an increase in both disposable income and consumer confidence, with rising home prices perhaps explaining part of the optimistic view by the consumer.

All these issues, coupled with the uncertainty of how high the Federal Reserve would be willing to raise interest rates, resulted in a great deal of short-term volatility around any given economic data point. While much of the gains for the fiscal year remained clustered in a handful of sectors, specifically energy, we did see a broadening out in performance to other sectors as oil prices pulled back from the highs reached in September. We view these events as a healthy sign as we head into 2006. Meanwhile, the yield curve continued to flatten heading into the final quarter of the year, as evidenced by the benchmark 10-year U.S. Treasury yield, which showed little movement after the Federal Reserve continued to raise the target rate 25 basis points at each of the two meetings in late 2005.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We maintained our weightings in economically sensitive areas throughout the year, particularly those we felt would benefit from growth in Asia and other emerging economies. We increased our emphasis on holdings - such as health care and consumer staples - that we felt were likely to demonstrate sustainable growth rates in a decelerating economy. Conversely, we underweighted the American consumer. While not calling for a drastic retrenchment of the consumer, we do feel the consumer will have less discretionary income to spend. We believe that higher short-term interest rates (which impact adjustable loans and credit expenses), increased gasoline and heating costs, and a cooling real estate market likely will detract from consumer spending.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Overall, we placed our greatest emphasis on industrials, health care and utilities relative to the weightings found in the benchmark. While the financial sector is the largest weighted sector in the Portfolio, we are significantly underweight banks. We have preferred to invest in financial holdings that we feel may benefit from strong secular and demographic trends, such as student lending and wealth management.

As we look to 2006, we continue to believe that returns from the broad equity market likely will be positive. We saw a significant compression in price-earnings (P/E) multiples in 2005, which some believe could insulate the markets, to some degree, if interest rates and/or inflation move significantly up from here. While we do not endorse this view at the present, we are optimistic about the continued expansion of the global economy as profit margins are historically high, making earnings growth more highly valued. Regarding sector emphasis, we believe that selective, economically sensitive areas will continue to perform well as we head into 2006. We also feel there are some very exciting developments occurring in technology and telecommunications. Some of the trends that we are beginning to witness are a result of the digitization of content and new forms of content distribution. While these trends were just a concept five or six years ago, they are a reality today. As such, we have some exposure to these developments and look to increase that, given ongoing consumer technology adoption.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Balanced Portfolio(1)	$19,826
S&P 500 Index	$23,862
Citigroup Treasury/Government Sponsored/Credit Index	$18,280
Lipper Variable Annuity Balanced Funds Universe Average	$20,524

		W&R TARGET BALANCED PORTFOLIO	S&P 500 INDEX	CITIGROUP TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER VARIABLE ANNUITY BALANCED FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000	10,000
DEC	1996	11,118	12,312	10,292	11,352
DEC	1997	13,174	16,410	11,300	13,524
DEC	1998	14,316	21,120	12,368	15,582
DEC	1999	15,767	25,570	12,117	17,134
DEC	2000	16,893	23,222	13,540	17,522
DEC	2001	15,889	20,456	14,715	16,946
DEC	2002	14,553	15,935	16,306	15,146
DEC	2003	17,331	20,512	17,095	18,054
DEC	2004	18,879	22,744	17,839	19,582
DEC	2005	19,826	23,862	18,280	20,524

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	5.01%
5-year period ended 12-31-05	3.25%
10-year period ended 12-31-05	7.08%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Balanced Portfolio had net assets totaling $581,584,541 invested in a diversified portfolio of:

69.02%	Domestic Common Stocks
16.87%	U.S. Government and Government Agency Obligations
5.79%	Foreign Common Stocks
5.03%	Corporate Debt Securities
2.99%	Cash and Cash Equivalents
0.30%	Other Government Security

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Common Stocks
Domestic	$69.02
Foreign	$5.79
U.S. Government and Government Agency Obligations	$16.87
Corporate Debt Securities	$5.03
Cash and Cash Equivalents	$2.99
Other Government Security	$0.30

U.S. Government and Government Agency Obligations	$16.87
Financial Services Stocks	$13.90
Health Care Stocks	$11.66
Technology Stocks	$11.36
Energy Stocks	$8.12
Consumer Nondurables Stocks	$6.45
Multi-Industry Stocks	$5.06
Corporate Debt Securities	$5.03
Miscellaneous Stocks	$4.59
Business Equipment and Services Stocks	$4.47
Capital Goods Stocks	$4.01
Cash and Cash Equivalents	$2.99
Utilities Stocks	$2.64
Consumer Services Stocks	$2.55
Other Government Security	$0.30

The Investments of Balanced Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 0.94%
Southwest Airlines Co.	333,000	$5,471,190

Aircraft - 1.21%
Boeing Company (The)	100,100	7,031,024

Banks - 4.77%
Bank of America Corporation	100,300	4,628,845
Citigroup Inc.	202,700	9,837,031
Northern Trust Corporation	168,400	8,720,594
Wachovia Corporation	86,300	4,561,818
		27,748,288
Beverages - 1.09%
Anheuser-Busch Companies, Inc.	29,000	1,245,840
Brown-Forman Corporation, Class B	73,400	5,088,088
		6,333,928
Business Equipment and Services - 2.39%
Cintas Corporation	203,300	8,359,696
Pitney Bowes Inc.	131,300	5,547,425
		13,907,121
Capital Equipment - 2.03%
Caterpillar Inc.	82,600	4,771,802
Ingersoll-Rand Company Limited, Class A	174,000	7,024,380
		11,796,182
Chemicals - Specialty - 0.94%
Air Products and Chemicals, Inc.	92,200	5,457,318

Communications Equipment - 1.78%
Nokia Corporation, Series A, ADR	339,500	6,212,850
Plantronics, Inc.	145,900	4,128,970
		10,341,820
Computers - Micro - 2.22%
Apple Computer, Inc.*	109,800	7,875,954
Dell Inc.*	168,157	5,035,461
		12,911,415
Computers - Peripherals - 3.44%
Adobe Systems Incorporated	217,300	8,028,148
Microsoft Corporation	457,800	11,955,447
		19,983,595
Defense - 1.57%
General Dynamics Corporation	80,200	9,146,810

Electrical Equipment - 1.04%
Emerson Electric Co.	81,200	6,065,640

Electronic Instruments - 1.14%
Lam Research Corporation*	185,450	6,617,783

Finance Companies - 2.68%
SLM Corporation	282,500	15,562,925

Food and Related - 3.10%
Archer Daniels Midland Company	256,500	6,325,290
Campbell Soup Company	251,900	7,499,063
Kellogg Company	96,900	4,188,018
		18,012,371
Health Care - Drugs - 4.50%
Allergan, Inc.	80,500	8,690,780
Amgen Inc.*	81,100	6,387,436
Gilead Sciences, Inc.*	114,000	5,992,410
Novartis AG, ADR	97,300	5,106,304
		26,176,930
Health Care - General - 4.28%
Biomet, Inc.	167,100	6,105,834
Boston Scientific Corporation*	150,100	3,675,949
DENTSPLY International Inc.	98,700	5,292,788
Johnson & Johnson	163,300	9,814,330
		24,888,901
Hospital Supply and Management - 2.88%
Medtronic, Inc.	132,700	7,639,539
UnitedHealth Group Incorporated	146,200	9,084,868
		16,724,407
Household - General Products - 1.50%
Colgate-Palmolive Company	158,900	8,715,665

Insurance - Life - 1.11%
Aflac Incorporated	138,900	6,447,738

Insurance - Property and Casualty - 2.87%
Allstate Corporation (The)	95,000	5,136,650
Berkshire Hathaway Inc., Class B*	2,300	6,751,650
Chubb Corporation (The)	49,800	4,862,970
		16,751,270
Motion Pictures - 1.46%
News Corporation Limited, Class A	402,700	6,261,985
News Corporation Limited, Class B	132,900	2,207,469
		8,469,454
Multiple Industry - 5.06%
General Electric Company	328,756	11,522,898
Genworth Financial, Inc.	117,100	4,049,318
Las Vegas Sands, Inc.*	192,900	7,613,763
NRG Energy, Inc.*	133,000	6,266,960
		29,452,939
Non-Residential Construction - 0.94%
Fluor Corporation	70,800	5,470,008

Petroleum - International - 3.97%
BP p.l.c., ADR	115,500	7,417,410
ChevronTexaco Corporation	83,000	4,711,910
Exxon Mobil Corporation	195,546	10,983,819
		23,113,139
Petroleum - Services - 4.15%
Nabors Industries Ltd.*	74,900	5,673,675
Schlumberger Limited	151,300	14,698,795
Smith International, Inc.	101,300	3,759,243
		24,131,713
Publishing - 1.09%
Meredith Corporation	121,200	6,343,608

Retail - General Merchandise - 1.46%
Target Corporation	154,200	8,476,374

Security and Commodity Brokers - 2.47%
American Express Company	110,300	5,676,038
Ameritrade Holding Corporation*	102,900	2,469,085
Franklin Resources, Inc.	66,000	6,204,660
		14,349,783
Timesharing and Software - 2.08%
eBay Inc.*	139,400	6,025,565
Paychex, Inc.	159,200	6,069,500
		12,095,065
Tobacco - 0.76%
Altria Group, Inc.	59,300	4,430,896

Trucking and Shipping - 1.25%
Expeditors International of Washington, Inc.	107,700	7,265,981

Utilities - Electric - 2.64%
Dominion Resources, Inc.	91,200	7,040,640
Exelon Corporation	157,000	8,342,980
		15,383,620

TOTAL COMMON STOCKS - 74.81%		$435,074,901

(Cost: $361,143,872)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.06%
Southwest Airlines Co.,
7.875%, 9-1-07	$360	375,546

Banks - 0.24%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	1,250	1,380,600

Beverages - 0.29%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	500	572,107
Diageo Capital plc,
3.5%, 11-19-07	1,150	1,120,084
		1,692,191
Business Equipment and Services - 0.18%
PHH Corporation,
7.125%, 3-1-13	1,000	1,055,882

Chemicals - Specialty - 0.18%
Vulcan Materials Company,
6.4%, 2-1-06	1,050	1,050,231

Finance Companies - 1.12%
American International Group,
3.85%, 11-26-07 (A)	1,400	1,372,964
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	17	413
8.0%, 3-31-11 (A)	1,052	157,742
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	906	930,823
First Union-Lehman Brothers Company,
6.65%, 11-18-29	789	806,359
Mellon Residential Funding,
6.75%, 6-26-28	136	135,644
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	1,500	1,558,797
Unilever Capital Corporation,
5.9%, 11-15-32	1,450	1,535,850
		6,498,592
Food and Related - 0.27%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	1,350	1,590,666

Insurance - Life - 0.26%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	1,375	1,479,005

Insurance - Property and Casualty - 0.28%
Principal Life Global,
6.25%, 2-15-12 (A)	1,500	1,593,333

Leisure Time Industry - 0.18%
Cendant Corporation,
6.875%, 8-15-06	1,000	1,010,264

Multiple Industry - 1.67%
Cargill, Inc.,
6.375%, 6-1-12 (A)	1,150	1,227,364
General Electric Capital Corporation,
2.85%, 1-30-06	6,000	5,993,454
Household Finance Corporation,
6.5%, 1-24-06	2,500	2,502,487
		9,723,305
Real Estate Investment Trust - 0.30%
Vornado Realty L.P.,
5.625%, 6-15-07	1,750	1,762,241

TOTAL CORPORATE DEBT SECURITIES - 5.03%		$29,211,856

(Cost: $29,319,285)

OTHER GOVERNMENT SECURITY - 0.30%

Canada
Hydro-Quebec,
8.0%, 2-1-13	1,500	$1,779,363
(Cost: $1,665,550)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 0.19%
Federal National Mortgage Association,
7.25%, 1-15-10	1,000	1,089,581

Mortgage-Backed Obligations - 3.58%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	1,606	1,628,064
6.0%, 9-1-17	736	754,234
5.0%, 1-1-18	587	581,311
5.5%, 4-1-18	351	353,844
5.0%, 5-1-18	297	294,394
4.5%, 7-1-18	3,485	3,398,531
7.0%, 9-1-25	90	93,691
6.5%, 10-1-28	469	491,281
6.5%, 2-1-29	358	375,037
7.5%, 4-1-31	249	262,885
7.0%, 7-1-31	438	460,994
7.0%, 9-1-31	428	448,938
7.0%, 9-1-31	328	344,848
7.0%, 11-1-31	97	101,861
6.5%, 2-1-32	1,507	1,555,421
7.0%, 2-1-32	568	596,140
7.0%, 2-1-32	501	525,662
7.0%, 3-1-32	337	353,763
7.0%, 7-1-32	875	920,844
6.0%, 9-1-32	2,730	2,760,862
6.0%, 2-1-33	698	705,918
5.5%, 5-1-33	1,150	1,141,803
5.5%, 5-1-33	850	844,206
5.5%, 5-1-33	541	536,997
5.5%, 6-1-33	934	927,478
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 8-15-28	55	56,632
6.5%, 8-15-28	102	106,633
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A,
8.293%, 12-15-26	193	203,166
		20,825,438
Treasury Inflation Protected Obligation - 0.20%
United States Treasury Note,
3.0%, 7-15-12 (B)	1,000	1,171,431

Treasury Obligations - 12.90%
United States Treasury Bonds:
7.5%, 11-15-16	1,500	1,884,141
7.25%, 8-15-22	4,000	5,209,064
6.25%, 8-15-23	5,250	6,269,240
5.25%, 2-15-29	1,150	1,254,893
United States Treasury Notes:
3.25%, 8-15-07	5,000	4,909,570
4.25%, 10-31-07	1,200	1,196,484
3.0%, 11-15-07	4,000	3,900,312
3.0%, 2-15-08	3,000	2,915,508
2.625%, 5-15-08	4,000	3,842,500
4.75%, 11-15-08	4,000	4,038,436
4.0%, 3-15-10	3,200	3,154,125
4.25%, 10-15-10	10,000	9,947,660
3.875%, 2-15-13	3,000	2,907,774
3.625%, 5-15-13	3,000	2,861,367
4.25%, 8-15-13	4,000	3,964,220
4.25%, 8-15-15	17,000	16,780,190
		75,035,484

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 16.87%		$98,121,934

(Cost: $97,319,843)

SHORT-TERM SECURITIES

Beverages - 0.51%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	3,000	2,993,937

Finance Companies - 0.33%
Ciesco, LLC,
4.27%, 1-11-06	1,900	1,897,746

Household - General Products - 0.86%
Kimberly-Clark Worldwide Inc.,
4.12%, 1-3-06	5,000	4,998,856

Multiple Industry - 0.51%
Michigan Consolidated Gas Co.,
4.43%, 1-12-06	3,000	2,995,939

Utilities - Electric - 0.51%
Wisconsin Electric Power Co.,
4.22%, 1-3-06	2,955	2,954,307

TOTAL SHORT-TERM SECURITIES - 2.72%		$15,840,785

(Cost: $15,840,785)

TOTAL INVESTMENT SECURITIES - 99.73%		$580,028,839

(Cost: $505,289,335)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.27%		1,555,702

NET ASSETS - 100.00%		$581,584,541

Notes to Schedule of Investments

Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.
*No dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $5,910,613 or 1.02% of net assets.

(B)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BALANCED PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $505,289) (Notes 1 and 3)	$580,029
Cash	1
Receivables:
Dividends and interest	1,968
Portfolio shares sold	16

Total assets	582,014

LIABILITIES
Payable to Portfolio shareholders	352
Accrued management fee (Note 2)	22
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	8
Accrued shareholder servicing (Note 2)	5
Other	29

Total liabilities	429

Total net assets	$581,585

NET ASSETS
$0.001 par value capital stock:
Capital stock	$73
Additional paid-in capital	552,565
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(17)
Accumulated undistributed net realized loss on investment transactions	(45,776)
Net unrealized appreciation in value of investments	74,740

Net assets applicable to outstanding units of capital	$581,585

Net asset value, redemption and offering price per share	$7.9631

Capital shares outstanding	73,035
Capital shares authorized	180,000

See Notes to Financial Statements.

Statement of Operations
      BALANCED PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,936
Dividends (net of foreign withholding taxes of $8)	6,347

Total income	13,283

Expenses (Note 2):
Investment management fee	4,192
Service fee	1,497
Accounting services fee	156
Custodian fees	25
Shareholder servicing	22
Audit fees	17
Legal fees	15
Other	147

Total expenses	6,071

Net investment income	7,212

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	42,443
Unrealized depreciation in value of investments during the period	(20,952)

Net gain on investments	21,491

Net increase in net assets resulting from operations	$28,703

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BALANCED PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,212		$8,830
Realized net gain on investments	42,443		19,423
Unrealized appreciation (depreciation)	(20,952)		24,058

Net increase in net assets resulting from operations	28,703		52,311

Dividends to shareholders from (Note 1E):(1)
Net investment income	(7,229)		(8,830)
Realized gains on investment transactions	(-)		(-)

	(7,229)		(8,830)

Capital share transactions(2)	(67,651)		(30,525)

Total increase (decrease)	(46,177)		12,956
NET ASSETS
Beginning of period	627,762		614,806

End of period	$581,585		$627,762

Undistributed net investment loss	$(17)	$	(- )*

(1)See "Financial Highlights" on page 45.

(2)Shares issued from sale of shares	2,662		5,882
Shares issued from reinvestment of dividend and/or capital gains distribution	908		1,150
Shares redeemed	(12,293)		(11,271)

Decrease in outstanding capital shares	(8,723)		(4,239)

Value issued from sale of shares	$20,592		$42,641
Value issued from reinvestment of dividend and/or capital gains distribution	7,229		8,830
Value redeemed	(95,472)		(81,996)

Decrease in outstanding capital	$(67,651)		$(30,525)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      BALANCED PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.6783	$7.1491	$6.0423	$6.7224	$7.3258

Income (loss) from investment operations:
Net investment income	0.0999	0.1096	0.0467	0.1145	0.1593
Net realized and unrealized gain (loss) on investments	0.2851	0.5292	1.1068	(0.6801)	(0.5955)

Total from investment operations	0.3850	0.6388	1.1535	(0.5656)	(0.4362)

Less distributions from:
Net investment income	(0.1002)	(0.1096)	(0.0467)	(0.1145)	(0.1593)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0079)

Total distributions	(0.1002)	(0.1096)	(0.0467)	(0.1145)	(0.1672)

Net asset value, end of period	$7.9631	$7.6783	$7.1491	$6.0423	$6.7224

Total return	5.01%	8.93%	19.09%	-8.41%	-5.94%
Net assets, end of period (in millions)	$582	$628	$615	$168	$178
Ratio of expenses to average net assets	1.01%	1.02%	1.00%	1.01%	1.00%
Ratio of net investment income to average net assets	1.20%	1.45%	1.37%	1.79%	2.44%
Portfolio turnover rate	52%	39%	43%	58%	39%

See Notes to Financial Statements.

Manager's Discussion of Bond Portfolio
      December 31, 2005

An interview with James C. Cusser, CFA,
portfolio manager of W&R Target Funds, Inc. -
Bond Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio slightly underperformed its benchmark index and its peer group during the period. The Portfolio increased 1.61 percent for the fiscal year, compared with the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market) which increased 2.57 percent; and the Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average (reflecting the universe of funds with similar investment objectives) which increased 2.31 percent for the same period.

What factors affected the Portfolio's performance during the fiscal year?

While it was a challenging year for the bond market, it also should be noted that the Portfolio's returns include applicable fees and expenses, whereas the benchmark index returns do not include any such fees. After fees, we feel that the Portfolio's relative performance suffered because of an overly cautious approach to a low interest-rate environment. With fixed income yields near historic lows, we anticipated that over the longer term (a time horizon appropriate for annuity investments) rates could only go up, and, therefore, longer duration investments (bonds more sensitive to interest rates) could only go down. As such, we felt that the prudent approach would be to keep the Portfolio below the duration level of other, competitive portfolios. Furthermore, we kept the credit quality of the Portfolio's investments higher than those of many competitors. In the end, in a year in which longer term interest rates didn't change and credit spreads were equally unmoved, those portfolios with the highest current return (took the greatest credit risk) did the best. Although the differences between the highest returning funds and the lowest returning funds were historically small, we were disappointed in our relative underperformance against our competitors.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

While some might say the most significant aspect of the fixed income environment during the fiscal year was the Federal Reserve's eight interest rate hikes, we don't believe that is what impacted where money was made or lost in the longer term bond market, where the Portfolio resides. In our opinion, two other factors had greater impact on the 2005 markets: the virtual non-movement of longer-term interest rates, and the historic decline of market volatility. Though the Federal Funds rate rose from 2.25 percent to 4.25 percent in 2005, longer-term rates barely moved; the 10-year U.S. Treasury barely rose, while the 30-year U.S. Treasury actually declined some. Add to which, the market's volatility declined precipitously. As a result, bond buyers showed no fear of the market, and were willing to take on risk - credit risk and interest-rate risk - without being significantly rewarded for it. As it stands, there is a glut of savings from abroad that poured into the U.S. market, and that "excess liquidity" protected the bond market from higher short-term rates and anesthetized the market from the usual credit and volatility fears.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As you can infer from the above, we believe that we were too conservative in our duration management. We were slightly short the index, keeping the portfolio at about 95 percent of index duration over the course of the fiscal year. Also, we had less "junk" debt in the Portfolio than other, similar funds. We maintained about a 10 percent exposure to low, non-investment grade debt, while other funds had about double that amount. The combination of low-duration and high-quality contributed to the Portfolio's underperformance.

What is your outlook for the next 12 months?

We believe these conditions of low interest rates and low volatility will continue into 2006. Global issues, such as China's employment problems and slower international economic growth, likely will put a lid on inflation, in our opinion. Also, as long as the U.S. still has relatively high interest rates (compared to European and Asian rates), we believe that world savings likely will continue to pour into the U.S. and provide our markets with a low, steady environment. Accordingly, we are moving the Portfolio's interest rate sensitivity to at least that of the market, and we intend to take on potentially riskier assets, perhaps not in corporate issues, but in the areas of mortgages and other asset-backed securities. Risk for mortgages isn't necessarily credit risk, but more resembling maturity risk, meaning mortgage risk is never knowing when the securities will mature. If interest rates should decline, mortgages shorten in maturity; and if rates rise, they lengthen. "Safer" mortgages typically don't move as much in maturity relative to a change in rates, and these mortgages usually pay less. Given this, we anticipate buying less-safe mortgages in 2006 in order to potentially realize a higher current income and, ideally, a better relative total return for our investors.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk, and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States government.

Comparison of Change in Value of $10,000 Investment

W&R Target Bond Portfolio(1)	$16,990
Citigroup Broad Investment Grade Index	$18,230
Lipper Variable Annuity Corporate Debt Funds A-Rated Universe Average	$17,243

		W&R TARGET BOND PORTFOLIO	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER VARIABLE ANNUITY CORPORATE DEBT FUNDS A-RATED UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	10,339	10,362	10,278
DEC	1997	11,350	11,359	11,249
DEC	1998	12,184	12,348	12,144
DEC	1999	12,009	12,246	11,933
DEC	2000	13,190	13,665	13,148
DEC	2001	14,176	14,829	14,167
DEC	2002	15,449	16,325	15,386
DEC	2003	16,095	17,012	16,156
DEC	2004	16,720	17,773	16,853
DEC	2005	16,990	18,230	17,243

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	1.61%
5-year period ended 12-31-05	5.19%
10-year period ended 12-31-05	5.44%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BOND PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Bond Portfolio had net assets totaling $211,992,084 invested in a diversified portfolio of:

89.05%	Domestic Bonds
9.74%	Foreign Bonds
1.21%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Corporate Debt Securities	$51.59
U.S. Government Mortgage-Backed Securities	$27.09
U.S. Government Treasury Securities	$15.64
U.S. Government Agency Securities	$2.80
Other Government Securities	$1.67
Cash and Cash Equivalents	$1.21

At December 31, 2005, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	59.05%
AA	3.41%
A	13.56%
BBB	15.34%
BB	5.87%
B	1.42%
CCC	0.14%
Cash and Cash Equivalents	1.21%

The Investments of Bond Portfolio
December 31, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Banks - 2.60%
First Union National Bank of Florida,
6.18%, 2-15-36	$4,000	$4,431,912
SouthTrust Bank, National Association,
6.125%, 1-9-28	1,000	1,081,336
		5,513,248
Broadcasting - 0.49%
TCA Cable TV, Inc.,
6.53%, 2-1-28	1,000	1,030,746

Business Equipment and Services - 0.19%
Quebecor World Capital Corporation,
4.875%, 11-15-08	425	403,730

Chemicals - Petroleum and Inorganic - 0.59%
NOVA Chemicals Corporation,
7.0%, 5-15-06	1,250	1,257,812

Coal - 0.49%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	1,040,000

Communications Equipment - 0.25%
Harris Corporation,
6.35%, 2-1-28	500	522,579

Construction Materials - 1.30%
Hanson PLC,
7.875%, 9-27-10	2,500	2,763,718

Finance Companies - 3.64%
Ford Motor Credit Company,
6.5%, 1-25-07	2,000	1,934,940
General Motors Acceptance Corporation,
5.625%, 5-15-09	3,500	3,113,922
SocGen Real Estate Company L.L.C.,
7.64%, 12-29- 49 (A)	2,000	2,080,886
Westinghouse Electric Corporation,
8.875%, 6-14-14	500	592,421
		7,722,169
Finance Companies - Mortgage Related - 23.93%
Alternative Loan Trust 2005-J4,
5.5%, 11-25-35	1,750	1,704,798
Asset Securitization Corporation,
7.49%, 4-14-29	1,077	1,104,939
Barton Springs CDO SPC, Series 2005-1 Segregated Portfolio and Barton Springs CDO Series 2005-1 LLC,
6.85%, 12-20-10	1,750	1,610,000
Bear Stearns Commercial Mortgage Securities Inc.,
7.32%, 10-15-32	3,315	3,593,204
CHL Pass-Through Trust 2003-20,
5.5%, 7-25-33	2,772	2,726,622
Diversified REIT Owner Trust 1999-1,
6.78%, 3-18-11 (A)	750	773,789
First Union National Bank Commercial Mortgage,
7.841%, 3-15-10	2,500	2,744,631
GMAC Commercial Mortgage Securities, Inc.:
6.869%, 7-15-29	2,094	2,140,086
Series 2001-C1 Trust,
6.465%, 4-15-34	2,500	2,650,313
Series 2004-C1 Trust,
4.1%, 3-10-38	1,500	1,455,436
GSR Mortgage Loan Trust 2004-2F,
7.0%, 1-25-34	1,602	1,651,518
GSR Mortgage Loan Trust 2005-8F,
5.5%, 11-25-35	2,463	2,449,244
IndyMac INDX Mortgage Loan Trust 2004-AR4,
4.8075%, 8-25-34	978	953,979
MASTR Adjustable Rate Mortgages Trust 2005-1,
5.24665%, 3-25-35	2,991	2,944,586
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates:
Series 2004-3AC,
4.9348%, 3-25-34	2,076	2,087,334
Series 2004-5,
4.60123%, 5-25-34	2,022	1,924,222
Series 2004-6,
4.70072%, 6-25-34	996	948,596
Series 2004-12,
5.09858%, 9-25-34	2,989	2,867,314
Series 2004-18,
5.21292%, 12-25-34	4,048	3,969,898
Series 2004-A,
4.61652%, 2-25-34	1,649	1,628,609
Structured Asset Securities Corporation:
4.7623%, 10-25-33	986	965,298
4.7917%, 1-25-34	1,441	1,424,264
Mortgage Pass-Through Certificates,
Series 2003- 40A,
4.7917%, 1-25-34	1,109	1,071,884
Structured Asset Securities Corporation Trust 2005-16,
5.5%, 9-25-35	3,000	2,923,395
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.5%, 9-25-18	2,500	2,408,558
		50,722,517
Food and Related - 0.60%
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (A)	750	728,341
ConAgra, Inc.,
7.125%, 10-1-26	500	551,874
		1,280,215
Forest and Paper Products - 2.08%
Bowater Canada Finance Corporation,
7.95%, 11-15-11	1,000	970,000
Champion International Corporation:
6.4%, 2-15-26	1,500	1,499,329
6.65%, 12-15-37	1,500	1,532,643
Westvaco Corporation,
7.5%, 6-15-27	364	399,221
		4,401,193
Homebuilders, Mobile Homes - 1.13%
D.R. Horton, Inc.,
8.0%, 2-1-09	864	920,803
Pulte Homes, Inc.,
4.875%, 7-15-09	1,500	1,469,379
		2,390,182
Hospital Supply and Management - 1.52%
HCA - The Healthcare Company:
7.125%, 6-1-06	1,000	1,008,200
8.75%, 9-1-10	2,000	2,211,994
		3,220,194
Household - General Products - 1.25%
Procter & Gamble Company (The),
8.0%, 9-1-24	2,000	2,660,484

Household - Major Appliances - 0.47%
Controladora Mabe S.A. de C.V.,
6.5%, 12-15-15 (A)	1,000	997,779

Multiple Industry - 1.93%
CHYPS CBO 1997-1 Ltd.,
6.72%, 1-15-10 (A)	474	303,555
Comcast Cable Communications, Inc.,
8.5%, 5-1-27	1,250	1,533,422
Preferred Term Securities XVI, Ltd. and Preferred Term Securities XVI, Inc.,
7.09125%, 3-23-35 (A)	1,250	1,256,250
Preferred Term Securities XVII, Ltd. and Preferred Term Securities XVII, Inc.,
6.69688%, 6-23-35 (A)	1,000	1,003,750
		4,096,977
Petroleum - International - 1.10%
Petrobras International Finance Company,
9.125%, 7-2-13	2,000	2,325,000

Petroleum - Services - 1.34%
Halliburton Company,
6.75%, 2-1-27	2,000	2,254,650
Pemex Project Funding Master Trust,
9.125%, 10-13-10	500	575,500
		2,830,150
Utilities - Electric - 1.88%
Dominion Resources, Inc.,
5.25%, 8-1-33	2,500	2,450,945
HQI Transelec Chile S.A.,
7.875%, 4-15-11	750	829,967
Pepco Holdings, Inc.,
4.0%, 5-15-10	750	712,240
		3,993,152
Utilities - Gas and Pipeline - 0.96%
Tennessee Gas Pipeline Company,
7.0%, 3-15-27	2,000	2,034,790

Utilities - Telephone - 3.85%
British Telecommunications Public Limited Company,
8.375%, 12-15-10	2,000	2,276,722
Deutsche Telekom International Finance B.V.,
8.5%, 6-15-10	2,500	2,834,428
Pacific Bell,
7.25%, 11-1-27	750	775,394
Sprint Capital Corporation,
6.125%, 11-15-08	1,500	1,542,466
Telefonos de Mexico, S.A. de C.V.,
4.5%, 11-19-08	750	736,425
		8,165,435

TOTAL CORPORATE DEBT SECURITIES - 51.59%		$109,372,070

(Cost: $109,867,666)

OTHER GOVERNMENT SECURITIES

Brazil - 0.26%
Federative Republic of Brazil (The),
9.25%, 10-22-10	500	559,500

Canada - 0.88%
Province de Quebec,
7.14%, 2-27-26	1,500	1,865,709

Supernational - 0.53%
Inter-American Development Bank,
8.4%, 9-1-09	1,000	1,119,097

TOTAL OTHER GOVERNMENT SECURITIES - 1.67%		$3,544,306

(Cost: $3,115,441)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 2.80%
Federal Home Loan Bank,
5.375%, 5-15-19	2,250	2,318,159
Tennessee Valley Authority,
4.875%, 12-15-16	3,500	3,605,416
		5,923,575
Mortgage-Backed Obligations - 27.09%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.5%, 3-15-14	1,553	1,570,572
5.0%, 5-15-19	1,000	985,225
5.0%, 7-15-19	1,155	1,134,319
5.0%, 5-15-23	1,500	1,476,457
6.0%, 3-15-29	433	440,720
7.5%, 9-15-29	798	842,202
4.0%, 2-15-30	500	477,382
4.25%, 3-15-31	1,060	1,026,141
5.0%, 9-15-32	1,500	1,433,001
5.5%, 4-15-24 (Interest Only)	4,063	356,460
5.5%, 4-15-24 (Interest Only)	1,980	125,635
5.0%, 7-15-29 (Interest Only)	2,111	289,610
5.0%, 9-15-31 (Interest Only)	3,426	543,779
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.0%, 12-1-08	1,627	1,589,000
5.0%, 7-1-25	2,920	2,852,185
6.0%, 11-1-28	754	763,845
7.0%, 5-1-31	137	143,104
6.5%, 10-1-31	153	156,897
6.5%, 11-1-31	277	284,341
6.0%, 2-1-32	383	388,004
6.5%, 6-1-32	263	269,576
5.0%, 3-1-35	1,880	1,820,172
5.5%, 10-1-35	1,489	1,475,952
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO (Interest Only),
5.5%, 12-15-13	663	150,721
Federal National Mortgage Association Adjustable Rate Pass-Through Certificates,
4.975%, 5-1-35	1,834	1,802,752
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3-25-18	3,500	3,450,536
5.0%, 6-25-18	2,173	2,175,188
4.5%, 8-25-18	2,500	2,456,339
5.5%, 2-25-32	1,500	1,515,839
4.0%, 11-25-32	949	912,094
4.0%, 3-25-33	725	697,925
3.5%, 8-25-33	1,882	1,713,489
5.0%, 3-25-18 (Interest Only)	1,418	120,042
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.0%, 1-1-11	1,957	1,892,406
5.5%, 1-1-17	1,171	1,179,228
6.0%, 1-1-17	585	597,600
4.0%, 11-1-18	1,311	1,254,676
5.5%, 10-1-23	949	946,747
5.0%, 4-1-24	3,118	3,050,040
7.0%, 6-1-24	157	164,426
5.0%, 2-1-25	1,377	1,346,687
6.0%, 12-1-28	150	151,758
6.5%, 3-1-33	565	580,686
5.5%, 6-1-33	2,781	2,760,502
Federal National Mortgage Association Non-Agency REMIC/CMO:
4.5%, 7-25-24	1,000	928,873
5.5%, 9-25-31	1,000	994,428
Government National Mortgage Association Agency REMIC/CMO:
5.0%, 1-20-32	769	760,393
5.5%, 6-20-28 (Interest Only)	4,301	409,165
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.5%, 7-15-23	47	49,624
7.5%, 12-15-23	188	198,630
8.0%, 9-15-25	79	84,191
7.0%, 7-20-27	24	25,472
7.0%, 8-20-27	68	70,692
6.5%, 7-15-28	319	333,960
6.5%, 5-15-29	124	129,741
7.5%, 7-15-29	33	35,017
7.75%, 10-15-31	298	308,708
Government National Mortgage Association Non-Agency REMIC/CMO,
4.0%, 1-16-30	458	437,645
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2001-3 Class G,
6.5%, 4-15-27	314	316,371
2002-1 Class 2-G,
6.5%, 10-15-25	493	493,930
2003-2 Class D,
5.0%, 11-15-23	1,000	1,001,001
2003-2 Class E,
5.0%, 12-15-25	1,500	1,484,472
		57,426,573
Treasury Obligations - 15.64%
United States Treasury Bonds,
6.125%, 11-15-27	2,500	3,016,798
United States Treasury Notes:
5.5%, 2-15-08	7,500	7,667,873
4.0%, 4-15-10	5,000	4,927,345
5.0%, 2-15-11	6,500	6,694,747
5.0%, 8-15-11	3,000	3,096,444
4.0%, 2-15-15	8,000	7,756,248
		33,159,455

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 45.53%		$96,509,603

(Cost: $97,646,776)

SHORT-TERM SECURITY - 0.20%

Forest and Paper Products
Sonoco Products Co.,
4.27%, 1-3-06	$435	$434,897
(Cost: $434,897)

TOTAL INVESTMENT SECURITIES - 98.99%		$209,860,876

(Cost: $211,064,780)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.01%		2,131,208

NET ASSETS - 100.00%		$211,992,084

Notes to Schedule of Investments

Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $7,144,350 or 3.37% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BOND PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $211,065) (Notes 1 and 3)	$209,861
Cash	1
Receivables:
Interest	2,138
Portfolio shares sold	43
Prepaid and other assets	1

Total assets	212,044

LIABILITIES
Payable to Portfolio shareholders	18
Accrued accounting services fee (Note 2)	7
Accrued management fee (Note 2)	6
Accrued service fee (Note 2)	3
Accrued shareholder servicing (Note 2)	2
Other	16

Total liabilities	52

Total net assets	$211,992

NET ASSETS
$0.001 par value capital stock:
Capital stock	$40
Additional paid-in capital	213,212
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(32)
Accumulated undistributed net realized loss on investment transactions	(24)
Net unrealized depreciation in value of investments	(1,204)

Net assets applicable to outstanding units of capital	$211,992

Net asset value, redemption and offering price per share	$5.2928

Capital shares outstanding	40,053
Capital shares authorized	90,000

See Notes to Financial Statements.

Statement of Operations
      BOND PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$10,796

Expenses (Note 2):
Investment management fee	1,128
Service fee	537
Accounting services fee	85
Custodian fees	13
Audit fees	9
Shareholder servicing	8
Legal fees	5
Other	59

Total expenses	1,844

Net investment income	8,952

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	973
Realized net gain on foreign currency transactions	402

Realized net gain on investments	1,375
Unrealized depreciation in value of investments during the period	(6,882)

Net loss on investments	(5,507)

Net increase in net assets resulting from operations	$3,445

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BOND PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$8,952	$8,995
Realized net gain on investments	1,375	2,878
Unrealized depreciation	(6,882)	(3,449)

Net increase in net assets resulting from operations	3,445	8,424

Dividends to shareholders from (Note 1E):(1)
Net investment income	(9,386)	(9,286)
Realized gains on investment transactions	(997)	(2,436)

	(10,383)	(11,722)

Capital share transactions(2)	774	(13,851)

Total decrease	(6,164)	(17,149)
NET ASSETS
Beginning of period	218,156	235,305

End of period	$211,992	$218,156

Undistributed net investment income (loss)	$(32)	$- *

(1)See "Financial Highlights" on page 62.

(2)Shares issued from sale of shares	3,283	2,644
Shares issued from reinvestment of dividend and/or capital gains distribution	1,962	2,141
Shares redeemed	(5,029)	(7,186)

Increase (decrease) in outstanding capital shares	216	(2,401)

Value issued from sale of shares	$18,137	$14,987
Value issued from reinvestment of dividend and/or capital gains distribution	10,383	11,722
Value redeemed	(27,746)	(40,560)

Increase (decrease) in outstanding capital	$774	$(13,851)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      BOND PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$5.4762	$5.5710	$5.6032	$5.3615	$5.2308

Income (loss) from investment operations:
Net investment income	0.2356	0.2463	0.2667	0.2396	0.2585
Net realized and unrealized gain (loss) on investments	(0.1464)	(0.0302)	(0.0322)	0.2417	0.1306

Total from investment operations	0.0892	0.2161	0.2345	0.4813	0.3891

Less distributions from:
Net investment income	(0.2464)	(0.2463)	(0.2667)	(0.2396)	(0.2584)
Capital gains	(0.0262)	(0.0646)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2726)	(0.3109)	(0.2667)	(0.2396)	(0.2584)

Net asset value, end of period	$5.2928	$5.4762	$5.5710	$5.6032	$5.3615

Total return	1.61%	3.88%	4.18%	8.98%	7.47%
Net assets, end of period (in millions)	$212	$218	$235	$247	$171
Ratio of expenses to average net assets	0.86%	0.85%	0.84%	0.83%	0.83%
Ratio of net investment income to average net assets	4.17%	4.16%	4.26%	4.92%	5.49%
Portfolio turnover rate	43%	47%	53%	34%	29%

See Notes to Financial Statements.

Manager's Discussion of Core Equity Portfolio
      December 31, 2005

An interview with James D. Wineland, CFA,
portfolio manager of W&R Target Funds, Inc. -
Core Equity Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio saw a strong return over the fiscal year, outperforming both its peer group and its benchmark index. The Portfolio increased 9.01 percent during the period, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which increased 4.92 percent for the same period, and the Lipper Variable Annuity Large-Cap Core Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 5.70 percent during the period.

What helped the Portfolio outperform its benchmark index during the fiscal year?

We believe that the primary factor in the Portfolio's strong performance was our emphasis on energy stocks, particularly the oil services group and exploration and production companies. Positive contributions also came from our holdings in information technology, health care and industrials.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The sharp rise in energy prices, for both crude oil and natural gas, was important to the performance of those stocks. The pricing pressures were heightened by the disruptions resulting from the hurricane activity in the Gulf of Mexico. The U.S. economy grew at a moderate rate in 2005, accompanied by a gradual tightening of monetary policy, with the Federal Reserve increasing interest rates in small upward increments throughout the fiscal year. We remained underweighted in financial holdings because of margin pressures many of these stocks experienced in this rising interest rate environment.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We maintained a substantial position in the energy sector, especially emphasizing the oil services group, which provides equipment, technology and intellectual expertise to those companies seeking to find and produce crude oil and natural gas. Other sectors that we continue to favor are aerospace/defense, medical services, biotechnology, insurance, hotels/gaming and machinery. We have maintained less than benchmark weightings in banks/financial services, telecommunications, utilities, consumer-related and large pharmaceutical companies.

What is your outlook for the next 12 months?

As we enter 2006, we are encouraged by several economic trends. Short-term interest rates rose steadily for much of 2005 as the Federal Reserve tightened its policy, and it now appears that this policy could very well shift in the first half of 2006. We believe that the U.S. economy is likely to grow at a moderate pace this year. Unemployment kicked off the year below 5 percent, while inflation, as measured by the Consumer Price Index, remains moderate despite the meaningful increases in energy, medical services and insurance costs in 2005.

Stock valuations do not appear to be extreme, in our opinion. The price-earnings (P/E) ratio of the S&P 500 is about 15 times consensus 2006 earnings estimates, and aggregate earnings growth is expected to be lower in 2006 at about 6 or 7 percent, versus 2005 growth of 11 to 12 percent. However, we feel there is reasonable potential for P/E expansion in 2006, which we feel would provide a good environment for stock returns.

We continue to believe that the energy sector, particularly the oil services group, is positioned for a good year in 2006. We feel commodity prices for crude oil and natural gas are unlikely to have the type of strong upward momentum we saw last year. However, the need for new energy supplies, new exploration and new technology within the sector is very strong.

Corporations generally appear to be in excellent condition financially as we enter 2006. Dividend increases, debt reduction and stock repurchases have been very prevalent in recent months. However, we think the growing need for new capacity and capital investment to ensure continued improvement in productivity will be good for capital goods, materials and some areas of technology.

Internationally, we face many challenges. Dependence on China's economic growth has become an important factor for many U.S. companies. Commodity prices have experienced increased volatility, largely due to the impact of China's rapid demand growth for energy, chemicals and metals. The geopolitical situation remains extremely uncertain in strategic areas of energy supply. We believe the long-term effects of globalization on traditional industries in the U.S. and Europe are likely to continue to impact labor, pension funds and national budgets.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Core Equity Portfolio(1)	$21,019
S&P 500 Index	$23,862
Lipper Variable Annuity Large-Cap Core Funds Universe Average	$21,114

		W&R TARGET CORE EQUITY PORTFOLIO	S&P 500 INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	11,975	12,312	12,101
DEC	1997	15,107	16,410	15,419
DEC	1998	18,301	21,120	19,090
DEC	1999	20,593	25,570	23,026
DEC	2000	22,504	23,222	21,693
DEC	2001	19,149	20,456	18,775
DEC	2002	15,007	15,935	14,481
DEC	2003	17,598	20,512	18,337
DEC	2004	19,282	22,744	19,976
DEC	2005	21,019	23,862	21,114

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	9.01%
5-year period ended 12-31-05	-1.36%
10-year period ended 12-31-05	7.71%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF CORE EQUITY PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Core Equity Portfolio had net assets totaling $723,150,031 invested in a diversified portfolio of:

80.68%	Domestic Common Stocks
11.26%	Foreign Common Stocks
8.06%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Energy Stocks	$22.84
Technology Stocks	$14.34
Health Care Stocks	$11.85
Multi-Industry Stocks	$8.23
Cash and Cash Equivalents	$8.06
Financial Services Stocks	$7.24
Capital Goods Stocks	$4.90
Consumer Nondurables Stocks	$4.58
Retail Stocks	$4.28
Utilities Stocks	$4.24
Consumer Services Stocks	$3.29
Miscellaneous Stocks	$3.15
Raw Materials Stocks	$3.00

The Investments of Core Equity Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 4.65%
Boeing Company (The)	215,200	$15,115,648
United Technologies Corporation	330,800	18,495,028
		33,610,676
Beverages - 1.24%
PepsiCo, Inc.	152,000	8,980,160

Capital Equipment - 3.62%
Caterpillar Inc.	201,100	11,617,547
Deere & Company	112,600	7,669,186
Illinois Tool Works Inc.	78,250	6,885,217
		26,171,950
Chemicals - Specialty - 3.00%
Air Products and Chemicals, Inc.	366,550	21,696,094

Computers - Peripherals - 5.13%
Adobe Systems Incorporated	226,200	8,356,959
Electronic Arts Inc.*	120,900	6,323,674
Microsoft Corporation	294,640	7,694,524
SAP Aktiengesellschaft, ADR	326,800	14,728,876
		37,104,033
Defense - 2.62%
General Dynamics Corporation	166,000	18,932,300

Electronic Components - 1.94%
Advanced Micro Devices, Inc.*	185,900	5,688,540
Maxim Integrated Products, Inc.	229,600	8,316,112
		14,004,652
Finance Companies - 2.21%
SLM Corporation	290,300	15,992,627

Food and Related - 2.49%
Campbell Soup Company	246,900	7,350,213
Kellogg Company	246,400	10,649,408
		17,999,621
Health Care - Drugs - 1.04%
Novartis AG, Registered Shares (A)	75,150	3,948,942
Roche Holdings AG, Genussschein (A)	24,000	3,603,516
		7,552,458
Health Care - General - 4.36%
Boston Scientific Corporation*	250,100	6,124,949
Johnson & Johnson	301,800	18,138,180
Zimmer Holdings, Inc.*	108,100	7,290,264
		31,553,393
Hospital Supply and Management - 6.45%
Aetna Inc.	75,260	7,097,771
Caremark Rx, Inc.*	61,100	3,164,369
Medtronic, Inc.	207,950	11,971,682
Stryker Corporation	157,000	6,975,510
UnitedHealth Group Incorporated	125,600	7,804,784
WellPoint, Inc.*	120,400	9,606,716
		46,620,832
Hotels and Gaming - 1.31%
Marriott International, Inc., Class A	85,050	5,695,798
Starwood Hotels & Resorts Worldwide, Inc.	59,700	3,812,442
		9,508,240
Household - General Products - 0.85%
Colgate-Palmolive Company	112,100	6,148,685

Insurance - Life - 0.71%
Aflac Incorporated	110,900	5,147,978

Insurance - Property and Casualty - 4.32%
ACE Limited	273,600	14,621,184
Berkshire Hathaway Inc., Class B*	5,655	16,600,252
		31,221,436
Leisure Time Industry - 1.98%
Carnival Corporation	267,100	14,281,837

Multiple Industry - 8.23%
General Electric Company	827,000	28,986,350
Genworth Financial, Inc.	548,250	18,958,485
Las Vegas Sands, Inc.*	293,500	11,584,445
		59,529,280
Non-Residential Construction - 1.28%
Fluor Corporation	119,900	9,263,474

Petroleum - Canada - 0.71%
Canadian Natural Resources Limited	54,800	2,719,176
Suncor Energy Inc.	38,400	2,424,192
		5,143,368
Petroleum - International - 7.26%
Apache Corporation	109,000	7,468,680
Burlington Resources Inc.	249,300	21,489,660
Exxon Mobil Corporation	419,276	23,550,733
		52,509,073
Petroleum - Services - 14.87%
Baker Hughes Incorporated	518,450	31,511,391
Nabors Industries Ltd.*	155,300	11,763,975
Schlumberger Limited	265,850	25,827,328
Smith International, Inc.	285,000	10,576,350
Transocean Inc.*	125,900	8,773,971
Weatherford International Ltd.*	526,600	19,062,920
		107,515,935
Railroad - 1.09%
Union Pacific Corporation	97,700	7,865,827

Retail - Food Stores - 1.45%
Walgreen Co.	237,000	10,489,620

Retail - General Merchandise - 1.93%
Kohl's Corporation*	215,000	10,449,000
Target Corporation	63,800	3,507,086
		13,956,086
Retail - Specialty Stores - 0.90%
Best Buy Co., Inc.	150,400	6,539,392

Timesharing and Software - 0.98%
Yahoo! Inc.*	181,500	7,106,633

Trucking and Shipping - 1.08%
United Parcel Service, Inc., Class B	103,900	7,808,085

Utilities - Electric - 1.05%
Dominion Resources, Inc.	97,900	7,557,880

Utilities - Telephone - 3.19%
AT&T Inc.	591,300	14,480,937
UBS AG (A)	90,000	8,568,167
		23,049,104

TOTAL COMMON STOCKS - 91.94%		$664,860,729

(Cost: $507,640,263)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.69%
Banks
Wells Fargo Bank, N.A.,
4.33%, 1-12-06	$5,000	$5,000,000

Commercial Paper
Beverages - 0.69%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	5,000	4,989,895

Capital Equipment - 0.42%
John Deere Capital Corporation,
4.34%, 1-9-06	3,000	2,997,107

Finance Companies - 1.38%
Ciesco, LLC,
4.3%, 1- 4-06	5,000	4,998,208
Prudential Funding LLC,
4.28%, 1-11-06	5,000	4,994,056
		9,992,264
Food and Related - 0.63%
Sara Lee Corporation,
4.38%, 1-17-06	4,595	4,586,055

Health Care - Drugs - 0.91%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.23%, 1-9-06	6,600	6,593,796

Multiple Industry - 0.42%
Michigan Consolidated Gas Co.,
4.43%, 1-12-06	3,000	2,995,939

Utilities - Electric - 0.53%
Wisconsin Electric Power Co.,
4.22%, 1-3-06	3,837	3,836,100

Utilities - Telephone - 2.35%
AT&T Inc.,
4.17%, 1-3-06	10,000	9,997,683
Verizon Network Funding Corporation,
4.4%, 1-9-06	7,000	6,993,156
		16,990,839

Total Commercial Paper - 7.33%		52,981,995

TOTAL SHORT-TERM SECURITIES - 8.02%		$57,981,995

(Cost: $57,981,995)

TOTAL INVESTMENT SECURITIES - 99.96%		$722,842,724

(Cost: $565,622,258)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.04%		307,307

NET ASSETS - 100.00%		$723,150,031

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts.

*No dividends were paid during the preceding 12 months.

(A)Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE EQUITY PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $565,622) (Notes 1 and 3)	$722,843
Cash	1
Receivables:
Dividends and interest	867
Portfolio shares sold	19

Total assets	723,730

LIABILITIES
Payable to Portfolio shareholders	246
Payable for investment securities purchased	220
Accrued management fee (Note 2)	28
Accrued accounting services fee (Note 2)	14
Accrued service fee (Note 2)	10
Accrued shareholder servicing (Note 2)	6
Other	56

Total liabilities	580

Total net assets	$723,150

NET ASSETS
$0.001 par value capital stock:
Capital stock	$65
Additional paid-in capital	654,414
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(41)
Accumulated undistributed net realized loss on investment transactions	(88,503)
Net unrealized appreciation in value of investments	157,215

Net assets applicable to outstanding units of capital	$723,150

Net asset value, redemption and offering price per share	$11.1221

Capital shares outstanding	65,019
Capital shares authorized	170,000

See Notes to Financial Statements.

Statement of Operations
      CORE EQUITY PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $27)	$8,071
Interest and amortization	1,540

Total income	9,611

Expenses (Note 2):
Investment management fee	5,048
Service fee	1,803
Accounting services fee	168
Custodian fees	29
Shareholder servicing	27
Legal fees	17
Audit fees	15
Other	181

Total expenses	7,288

Net investment income	2,323

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	86,340
Realized net gain on foreign currency transactions	3

Realized net gain on investments	86,343
Unrealized depreciation in value of investments during the period	(26,639)

Net gain on investments	59,704

Net increase in net assets resulting from operations	$62,027

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE EQUITY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,323		$4,410
Realized net gain on investments	86,343		30,748
Unrealized appreciation (depreciation)	(26,639)		29,667

Net increase in net assets resulting from operations	62,027		64,825

Dividends to shareholders from (Note 1E):(1)
Net investment income	(2,367)		(4,448)
Realized gains on investment transactions	(-)		(-)

	(2,367)		(4,448)

Capital share transactions(2)	(73,602)		(59,470)

Total increase (decrease)	(13,942)		907
NET ASSETS
Beginning of period	737,092		736,185

End of period	$723,150		$737,092

Undistributed net investment loss	$(41)	$	(- )*

(1)See "Financial Highlights" on page 75.

(2) Shares issued from sale of shares	2,126		2,968
Shares issued from reinvestment of dividend and/or capital gains distribution	213		434
Shares redeemed	(9,324)		(9,719)

Decrease in outstanding capital shares	(6,985)		(6,317)

Value issued from sale of shares	$22,345		$28,125
Value issued from reinvestment of dividend and/or capital gains distribution	2,367		4,448
Value redeemed	(98,314)		(92,043)

Decrease in outstanding capital	$(73,602)		$(59,470)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      CORE EQUITY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$10.2369	$9.3996	$8.0720	$10.3608	$12.2027

Income (loss) from investment operations:
Net investment income	0.0358	0.0622	0.0662	0.0476	0.0231
Net realized and unrealized gain (loss) on investments	0.8859	0.8373	1.3276	(2.2888)	(1.8418)

Total from investment operations	0.9217	0.8995	1.3938	(2.2412)	(1.8187)

Less distributions from:
Net investment income	(0.0365)	(0.0622)	(0.0662)	(0.0476)	(0.0229)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0003)

Total distributions	(0.0365)	(0.0622)	(0.0662)	(0.0476)	(0.0232)

Net asset value, end of period	$11.1221	$10.2369	$9.3996	$8.0720	$10.3608

Total return	9.01%	9.57%	17.27%	-21.63%	-14.91%
Net assets, end of period (in millions)	$723	$737	$736	$650	$913
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.99%	0.98%
Ratio of net investment income to average net assets	0.32%	0.62%	0.78%	0.50%	0.21%
Portfolio turnover rate	62%	54%	49%	38%	31%

See Notes to Financial Statements.

Manager's Discussion of Dividend Income Portfolio
      December 31, 2005

An interview with David P. Ginther, CPA,
portfolio manager of W&R Target Funds, Inc. -
Dividend Income Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio brought strong returns, outperforming its benchmark index and peer group. For the fiscal year, the Portfolio increased 13.03 percent, compared with the Russell 1000 Index (the index that generally reflects the performance of the large cap sector of the stock market), which increased 6.27 percent, and the Lipper Variable Annuity Equity Income Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 6.09 percent.

What factors helped the Portfolio outperform its benchmark index during the fiscal year?

We believe that the Portfolio benefited from its focus on the energy and basic materials sectors. Energy stocks continued to increase due, in our opinion, to long-term secular fundamentals that have allowed oil prices to remain higher than expected. Oil supply remains tight, with OPEC's spare capacity at its lowest level since the 1970s, and oil producers are struggling to bring on new supply, even with record high oil prices. Also, demand remains strong in the U.S. and China, despite oil's rapid price increase over the last two years. Basic industry stocks benefited from strong demand for commodities, due, in our view, to China's economy growing at a faster pace than forecasted. The Portfolio continues to focus on what we feel are high-quality, large-capitalization companies with strong cash flow that potentially can grow their dividend. This has been beneficial over the last 12 months, as dividend-payers in the S&P 500 Index slightly outperformed the non-dividend-payers for the first time in three years.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

We saw a number of challenging events over the period, although the financial markets and the economy remained resilient. Crude oil prices hit an all-time high of $72 per barrel in late September in the wake of Gulf Coast hurricanes, retreating to around $60 per barrel in late December. The Federal Reserve continued to raise short-term interest rates throughout the year, as economic data indicated solid growth with the potential for accelerating inflation brought on by the higher energy prices. We are beginning to see companies make use of stronger balance sheets, as evidenced by acquisitions activity and a rising number of companies increasing their dividends.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We remain overweight the energy group because we feel that long-term investment opportunity remains positive as worldwide demand, led by the U.S. and China, continues to outpace supply growth. We continue to remain cautious on the consumer, as we feel that higher heating bills, combined with the low savings rate, could potentially reduce discretionary spending. Our strategy continues to target total returns through dividend growth and capital gains.

We focus on large-capitalization, high-quality companies with established operating records that we believe can accelerate their dividend payout ratio in the future. We look for companies with strong balance sheets and cash flow that we believe are market leaders in their industries. We believe companies that can continue to grow earnings and increase cash flow likely will increase their dividend payout ratio. We also attempted to position the Portfolio to take advantage of the currently attractive fundamentals associated with commodities due to global economic growth, mainly in China.

What is your outlook for the next 12 months?

While we believe that economic growth may slow somewhat, we do feel that the economy will grow in 2006, considering that inflation concerns appear to have moderated and the financial markets are becoming more comfortable with oil prices around $60 per barrel. Also, capital spending trends have begun to improve, and the job market shows signs of strength. We remain positive on the financial markets, as we feel the Federal Reserve may be nearing the end of its tightening cycle. We believe companies will use stronger corporate balance sheets for acquisitions, to increase dividends, and to repurchase shares. We continue to focus on large-cap companies with established operating records and the cash flow to potentially grow their dividends.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Dividend Income Portfolio(1)	$12,429
Russell 1000 Index(2)	$11,839
Lipper Variable Annuity Equity Income Funds Universe Average(2)	$12,040

		W&R TARGET DIVIDEND INCOME PORTFOLIO	RUSSELL 1000 INDEX	LIPPER VARIABLE ANNUITY EQUITY INCOME FUNDS UNIVERSE AVERAGE

Inception 12/31/03		10,000	10,000	10,000
MAR	2004	10,017	10,190	10,212
JUN	2004	10,076	10,333	10,351
SEP	2004	10,063	10,146	10,412
DEC	2004	10,996	11,140	11,349
DEC	2005	12,429	11,839	12,040

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of December 31, 2003.

Average Annual Total Return(3)

1-year period ended 12-31-05	13.03%
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	11.47%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Dividend Income Portfolio had net assets totaling $43,400,376 invested in a diversified portfolio of:

87.83%	Domestic Common Stocks
6.52%	Cash and Cash Equivalents
5.65%	Foreign Common Stocks

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Energy Stocks	$21.88
Financial Services Stocks	$14.93
Consumer Nondurables Stocks	$9.14
Capital Goods Stocks	$7.92
Technology Stocks	$6.73
Cash and Cash Equivalents	$6.52
Utilities Stocks	$6.02
Health Care Stocks	$5.49
Multi-Industry Stocks	$5.21
Raw Materials Stocks	$4.74
Consumer Services Stocks	$4.36
Transportation Stocks	$3.11
Shelter Stocks	$2.28
Miscellaneous Stocks	$1.67

The Investments of Dividend Income Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 2.55%
Boeing Company (The)	9,764	$685,823
Goodrich Corporation	10,224	420,206
		1,106,029
Aluminum - 0.86%
Alcoa Incorporated	12,558	371,340

Banks - 1.73%
Bank of America Corporation	16,283	751,460

Beverages - 1.36%
Diageo plc, ADR	10,138	591,045

Business Equipment and Services - 1.08%
Genuine Parts Company	10,645	467,528

Capital Equipment - 3.77%
Caterpillar Inc.	12,848	742,229
Deere & Company	13,142	895,102
		1,637,331
Chemicals - Petroleum and Inorganic - 1.25%
Dow Chemical Company (The)	6,196	271,509
du Pont (E.I.) de Nemours and Company	6,374	270,895
		542,404
Chemicals - Specialty - 1.18%
Air Products and Chemicals, Inc.	8,651	512,053

Computers - Peripherals - 3.08%
Microsoft Corporation	27,821	726,545
SAP Aktiengesellschaft, ADR	13,573	611,735
		1,338,280
Electrical Equipment - 0.59%
Emerson Electric Co.	3,409	254,652

Electronic Components - 1.10%
Microchip Technology Incorporated	6,585	211,905
Texas Instruments Incorporated	8,251	264,610
		476,515
Finance Companies - 3.11%
SLM Corporation	24,514	1,350,476

Food and Related - 0.91%
Campbell Soup Company	13,220	393,559

Health Care - Drugs - 1.28%
Pfizer Inc.	23,823	555,552

Health Care - General - 1.13%
Johnson & Johnson	8,150	489,815

Hospital Supply and Management - 3.08%
Medtronic, Inc.	18,493	1,064,642
UnitedHealth Group Incorporated	4,375	271,863
		1,336,505
Hotels and Gaming - 4.36%
Harrah's Entertainment, Inc.	9,212	656,724
Starwood Hotels & Resorts Worldwide, Inc.	19,350	1,235,691
		1,892,415
Household - General Products - 2.74%
Colgate-Palmolive Company	13,521	741,627
Procter & Gamble Company (The)	7,718	446,718
		1,188,345
Insurance - Property and Casualty - 2.51%
Allstate Corporation (The)	11,208	606,017
St. Paul Companies, Inc. (The)	10,837	484,089
		1,090,106
Metal Fabrication - 0.94%
Loews Corporation, Carolina Group	9,264	407,523

Mining - 1.45%
Freeport-McMoRan Copper & Gold Inc., Class B	11,682	628,492

Multiple Industry - 5.21%
3M Company	5,706	442,215
General Electric Company	31,625	1,108,456
NRG Energy, Inc.*	7,825	368,714
Valor Communications Group, Inc.	29,904	340,906
		2,260,291
Non-Residential Construction - 2.62%
Fluor Corporation	14,705	1,136,108

Petroleum - International - 9.38%
Anadarko Petroleum Corporation	10,494	994,307
BP p.l.c., ADR	6,451	414,283
Burlington Resources Inc.	13,978	1,204,904
Exxon Mobil Corporation	22,065	1,239,391
Marathon Oil Corporation	3,566	217,419
		4,070,304
Petroleum - Services - 12.50%
BJ Services Company	14,370	526,948
Baker Hughes Incorporated	17,989	1,093,371
Grant Prideco, Inc.*	5,968	263,308
National Oilwell Varco, Inc.*	9,186	575,962
Patterson-UTI Energy, Inc.	25,932	852,774
Schlumberger Limited	11,570	1,124,026
Transocean Inc.*	8,282	577,173
Weatherford International Ltd.*	11,424	413,549
		5,427,111
Railroad - 1.30%
Union Pacific Corporation	7,010	564,375

Real Estate Investment Trust - 2.28%
ProLogis	8,816	411,884
Simon Property Group, Inc.	7,541	577,867
		989,751
Retail - General Merchandise - 0.59%
Federated Department Stores, Inc.	3,868	256,564

Savings and Loans - 0.44%
Capitol Federal Financial	5,857	192,490

Security and Commodity Brokers - 7.14%
Alliance Capital Management L.P.	11,797	666,413
Chicago Mercantile Exchange Holdings Inc.	2,386	876,831
Franklin Resources, Inc.	3,404	320,010
Marsh & McLennan Companies, Inc.	17,633	560,024
Morgan (J.P.) Chase & Co.	16,992	674,413
		3,097,691
Tobacco - 4.13%
Altria Group, Inc.	15,906	1,188,496
Reynolds American Inc.	6,336	604,011
		1,792,507
Trucking and Shipping - 1.81%
United Parcel Service, Inc., Class B	10,475	787,196

Utilities - Electric - 1.67%
Dominion Resources, Inc.	6,073	468,836
NiSource Inc.	12,196	254,409
		723,245
Utilities - Gas and Pipeline - 2.74%
Enbridge Inc.	13,516	422,645
Kinder Morgan, Inc.	8,358	768,518
		1,191,163
Utilities - Telephone - 1.61%
BellSouth Corporation	12,954	351,053
Iowa Telecommunications Services, Inc.	22,561	349,470
		700,523

TOTAL COMMON STOCKS - 93.48%		$40,570,744

(Cost: $35,492,766)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 4.61%
Alcoa Incorporated,
4.18%, 1-3-06	$2,001	2,000,535

Beverages- 2.30%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	1,000	997,979

Forest and Paper Products - 4.08%
Sonoco Products Co.,
4.12%, 1-3-06	1,773	1,772,594

TOTAL SHORT-TERM SECURITIES - 10.99%		$4,771,108

(Cost: $4,771,108)

TOTAL INVESTMENT SECURITIES - 104.47%		$45,341,852

(Cost: $40,263,874)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.47%)		(1,941,476)

NET ASSETS - 100.00%		$43,400,376

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND INCOME PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $40,264) (Notes 1 and 3)	$45,342
Cash	-	*
Receivables:
Dividends and interest	100
Portfolio shares sold	34

Total assets	45,476

LIABILITIES
Payable for investment securities purchased	2,068
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	-	*
Payable to Portfolio shareholders	-	*
Other	3

Total liabilities	2,076

Total net assets	$43,400

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	38,484
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized loss on investment transactions	(169)
Net unrealized appreciation in value of investments	5,078

Net assets applicable to outstanding units of capital	$43,400

Net asset value, redemption and offering price per share	$6.1121

Capital shares outstanding	7,101
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1)	$611
Interest and amortization	116

Total income	727

Expenses (Note 2):
Investment management fee	206
Service fee	74
Accounting services fee	22
Custodian fees	9
Audit fees	7
Shareholder servicing	2
Legal fees	1
Other	9

Total	330
Less voluntary waiver of investment management fee (Note 2)	(55)

Total expenses	275

Net investment income	452

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(157)
Unrealized appreciation in value of investments during the period	3,844

Net gain on investments	3,687

Net increase in net assets resulting from operations	$4,139

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005		2004

INCREASE IN NET ASSETS
Operations:
Net investment income		$452	$104
Realized net loss on investments		(157)	(12)
Unrealized appreciation		3,844	1,234

Net increase in net assets resulting from operations		4,139	1,326

Dividends to shareholders from (Note 1E):(1)
Net investment income		(452)	(104)
Realized gains on investment transactions		(-)	(-)

		(452)	(104)

Capital share transactions(2)		22,610	15,881

Total increase		26,297	17,103
NET ASSETS
Beginning of period		17,103	- *

End of period		$43,400	$17,103

Undistributed net investment income (loss)	$	(- )*	$- *

(1)See "Financial Highlights" on page 87.

(2)Shares issued from sale of shares		4,101	3,162
Shares issued from reinvestment of dividend and/or capital gains distribution		74	19
Shares redeemed		(204)	(52)

Increase in outstanding capital shares		3,971	3,129

Value issued from sale of shares		$23,356	$16,041
Value issued from reinvestment of dividend and/or capital gains distribution		452	104
Value redeemed		(1,198)	(264)

Increase in outstanding capital		$22,610	$15,881

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,		For the fiscal period from 12-30-03(1) through
	2005	2004	12-31-03

Net asset value, beginning of period	$5.4645	$5.0000	$5.0000

Income from investment operations:
Net investment income	0.0643	0.0337	0.0000
Net realized and unrealized gain on investments	0.6476	0.4645	0.0000

Total from investment operations	0.7119	0.4982	0.0000

Less distributions from:
Net investment income	(0.0643)	(0.0337)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0643)	(0.0337)	(0.0000)

Net asset value, end of period	$6.1121	$5.4645	$5.0000

Total return	13.03%	9.96%	0.00%
Net assets, end of period (in millions)	$43	$17	$- *
Ratio of expenses to average net assets including voluntary expense waiver	0.93%	0.76%	0.00%
Ratio of net investment income to average net assets including voluntary expense waiver	1.53%	2.08%	0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.12%	1.46%	0.00%
Ratio of net investment income to average net assets excluding voluntary expense waiver	1.35%	1.38%	0.00%
Portfolio turnover rate	22%	22%	0%

*Not shown due to rounding.
(1)Commencement of operations.

See Notes to Financial Statements.

Manager's Discussion of Global Natural Resources Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - Global Natural Resources Portfolio
is subadvised by Mackenzie Financial Corporation. The following is an interview with portfolio manager Frederick Sturm.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance since its inception on April 28, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform since its inception?

The Portfolio showed a positive return since its inception, slightly outperforming its benchmark index, although it underperformed its peer group over the same period. The Portfolio increased 26.04 percent since inception, compared with the Morgan Stanley Capital International Commodity-Related Index (the index that generally reflects the performance of the global natural resource markets), which increased 25.80 percent since April 30, 2005, the nearest comparison date available, and the Lipper Variable Annuity Natural Resources Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 35.02 percent since April 30, 2005, the nearest comparison date available.

What factors affected the Portfolio's performance since its inception?

The Portfolio participated in the solid growth of global resources issues during the latter half of the fiscal period. Since the Portfolio invests roughly half of its assets in energy and half in basic materials, it posted what we feel is a "value added" return, relative to unmanaged indexes. We recognize that pure energy funds generally posted stronger results, and since many funds in the resources category are pure energy, the Portfolio did not do quite as well compared to some, as evidenced by the Lipper peer group return. However, it must be noted that we feel the benefit of diversification came through during the fourth quarter of 2005, when the energy sector sold off. The Portfolio performed well over the last months of 2005, driven by a move into precious metal stocks. As we look at 2006, global macro indicators remain mixed, suggesting the potential for continued but moderate gains over the next several months.

What other market conditions or events influenced the Portfolio's performance since its inception?

Resource sectors, and especially global energy stocks, once again showed their benefit in diversifying portfolios during the fiscal year. Without full or over-exposure to the energy sector, it was not easy to generate large gains in world equity markets. Record high energy prices were, of course, the biggest story over the fiscal year. We believe it now makes sense to become more selective and lock in some profits.

During the fiscal period, the tension for North American equity investors was solid profit growth offset by rising short-term interest rates and currencies. We believe that this could continue into the first half of 2006, but we believe the second half might see these trends reverse. The new U.S. Federal Reserve Bank Chairman, likely Ben Bernanke, may want to notch up interest rates once or twice to show continuity with the policies that his predecessor had put in place. However, Bernanke has already professed a strong anti-deflation bias and may ease rates if the economy softens. We feel that the narrowing spread between short- and long-term interest rates leading to a potential yield curve inversion, along with signs of a slowing housing market, suggest a softer economy in the U.S. We believe this slowing could potentially spill into foreign markets such as Canada, especially where currencies have risen and reduced manufacturing competitiveness. However, recovery from hurricane damage may provide a boost to the economy and to the demand for infrastructure materials such as cement. In addition, we believe that Japan, the world's second largest economy, is likely to sustain the renaissance currently underway. China, India and other emerging economies, such as Brazil and Russia, are also entering 2006 with solid growth. Overall, global growth appears well balanced by region, in our opinion.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Brazil, one of the largest foreign exposures in the Portfolio, enjoyed a superior return as the valuation discounts narrowed and currency strengthened. Investments in China also performed well, as Asian markets picked up in the second half of the year. We continue to feel that ongoing volatility may bring opportunities to make occasional trades in the energy sector. We viewed the aftermath of the Gulf Coast hurricanes as a selling opportunity, rather than a buying event, and briefly reduced energy exposure toward the end of the fiscal year. We feel that this shift helped shelter the Portfolio during the sector's pullback later in the year. We took advantage of the healthy correction to then increase energy exposure, favoring services, refining and refining-heavy companies. We believe the sell-off post hurricanes was an example of diversification helping to reduce a potential negative impact on the Portfolio. Over the longer-term, we feel that diversifying among high quality businesses within a range of resource industries has been a more consistent risk/reward path to compounding wealth. We continue to feel that precious metals are on an uptrend in a long-term bull market, driven by several factors. We remain cautious about the paper and forest products sector, except for world class, low-cost producers. We continue to monitor the commodity chemicals industry for a potential extension to its profit cycle if new capacity is further delayed. We have focused on industrial gases and specialty chemicals companies for the near term.

What is your outlook for the next 12 months?

The growing demand for resources, due to the demographics of emerging markets and increasing globalization, is likely to remain a key trend to incorporate into portfolio construction. We feel stocks are still reasonably valued and are generally trading at a discount to the broad market multiples. No doubt the next 12 months likely will offer profitable sub-themes, but macro models suggest investors should moderate expectations for resource sectors for the coming year. We would see this as a healthy step in the long-term bull market which we believe has more positive waves to come.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Global Natural Resources Portfolio(1)	$12,604
Morgan Stanley Capital International Commodity-Related Index(2)	$12,580
Lipper Variable Annuity Natural Resources Funds Universe Average(2)	$13,502

		W&R TARGET GLOBAL NATURAL RESOURCES PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL COMMODITY-RELATED INDEX	LIPPER VARIABLE ANNUITY NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
JUN	2005	10,464	10,494	10,993
SEP	2005	12,271	12,078	13,317
DEC	2005	12,604	12,580	13,502

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Cumulative Total Return(3)

1-year period ended 12-31-05	-
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	26.04%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF GLOBAL NATURAL RESOURCES PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Global Natural Resources Portfolio had net assets totaling $32,302,723 invested in a diversified portfolio of:

53.93%	Foreign Common Stock
37.27%	Domestic Common Stock
8.80%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio was invested by geographic region and by industry, respectively, as follows:

United States	$37.27
Canada	$15.02
South America	$13.59
Pacific Basin	$10.22
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$8.80
Africa	$6.61
Other	$4.06
Europe	$2.48
Mexico	$1.95

Energy Stocks	$37.37
Raw Materials Stocks	$32.11
Multi-Industry Stocks	$10.09
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$8.80
Shelter Stocks	$4.98
Miscellaneous Stocks	$3.68
Capital Goods Stocks	$2.97

The Investments of Global Natural Resources Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Australia - 0.20%
Energy Resources of Australia Ltd (A)	9,000	$65,055

Bermuda - 2.61%
China Gas Holdings Limited (A)*	1,359,500	257,745
Tsakos Energy Navigation Limited	5,800	212,686
Weatherford International Ltd.*	10,300	372,860
		843,291
Brazil - 12.18%
Aracruz Celulose S.A., ADR	19,900	796,199
CPFL Energia S.A., ADR	2,500	87,125
Caemi Mineracao e Metalurgia S.A. (A)	218,400	318,498
Companhia Energetica de Minas Gerais - CEMIG, ADR	4,500	165,870
Companhia Siderurgica Nacional, ADR	13,500	288,900
Companhia Vale do Rio Doce, ADR	21,200	872,168
Klabin S.A. (A)*	45,000	79,866
Petroleo Brasileiro S.A. - Petrobras, ADR	8,300	591,541
Suzano Bahia Sul Papel E Celulose S.A. (A)	101,600	511,411
Votorantim Celulose e Papel S.A., ADR	18,000	221,220
		3,932,798
Canada - 15.02%
Agnico-Eagle Mines Limited (A)	6,400	126,739
Barrick Gold Corporation (A)	28,200	786,238
Cambior Inc. (A)*	193,300	540,432
EnCana Corporation (A)	3,300	149,209
Glamis Gold Ltd. (A)*	19,400	533,544
Goldcorp Inc. (A)	8,300	184,928
Hydrogenics Corporation (A)*	21,300	64,681
IAMGOLD Corporation (A)	22,500	177,298
Inco Limited (A)	8,300	360,575
Placer Dome Inc. (A)	33,400	764,857
Potash Corporation of Saskatchewan Inc. (A)	2,600	208,233
Savanna Energy Services Corp. (A)*	5,100	125,476
Trican Well Service Ltd. (A)*	6,400	308,314
Western Oil Sands Inc., Class A (A)*	12,700	303,830
zed.i solutions inc. (A)*	68,100	86,703
ZENON Environmental Inc. (A)*	9,000	130,225
		4,851,282
Cayman Islands - 1.45%
Apex Silver Mines Limited*	12,200	193,980
Noble Corporation	3,900	275,106
		469,086
China - 6.01%
Aluminum Corporation of China Limited, ADR	5,200	396,968
Aluminum Corporation of China Limited, H Shares (A)	218,000	165,883
China Petroleum & Chemical Corporation, H Shares (A)	1,290,000	640,537
China Shenhua Energy Company Limited, H shares (A)*	111,500	122,952
China Shenhua Energy Company Limited, H shares (A)(B)*	14,000	15,438
PetroChina Company Limited, ADR	5,800	475,368
Sinopec Zhenhai Refining & Chemical Company Limited, H Shares (A)	30,100	39,597
Xinao Gas Holdings Limited (A)	108,000	85,663
		1,942,406
Mexico - 1.95%
Cemex, S.A. de C.V., ADR	10,600	628,898

Peru - 1.41%
Compania de Minas Buenaventura S.A.A., ADR	16,100	455,630

Russia - 0.73%
OAO LUKOIL, ADR	3,900	234,878

South Africa - 6.61%
AngloGold Ashanti Limited, ADR	12,200	601,826
Gold Fields Limited, ADR	41,700	735,171
Impala Platinum Holdings Limited (A)	4,800	707,009
Mvelaphanda Resources Limited (A)*	25,000	90,873
		2,134,879
South Korea - 1.34%
POSCO, ADR	3,200	158,432
S-Oil Corporation (A)	1,800	125,716
SK Corporation (A)	2,900	149,468
		433,616
Thailand - 2.67%
PTT Public Company Limited (A)	72,600	399,941
Thai Oil Public Company Limited (A)	299,000	462,803
		862,744
United Kingdom - 1.75%
Randgold Resources Limited, ADR*	25,700	414,027
Titanium Resources Group Ltd. (A)*	153,300	150,338
		564,365
United States - 37.27%
Air Products and Chemicals, Inc.	8,300	491,277
Airgas, Inc.	3,200	105,280
Amerada Hess Corporation	2,500	317,050
Arch Coal, Inc.	6,100	484,950
Atwood Oceanics, Inc.*	7,700	600,831
Aventine Renewable Energy Holdings, Inc. (B)(C)*	9,000	117,000
Bunge Limited	12,800	724,608
Century Aluminum Company*	8,200	214,799
ChevronTexaco Corporation	11,600	658,532
Compass Minerals International, Inc.	5,100	125,154
ConocoPhillips	3,200	186,176
Diamond Offshore Drilling, Inc.	9,900	688,644
Exxon Mobil Corporation	10,000	561,700
FMC Technologies, Inc.*	2,800	120,176
Grey Wolf, Inc.*	37,300	288,329
Huntsman Corporation*	19,300	332,346
Massey Energy Company	19,300	730,891
Nalco Holdings LLC*	19,300	341,803
Occidental Petroleum Corporation	7,500	599,100
Offshore Logistics, Inc.*	6,400	186,880
Patterson-UTI Energy, Inc.	9,000	295,965
Peabody Energy Corporation	3,900	321,438
Praxair, Inc.	10,300	545,488
Rohm and Haas Company	11,200	542,304
Sigma-Aldrich Corporation	2,200	139,150
Smith International, Inc.	16,700	619,737
streetTRACKS Gold Trust*	2,600	134,238
Transocean Inc.*	13,000	905,970
Valero Energy Corporation	12,800	660,480
		12,040,296

TOTAL COMMON STOCKS - 91.20%		$29,459,224

(Cost: $26,425,016)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.09%)	Face Amount in Thousands	Value

Brazilian Real, 3-22-06 (D)	BRL50	$31
Brazilian Real, 3-22-06 (D)	50	(21)
Canadian Dollar, 1-18-06 (D)	CAD1,200	4,904
Canadian Dollar, 2-15-06 (D)	1,100	(5,763)
South African Rand, 1-18-06 (D)	ZAR270	(1,464)
South African Rand, 1-18-06 (D)	600	(5,859)
South African Rand, 2-15-06 (D)	2,700	(20,770)
South African Rand, 3-8-06 (D)	505	(381)
South African Rand, 3-22-06 (D)	560	(646)
		$(29,969)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commerical Paper
Aluminum - 3.10%
Alcoa Incorporated,
4.18%, 1-3-06	$1,001	1,000,767

Forest and Paper Products - 3.31%
Sonoco Products Co.,
4.12%, 1-3-06	1,070	1,069,755

Total Commerical Paper - 6.41%		2,070,522

United States Government Agency Obligation - 4.14%
Federal Home Loan Bank,
3.3%, 1-3-06	1,338	1,337,755

TOTAL SHORT-TERM SECURITIES - 10.55%		$3,408,277

(Cost: $3,408,277)

TOTAL INVESTMENT SECURITIES - 101.66%		$32,837,532

(Cost: $29,833,293)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.66%)		(534,809)

NET ASSETS - 100.00%		$32,302,723

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $132,438 or 0.41% of net assets.
(C)Security valued in good faith by the Valuation Committee appointed by the Board of Directors.
(D)Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CAD - Canadian Dollar, ZAR - South African Rand).

Statement of Assets and Liabilities
      GLOBAL NATURAL RESOURCES PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $29,833) (Notes 1 and 3)	$32,838
Cash	8
Receivables:
Portfolio shares sold	147
Investment securities sold	65
Dividends and interest	46
Prepaid and other assets	11

Total assets	33,115

LIABILITIES
Payable for investment securities purchased	791
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	-	*
Accrued shareholder servicing (Note 2)	-	*
Payable to Portfolio shareholders	-	*
Other	17

Total liabilities	812

Total net assets	$32,303

NET ASSETS
$0.001 par value capital stock:
Capital stock	$5
Additional paid-in capital	29,305
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	-
Accumulated undistributed net realized loss on investment transactions	(11)
Net unrealized appreciation in value of investments	3,004

Net assets applicable to outstanding units of capital	$32,303

Net asset value, redemption and offering price per share	$6.2719

Capital shares outstanding	5,150
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For the Period from April 28, 2005 (1) through December 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $9)	$119
Interest and amortization	31

Total income	150

Expenses (Note 2):
Investment management fee	96
Custodian fees	64
Service fee	24
Legal fees	17
Accounting services fee	6
Shareholder servicing	- *
Other	1

Total expenses	208

Net investment loss	(58)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	222
Realized net loss on foreign currency transactions	(21)

Realized net gain on investments	201
Unrealized appreciation in value of investments during the period	3,004

Net gain on investments	3,205

Net increase in net assets resulting from operations	$3,147

*Not shown due to rounding.
(1)Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For the Period from April 28, 2005 (1) through December 31, 2005
      (In Thousands)

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(58)
Realized net gain on investments	201
Unrealized appreciation	3,004

Net increase in net assets resulting from operations	3,147

Distributions to shareholders from (Note 1E):(2)
Net investment income	(-)
Realized gains on investment transactions	(154)

(154)

Capital share transactions(3)	29,310

Total increase	32,303
NET ASSETS
Beginning of period	-

End of period	$32,303

Undistributed net investment income	$-

(1)Commencement of operations.
(2)See "Financial Highlights" on page 101.

(3)Shares issued from sale of shares	5,206
Shares issued from reinvestment of dividend and/or capital gains distribution	24
Shares redeemed	(80)

Increase in outstanding capital shares	5,150

Value issued from sale of shares	$29,635
Value issued from reinvestment of dividend and/or capital gains distribution	154
Value redeemed	(479)

Increase in outstanding capital	$29,310

See Notes to Financial Statements.

Financial Highlights
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-28-05(1) through 12-31-05

Net asset value, beginning of period	$5.0000

Income (loss) from investment operations:
Net investment loss	(0.0112)
Net realized and unrealized gain on investments	1.3132

Total from investment operations	1.3020

Less distributions from:
Net investment income	(0.0000)
Capital gains	(0.0301)

Total distributions	(0.0301)

Net asset value, end of period	$6.2719

Total return	26.04%
Net assets, end of period (in millions)	$32
Ratio of expenses to average net assets	2.17	%(2)
Ratio of net investment loss to average net assets	-0.60	%(2)
Portfolio turnover rate	66%

(1)Commencement of operations.
(2) Annualized.

See Notes to Financial Statements.

Manager's Discussion of Growth Portfolio
      December 31, 2005

An interview with Philip J. Sanders, CFA,
portfolio manager of W&R Target Funds, Inc. -
Growth Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio produced a strong return for the fiscal year, as it increased 11.23 percent and outperformed its benchmark index. In comparison, the Russell 1000 Growth Index (reflecting the performance of securities that generally represent the stock market) increased 5.27 percent during the same period, and the Lipper Variable Annuity Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 7.36 percent during the period. The Russell 1000 Growth Index replaces the S&P 500 Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Portfolio's performance to the types of securities in which it invests. Both indexes are presented in this year's report for comparison purposes.

What factors impacted the Portfolio's performance during the fiscal year?

We feel the Portfolio's performance can largely be attributed to three primary factors: strong stock selection in the financial services sector, strong stock selection in the technology sector, and an overweight in the energy sector. Within the financial services sector, the Portfolio benefited from its holdings in leading asset management companies, as well as its position in the country's dominant options and futures exchange. While the technology sector as a whole was not a particularly strong performer over the fiscal year, the Portfolio did benefit meaningfully from its positions in selected holdings that enjoyed exceptionally strong years, capitalizing on leading positions in the fast-growing internet search and digital music markets. Finally, the energy sector once again exhibited strong performance and the Portfolio benefited from its relative overweighting in oil services companies. These factors more than offset some unfavorable stock selection in the consumer discretionary sector during the year.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The market continued to face a number of headwinds during the fiscal year; namely, stubbornly high energy prices, a series of interest rate hikes by the Federal Reserve, debt downgrades on the leading U.S. auto manufacturers and significant devastation from hurricanes Katrina and Rita. Nevertheless, the U.S. economy remained remarkably resilient. Double-digit profit growth, a relatively benign overall inflation environment, strong productivity trends and a pick-up in capital spending combined to support a relatively favorable backdrop for the markets as a whole. Investor sentiment was also buoyed by relatively attractive stock valuation levels and growing optimism that the Federal Reserve's interest rate tightening cycle was nearing completion.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Given the maturing nature of the economic and profit cycle, we increasingly focused on what we felt were less volatile business models as the year progressed. That is, we tended to favor what we feel were more sustainable growth stocks as opposed to cyclical growth stocks. Our overall investment philosophy and process remains steadfast and is based on the belief that premium valuations are awarded to those companies that can generate superior levels of profitability and growth on an ongoing basis. Consequently, we continued to focus on what we believe are high quality, industry-leading companies that possess sustainable competitive advantages and are well positioned to benefit from secular trends embedded in the marketplace. Key indicators of structural advantage, in our view, include profitability measures such as profit margins and returns on capital. Macroeconomic factors and individual stock valuations also continue to play a role when evaluating prices for particular securities.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Primary areas of emphasis over the fiscal year included the financial services and energy sectors, while underweighted sectors included consumer discretionary, consumer staples and technology. At this stage of the economic cycle, we believe investors may increasingly favor strong, top line driven growth stocks rather than cyclical growth stocks. With rising input costs, high energy costs and rising interest rates, we believe that companies face many headwinds to expanding profit margins. With much of the operating leverage story already played out for this cycle, revenue likely will move to the forefront as the primary driver to earnings growth, in our view. Consequently, health care and consumer staples are likely to join financial services and energy as areas of focus in the Portfolio over 2006, while consumer discretionary and industrials are likely to be de-emphasized.

Although we are relatively optimistic about prospects for the current economic expansion, we do believe that we have entered a more challenging phase for corporate profit growth. Against this backdrop, we believe investors may place a premium on quality and sustainability of growth in an increasingly uncertain environment. We think that this may then bring a relatively favorable investment environment for large cap growth investors. As always, we remain focused on structurally advantaged companies that we feel have the potential to generate superior levels of profitability and growth over the long term.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Growth Portfolio(1)	$22,575
S&P 500 Index	$23,862
Russell 1000 Growth Index	$19,200
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	$20,935

		W&R TARGET GROWTH PORTFOLIO	S&P 500 INDEX	RUSSELL 1000 GROWTH INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000	10,000
DEC	1996	11,241	12,312	12,311	12,045
DEC	1997	13,651	16,410	16,066	15,247
DEC	1998	17,380	21,120	22,285	20,517
DEC	1999	23,350	25,570	29,678	28,240
DEC	2000	23,681	23,222	23,025	24,420
DEC	2001	20,285	20,456	18,331	19,366
DEC	2002	15,965	15,935	13,223	14,028
DEC	2003	19,646	20,512	17,160	18,002
DEC	2004	20,296	22,744	18,239	19,500
DEC	2005	22,575	23,862	19,200	20,935

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	11.23%
5-year period ended 12-31-05	-0.95%
10-year period ended 12-31-05	8.48%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Growth Portfolio had net assets totaling $1,252,261,629 invested in a diversified portfolio of:

98.89%	Common Stocks
1.11%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Health Care Stocks	$22.75
Technology Stocks	$15.93
Financial Services Stocks	$14.29
Business Equipment and Services Stocks	$10.62
Energy Stocks	$9.14
Multi-Industry Stocks	$8.79
Retail Stocks	$5.58
Consumer Nondurables Stocks	$3.73
Raw Materials Stocks	$2.94
Miscellaneous Stocks	$2.83
Transportation Stocks	$2.29
Cash and Cash Equivalents	$1.11

The Investments of Growth Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 0.51%
Southwest Airlines Co.	385,000	$6,325,550

Aircraft - 0.73%
Boeing Company (The)	130,000	9,131,200

Beverages - 0.47%
PepsiCo, Inc.	100,000	5,908,000

Business Equipment and Services - 3.59%
CheckFree Corporation*	265,000	12,159,525
Robert Half International Inc.	530,000	20,081,700
Staples, Inc.	559,400	12,695,583
		44,936,808
Capital Equipment - 0.97%
Caterpillar Inc.	210,000	12,131,700

Chemicals - Petroleum and Inorganic - 2.94%
Monsanto Company	475,000	36,826,750

Communications Equipment - 1.06%
QUALCOMM Incorporated	310,000	13,331,550

Computers - Micro - 2.29%
Apple Computer, Inc.*	400,000	28,692,000

Computers - Peripherals - 5.55%
Adobe Systems Incorporated	510,000	18,841,950
Autodesk, Inc.	150,000	6,440,250
Microsoft Corporation	1,691,900	44,183,968
		69,466,168
Consumer Electronics - 1.02%
Harman International Industries, Incorporated	130,600	12,779,210

Defense - 2.62%
General Dynamics Corporation	287,300	32,766,565

Electronic Components - 3.68%
Broadcom Corporation, Class A*	265,000	12,476,200
Linear Technology Corporation	167,200	6,022,544
Maxim Integrated Products, Inc.	278,172	10,075,390
Microchip Technology Incorporated	543,600	17,493,048
		46,067,182
Finance Companies - 4.34%
SLM Corporation	985,400	54,285,686

Health Care - Drugs - 10.81%
Alcon, Inc.	247,100	32,024,160
Allergan, Inc.	130,500	14,088,780
Amgen Inc.*	155,000	12,207,800
Genentech, Inc.*	470,000	43,475,000
Genzyme Corporation*	90,000	6,362,100
Gilead Sciences, Inc.*	517,400	27,197,131
		135,354,971
Health Care - General - 4.36%
DENTSPLY International Inc.	225,000	12,065,625
Johnson & Johnson	708,300	42,568,830
		54,634,455
Hospital Supply and Management - 7.58%
Medtronic, Inc.	476,900	27,455,133
Stryker Corporation	285,000	12,662,550
UnitedHealth Group Incorporated	882,600	54,844,764
		94,962,447
Hotels and Gaming - 0.84%
Starwood Hotels & Resorts Worldwide, Inc.	165,000	10,536,900

Household - General Products - 3.26%
Colgate-Palmolive Company	285,000	15,632,250
Procter & Gamble Company (The)	435,000	25,177,800
		40,810,050
Insurance - Life - 0.91%
Aflac Incorporated	245,000	11,372,900

Multiple Industry - 8.79%
General Electric Company	1,206,400	42,284,320
Google Inc., Class A*	146,160	60,642,515
Las Vegas Sands, Inc.*	175,300	6,919,091
Morningstar, Inc.*	7,900	273,221
		110,119,147
Petroleum - Services - 9.14%
BJ Services Company	165,000	6,050,550
Baker Hughes Incorporated	403,900	24,549,042
Schlumberger Limited	480,000	46,632,000
Smith International, Inc.	1,002,800	37,213,908
		114,445,500
Retail - Food Stores - 3.47%
Walgreen Co.	981,400	43,436,764

Retail - Specialty Stores - 2.11%
Best Buy Co., Inc.	125,000	5,435,000
Home Depot, Inc. (The)	519,997	21,049,479
		26,484,479
Security and Commodity Brokers - 9.04%
Chicago Mercantile Exchange Holdings Inc.	33,700	12,384,413
Franklin Resources, Inc.	340,500	32,010,405
Goldman Sachs Group, Inc. (The)	102,600	13,103,046
Legg Mason, Inc.	362,600	43,399,594
Moody's Corporation	200,000	12,284,000
		113,181,458
Timesharing and Software - 7.03%
Automatic Data Processing, Inc.	620,000	28,451,800
eBay Inc.*	298,100	12,885,373
Paychex, Inc.	870,000	33,168,750
Yahoo! Inc.*	345,000	13,508,475
		88,014,398
Trucking and Shipping - 1.78%
Expeditors International of Washington, Inc.	330,600	22,303,929

TOTAL COMMON STOCKS - 98.89%		$1,238,305,767

(Cost: $972,242,322)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Health Care - Drugs - 0.57%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.23%, 1-9-06	$7,115	7,108,312

Household - General Products - 0.40%
Kimberly-Clark Worldwide Inc.,
4.12%, 1-3-06	5,000	4,998,855

Multiple Industry - 0.60%
Detroit Edison Co.,
4.44%, 1- 4-06	7,573	7,570,198

Publishing - 0.24%
Tribune Co.,
4.41%, 1-25-06	3,000	2,991,180

TOTAL SHORT-TERM SECURITIES - 1.81%		$22,668,545

(Cost: $22,668,545)

TOTAL INVESTMENT SECURITIES - 100.70%		$1,260,974,312

(Cost: $994,910,867)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.70%)		(8,712,683)

NET ASSETS - 100.00%		$1,252,261,629

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GROWTH PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $994,911) (Notes 1 and 3)	$1,260,974
Cash	2
Receivables:
Investment securities sold	3,413
Dividends and interest	910
Portfolio shares sold	137
Prepaid and other assets	1

Total assets	1,265,437

LIABILITIES
Payable for investment securities purchased	12,679
Payable to Portfolio shareholders	320
Accrued management fee (Note 2)	47
Accrued accounting services fee (Note 2)	21
Accrued service fee (Note 2)	17
Accrued shareholder servicing (Note 2)	10
Other	81

Total liabilities	13,175

Total net assets	$1,252,262

NET ASSETS
$0.001 par value capital stock:
Capital stock	$134
Additional paid-in capital	1,171,907
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(54)
Accumulated undistributed net realized loss on investment transactions	(185,788)
Net unrealized appreciation in value of investments	266,063

Net assets applicable to outstanding units of capital	$1,252,262

Net asset value, redemption and offering price per share	$9.3125

Capital shares outstanding	134,472
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $28)	$10,902
Interest and amortization	784

Total income	11,686

Expenses (Note 2):
Investment management fee	8,374
Service fee	3,028
Accounting services fee	249
Shareholder servicing	43
Custodian fees	39
Legal fees	31
Audit fees	17
Other	294

Total expenses	12,075

Net investment loss	(389)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	117,693
Unrealized appreciation in value of investments during the period	11,191

Net gain on investments	128,884

Net increase in net assets resulting from operations	$128,495

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(389)	$3,406
Realized net gain on investments	117,693	48,990
Unrealized appreciation (depreciation)	11,191	(13,798)

Net increase in net assets resulting from operations	128,495	38,598

Dividends to shareholders from (Note 1E):(1)
Net investment income	(36)	(3,383)
Realized gains on investment transactions	(-)	(-)

	(36)	(3,383)

Capital share transactions(2)	(128,339)	(66,016)

Total increase (decrease)	120	(30,801)
NET ASSETS
Beginning of period	1,252,142	1,282,943

End of period	$1,252,262	$1,252,142

Undistributed net investment income (loss)	$(54)	$- *

(1)See "Financial Highlights" on page 113.

(2)Shares issued from sale of shares	5,832	9,948
Shares issued from reinvestment of dividend and/or capital gains distribution	4	404
Shares redeemed	(20,913)	(18,672)

Decrease in outstanding capital shares	(15,077)	(8,320)

Value issued from sale of shares	$50,040	$80,227
Value issued from reinvestment of dividend and/or capital gains distribution	36	3,383
Value redeemed	(178,415)	(149,626)

Decrease in outstanding capital	$(128,339)	$(66,016)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$8.3728	$8.1267	$6.6041	$8.3923	$9.8831

Income (loss) from investment operations:
Net investment income (loss)	(0.0029)	0.0228	(0.0048)	0.0009	0.0246
Net realized and unrealized gain (loss) on investments	0.9429	0.2460	1.5275	(1.7882)	(1.4417)

Total from investment operations	0.9400	0.2688	1.5227	(1.7873)	(1.4171)

Less distributions from:
Net investment income	(0.0003)	(0.0227)	(0.0001)	(0.0009)	(0.0246)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0491)

Total distributions	(0.0003)	(0.0227)	(0.0001)	(0.0009)	(0.0737)

Net asset value, end of period	$9.3125	$8.3728	$8.1267	$6.6041	$8.3923

Total return	11.23%	3.31%	23.06%	-21.30%	-14.34%
Net assets, end of period (in millions)	$1,252	$1,252	$1,283	$705	$995
Ratio of expenses to average net assets	1.00%	1.00%	0.99%	0.99%	0.97%
Ratio of net investment income (loss) to average net assets	-0.03%	0.27%	-0.09%	0.01%	0.27%
Portfolio turnover rate	59%	81%	59%	41%	51%

See Notes to Financial Statements.

Manager's Discussion of High Income Portfolio
      December 31, 2005

An interview with William M. Nelson,
portfolio manager of W&R Target Funds, Inc. -
High Income Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the fiscal year?

The Portfolio had a positive return for the fiscal year, slightly outperforming its benchmark index, while performing generally in line with its peer group. For the period, the Portfolio increased 2.55 percent, compared with the Citigroup High Yield Market Index (generally reflecting the performance of securities that represent the high yield bond market), which increased 2.08 percent during the same period, and the Lipper Variable Annuity High Current Yield Funds Universe Average (reflecting the performance of the universe of funds with similar objectives), which increased 2.56 percent for the period.

What factors impacted the Portfolio's performance during the fiscal year?

The Portfolio began the year positioned for a recovering economy and the anticipation of higher U.S. Treasury rates as the year progressed, and we held shorter duration securities that typically are less sensitive to interest rate moves. The Portfolio also increased its weighting of lower quality, higher yielding securities that we felt would be potentially less sensitive to increased Treasury rates and likely would benefit from recovery in credit quality. This strategy was implemented by underweighting the BB category in the Portfolio in favor of higher yield, single B and CCC ratings. Though the BB rating category underperformed its benchmark, the flatness of the yield curve kept BB returns closer to the index return than anticipated, while we feel that a modest spread widening in lower quality securities reduced performance.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

After two years of positive absolute returns in 2003 and 2004, the high yield return for 2005 was more modest. It appears the high yield market currently is attempting to determine whether the yield curve is anticipating an economic slowdown or whether inflation will continue, perhaps bringing a steepening in the yield curve in the near future. We also believe the downgrades of General Motors and Ford placed stress on the high yield market overall, and spread widening resulted.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As stated above, the Portfolio was positioned with shorter duration securities that ostensibly would be less sensitive to interest rate moves. As such, this strategy resulted in the Portfolio outperforming the benchmark for much of 2005. The Portfolio also benefited from selective equity holdings during the year. Meanwhile, lower quality securities were added throughout the year that potentially would benefit from a recovering economy. However, this strategy of adding higher yield, lower quality securities did not outperform in 2005 as much as we had anticipated.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

The Portfolio, while underweighted in BB securities, also was underweighted in both the auto and utility sectors. The Portfolio was overweighted in lower quality securities and shorter duration securities.

As we move into 2006, we believe the Portfolio is once again positioned for a recovering economy as well as increasing U.S. Treasury yields. We intend to continue to hold short-duration, less Treasury-sensitive securities, as well as lower quality securities that we believe could benefit from a recovering economy. We feel U.S. Treasury rates may rise modestly from current levels, and a steepening of the yield curve could occur; therefore, at this point we are continuing with the current strategy in the new fiscal year.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk, and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target High Income Portfolio(1)	$17,742
Citigroup High Yield Market Index	$19,208
Lipper Variable Annuity High Current Yield Funds Universe Average	$17,494

		W&R TARGET HIGH INCOME PORTFOLIO	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER VARIABLE ANNUITY HIGH CURRENT YIELD FUNDS UNIVERS AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	11,241	11,128	11,388
DEC	1997	12,819	12,596	12,924
DEC	1998	13,070	13,050	13,037
DEC	1999	13,621	13,277	13,480
DEC	2000	12,296	12,523	12,460
DEC	2001	13,425	13,204	12,600
DEC	2002	13,153	13,002	12,512
DEC	2003	15,749	16,984	15,525
DEC	2004	17,302	18,817	17,057
DEC	2005	17,742	19,208	17,494

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	2.55%
5-year period ended 12-31-05	7.61%
10-year period ended 12-31-05	5.90%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF HIGH INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target High Income Portfolio had net assets totaling $185,864,663 invested in a diversified portfolio of:

95.10%	Corporate Debt Securities
2.49%	Common and Preferred Stocks, Right and Warrant
2.41%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Capital Goods Bonds	$12.87
Consumer Services Bonds	$12.31
Utilities Bonds	$11.49
Consumer Nondurables Bonds	$7.67
Health Care Bonds	$7.37
Financial Services Bonds	$7.02
Retail Bonds	$6.34
Energy Bonds	$5.94
Technology Bonds	$5.34
Business Equipment and Services Bonds	$4.95
Raw Materials Bonds	$4.03
Multi-Industry Bonds	$3.90
Shelter Bonds	$2.77
Common and Preferred Stocks, Right and Warrant	$2.49
Cash and Cash Equivalents	$2.41
Consumer Durables Bonds	$1.91
Transportation Bonds	$1.19

On December 31, 2005, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

A	1.27%
BBB	1.39%
BB	11.38%
B	62.46%
CCC	18.60%
Cash and Cash Equivalents and Equities	4.90%

The Investments of High Income Portfolio
December 31, 2005
COMMON STOCKS, RIGHT AND WARRANT	Shares	Value

Broadcasting - 0.11%
Citadel Broadcasting Corporation*	15,000	$201,600

Capital Equipment - 0.14%
Dresser-Rand Group Inc.*	11,000	265,980

Finance Companies - 0.00%
ONO Finance Plc, Rights (A)*	250	5,000

Health Care - General - 0.18%
Encore Medical Corporation*	67,500	333,112

Hospital Supply and Management - 0.32%
Triad Hospitals, Inc.*	15,000	588,450

Multiple Industry - 0.24%
Dollar Financial Corp.*	37,500	447,375

Petroleum - Domestic - 0.19%
Diamond Offshore Drilling, Inc.	5,000	347,800

Petroleum - International - 0.19%
Forest Oil Corporation*	7,500	341,775

Petroleum - Services - 0.39%
BJ Services Company	5,000	183,350
Baker Hughes Incorporated	5,000	303,900
Schlumberger Limited	2,500	242,875
		730,125
Timesharing and Software - 0.29%
Alliance Data Systems Corporation*	15,000	534,000

Utilities - Gas and Pipeline - 0.31%
Williams Companies, Inc. (The)	25,000	579,250

Utilities - Telephone - 0.13%
AT&T Inc.	10,000	244,900
GT Group Telecom, Inc., Warrants (A)(B)*	300	-	**
		244,900

TOTAL COMMON STOCKS, RIGHT AND WARRANT - 2.49%		$4,619,367

(Cost: $4,587,686)

PREFERRED STOCKS

Apparel - 0.00%
Anvil Holdings, Inc., 13.0% (B)*	65,627	66

Broadcasting - 0.00%
Adelphia Communications Corporation, 13.0%*	12,500	6,250

TOTAL PREFERRED STOCKS - 0.00%		$6,316

(Cost: $1,942,028)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 1.12%
Argo-Tech Corporation,
9.25%, 6-1-11	$ 200	205,000
BE Aerospace, Inc.,
8.5%, 10-1-10	50	53,375
Bombardier Recreational Products Inc.,
8.375%, 12-15-13	200	200,250
Esterline Technologies Corporation,
7.75%, 6-15-13	750	783,750
L-3 Communications Corporation,
6.125%, 1-15-14	850	841,500
		2,083,875
Aluminum - 0.16%
Century Aluminum Company,
7.5%, 8-15-14	300	295,500

Apparel - 0.16%
Quiksilver, Inc.,
6.875%, 4-15-15 (A)	300	288,750

Beverages - 0.55%
Cott Beverages Inc.,
8.0%, 12-15-11	1,000	1,025,000

Broadcasting - 3.82%
CCH II and CCH II Capital,
10.25%, 9-15-10	1,000	995,000
Cablevision Systems Corporation,
8.71625%, 4-1-09	1,000	1,010,000
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.,
8.0%, 4-30-12 (A)	1,000	995,000
EchoStar DBS Corporation:
5.75%, 10-1-08	1,245	1,220,100
9.125%, 1-15-09	35	36,619
Gray Communications Systems, Inc.,
9.25%, 12-15-11	500	533,750
Insight Communications Company, Inc.,
0.0%, 2-15-11 (C)	1,500	1,567,500
NTL Cable PLC,
8.75%, 4-15-14	225	235,125
PanAmSat Corporation,
6.375%, 1-15-08	500	500,000
		7,093,094
Business Equipment and Services - 4.95%
Ahern Rentals, Inc.,
9.25%, 8-15-13 (A)	375	394,687
Alderwoods Group, Inc.,
7.75%, 9-15-12	600	621,000
Allied Waste North America, Inc.,
8.5%, 12-1-08	2,000	2,100,000
Cardtronics, Inc.,
9.25%, 8-15-13 (A)	150	149,250
Carriage Services, Inc.,
7.875%, 1-15-15	150	152,625
Lamar Advertising Company,
6.625%, 8-15-15	1,000	1,003,750
Mac-Gray Corporation,
7.625%, 8-15-15	150	151,125
MagnaChip Semiconductor S.A. and MagnaChip Semiconductor Finance Company:
7.74124%, 12-15-11	150	152,250
8.0%, 12-15-14	150	143,250
Service Corporation International,
7.0%, 6-15-17 (A)	300	297,750
SunGard Data Systems Inc.,
3.75%, 1-15-09	1,500	1,365,000
Syniverse Technologies, Inc.,
7.75%, 8-15-13	1,850	1,863,875
Vertis, Inc.,
13.5%, 12-7-09 (A)	1,000	810,000
		9,204,562
Capital Equipment - 3.69%
Case New Holland Inc.,
9.25%, 8-1-11	2,000	2,140,000
Collins & Aikman Floorcoverings, Inc.,
9.75%, 2-15-10	1,250	1,100,000
Columbus McKinnon Corporation,
8.875%, 11-1-13 (A)	150	156,000
IMCO Recycling Inc.,
10.375%, 10-15-10	775	846,687
Mueller Group, Inc.,
10.0%, 5-1-12	1,000	1,062,500
Simmons Bedding Company,
7.875%, 1-15-14	725	670,625
Simmons Company,
0.0%, 12-15-14 (A)(C)	500	270,000
Standard Aero Holdings, Inc.,
8.25%, 9-1-14	750	615,000
		6,860,812
Chemicals - Petroleum and Inorganic - 1.67%
Methanex Corporation,
6.0%, 8-15-15	435	422,738
PQ Corporation,
7.5%, 2-15-13 (A)	75	69,750
PolyOne Corporation,
10.625%, 5-15-10	500	536,250
Resolution Performance Products LLC and RPP Capital Corporation,
13.5%, 11-15-10	575	608,063
UAP Holding Corp.,
0.0%, 7-15-12 (C)	765	662,681
United Agri Products, Inc.,
8.25%, 12-15-11	766	804,300
		3,103,782
Chemicals - Specialty - 2.20%
Compass Minerals International, Inc.:
0.0%, 12-15-12 (C)	1,600	1,448,000
0.0%, 6-1-13 (C)	2,750	2,378,750
Ethyl Corporation,
8.875%, 5-1-10	250	261,875
		4,088,625
Coal - 1.53%
James River Coal Company,
9.375%, 6-1-12	1,550	1,621,687
Peabody Energy Corporation,
6.875%, 3-15-13	406	422,240
Southern Star Central Corp.,
8.5%, 8-1-10	750	795,000
		2,838,927
Computers - Main and Mini - 0.50%
Unisys Corporation,
8.0%, 10-15-12	1,000	925,000

Computers - Peripherals - 2.16%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (C)	2,325	1,848,375
Activant Solutions Inc.:
10.05438%, 4-1-10 (A)	500	515,625
10.5%, 6-15-11	1,500	1,642,500
		4,006,500
Construction Materials - 8.03%
Ames True Temper, Inc.:
8.15%, 1-15-12	2,650	2,491,000
10.0%, 7-15-12	1,175	922,375
Associated Materials Incorporated,
9.75%, 4-15-12	525	506,625
Brand Services, Inc.,
12.0%, 10-15-12	650	682,500
Builders FirstSource, Inc.,
8.59%, 2-15-12	1,200	1,221,000
Interface, Inc.:
7.3%, 4-1-08	1,000	1,010,000
10.375%, 2-1-10	445	481,712
9.5%, 2-1-14	1,400	1,393,000
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	1,860	1,976,250
MAAX Corporation,
9.75%, 6-15-12	500	395,000
Nortek, Inc.,
8.5%, 9-1-14	900	868,500
Ply Gem Industries, Inc.,
9.0%, 2-15-12	3,000	2,662,500
Texas Industries, Inc.,
7.25%, 7-15-13 (A)	75	77,813
WII Components, Inc.,
10.0%, 2-15-12	250	246,250
		14,934,525
Containers - 2.65%
Alltrista Corporation,
9.75%, 5-1-12	250	257,500
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.5%, 10-15-12	150	147,750
9.875%, 10-15-14	300	292,500
MDP Acquisitions plc,
9.625%, 10-1-12	900	900,000
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	750	806,250
Owens-Illinois, Inc.,
7.35%, 5-15-08	2,500	2,531,250
		4,935,250
Defense - 1.01%
Armor Holdings, Inc.,
8.25%, 8-15-13	1,750	1,881,250

Electrical Equipment - 0.79%
Coleman Cable Inc.,
9.875%, 10-1-12	1,150	931,500
Rexnord Corporation,
10.125%, 12-15-12	500	537,500
		1,469,000
Electronic Instruments - 0.55%
Aavid Thermal Technologies, Inc.,
12.75%, 2-1-07	1,000	1,027,500

Finance Companies - 6.58%
CCO Holdings, LLC and CCO Holdings Capital Corp.,
8.61625%, 12-15-10	1,500	1,466,250
Case Credit Corporation,
6.75%, 10-21-07	1,000	1,010,000
Dollar Financial Group, Inc.,
9.75%, 11-15-11	400	412,000
Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.,
8.75%, 6-15-12	1,000	990,000
General Motors Acceptance Corporation,
6.75%, 12-1-14	500	449,810
Goodman Global Holdings, Inc.:
7.49125%, 6-15-12 (A)	150	148,500
7.875%, 12-15-12 (A)	1,605	1,492,650
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10	300	319,500
Merisant Worldwide, Inc.,
0.0%, 5-15-14 (C)	2,000	315,000
NMHG Holding Co.,
10.0%, 5-15-09	1,000	1,065,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (C)	1,500	1,065,000
PIH Acquisition Co.,
10.75%, 10-1-13 (A)	475	457,188
Toll Corp.,
8.25%, 12-1-11	890	937,838
Vanguard Health Holding Company II, LLC and Vanguard Holding Company II, Inc.,
9.0%, 10-1-14	1,000	1,062,500
Xerox Capital Trust I,
8.0%, 2-1-27	1,000	1,030,000
		12,221,236
Food and Related - 3.74%
American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	965	1,016,869
Doane Pet Care Company:
10.75%, 3-1-10	700	761,250
10.625%, 11-15-15 (A)	500	521,250
Gold Kist Inc.,
10.25%, 3-15-14	650	724,750
Pierre Merger Corp.,
9.875%, 7-15-12	1,750	1,776,250
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13	2,250	2,143,125
		6,943,494
Forest and Paper Products - 2.12%
Buckeye Technologies Inc.:
8.0%, 10-15-10	1,250	1,187,500
8.5%, 10-1-13	1,250	1,250,000
Georgia-Pacific Corporation,
8.875%, 5-15-31	940	942,350
Tembec Industries Inc.,
8.625%, 6-30-09	1,000	570,000
		3,949,850
Health Care - General - 2.61%
Encore Medical IHC, Inc.,
9.75%, 10-1-12	1,513	1,475,175
Eye Care Centers of America, Inc.,
10.75%, 2-15-15	1,000	975,000
MQ Associates, Inc.,
0.0%, 8-15-12 (C)	1,875	1,068,750
Omnicare, Inc.,
6.75%, 12-15-13	300	303,375
Universal Hospital Services, Inc.,
10.125%, 11-1-11	1,000	1,035,000
		4,857,300
Homebuilders, Mobile Homes - 0.65%
Standard Pacific Corp.,
6.5%, 8-15-10	450	429,188
Technical Olympic USA, Inc.:
9.0%, 7-1-10	500	505,625
7.5%, 3-15-11	300	267,375
		1,202,188
Hospital Supply and Management - 4.76%
Accellent Inc.,
10.5%, 12-1-13 (A)	500	512,500
EGL Acquisition Corp.,
7.625%, 2-1-15	150	144,375
Psychiatric Solutions, Inc.:
10.625%, 6-15-13	1,467	1,668,713
7.75%, 7-15-15	1,575	1,626,188
Rural/Metro Corporation,
0.0%, 3-15-16 (A)(C)	1,700	1,020,000
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15 (A)	1,100	1,122,000
US Oncology Holdings, Inc.,
9.26375%, 3-15-15	1,250	1,243,750
US Oncology, Inc.:
9.0%, 8-15-12	250	267,500
10.75%, 8-15-14	150	166,500
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	1,000	1,077,500
		8,849,026
Hotels and Gaming - 3.26%
Chukchansi Economic Development Authority,
8.0%, 11-15-13 (A)	375	384,844
Gaylord Entertainment Company,
6.75%, 11-15-14	1,000	980,000
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	1,750	1,732,500
Mandalay Resort Group,
10.25%, 8-1-07 (A)	1,000	1,066,250
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	850	878,687
Station Casinos, Inc.:
6.0%, 4-1-12	500	498,750
6.875%, 3-1-16	500	511,250
		6,052,281
Household - General Products - 0.57%
JohnsonDiversey, Inc.,
9.625%, 5-15-12	1,060	1,065,300

Leisure Time Industry - 0.37%
Equinox Holdings, Inc.,
9.0%, 12-15-09	650	694,687

Metal Fabrication - 0.36%
Metals USA, Inc.,
11.125%, 12-1-15 (A)	650	666,250

Motion Pictures - 3.23%
AMC Entertainment Inc.:
8.59%, 8-15-10	350	360,062
9.5%, 2-1-11	1,000	983,750
9.875%, 2-1-12	500	490,000
Carmike Cinemas, Inc.,
7.5%, 2-15-14	500	468,125
Cinemark, Inc.,
0.0%, 3-15-14 (C)	2,050	1,517,000
Cinemark USA, Inc.,
9.0%, 2-1-13	869	918,968
LCE Acquisition Corporation,
9.0%, 8-1-14	1,250	1,262,500
		6,000,405
Motor Vehicles - 1.91%
ADESA, Inc.,
7.625%, 6-15-12	300	298,500
Group 1 Automotive, Inc.,
8.25%, 8-15-13	500	472,500
Sonic Automotive, Inc.,
8.625%, 8-15-13	1,250	1,209,375
United Auto Group, Inc.,
9.625%, 3-15-12	1,500	1,578,750
		3,559,125
Multiple Industry - 3.90%
AMR HoldCo, Inc. and EmCare HoldCo, Inc.,
10.0%, 2-15-15 (A)	150	160,125
Atlas Pipeline Partners, L.P. and Atlas Pipeline Finance Corp.,
8.125%, 12-15-15 (A)	350	353,062
CBD Media Holdings LLC and CBD Holdings Finance, Inc.,
9.25%, 7-15-12	600	600,000
CBD Media LLC and CBD Finance, Inc.,
8.625%, 6-1-11	1,000	1,020,000
CSC Holdings, Inc.,
6.75%, 4-15-12 (A)	425	401,625
Chaparral Energy, Inc.,
8.5%, 12-1-15 (A)	400	414,000
Compton Petroleum Finance Corporation,
7.625%, 12-1-13 (A)	500	511,250
IWO Escrow Company:
7.9%, 1-15-12	150	155,625
0.0%, 1-15-15 (C)	600	433,500
K&F Acquisition, Inc.,
7.75%, 11-15-14	300	303,000
Mueller Holdings (N.A.), Inc.,
0.0%, 4-15-14 (C)	2,000	1,505,000
Stanley-Martin Communities, LLC and Stanley-Martin Financing Corp.,
9.75%, 8-15-15 (A)	1,000	910,000
Viasystems, Inc.,
10.5%, 1-15-11	500	481,250
		7,248,437
Petroleum - Domestic - 1.64%
Clayton Williams Energy, Inc.,
7.75%, 8-1-13	400	384,000
Delta Petroleum Corporation,
7.0%, 4-1-15	150	138,375
Denbury Resources Inc.,
7.5%, 12-15-15	500	506,250
EXCO Resources, Inc.,
7.25%, 1-15-11	900	913,500
Frontier Oil Corporation,
6.625%, 10-1-11	150	153,000
KCS Energy, Inc.,
7.125%, 4-1-12	150	149,625
Stone Energy Corporation,
6.75%, 12-15-14	375	355,313
Whiting Petroleum Corporation,
7.25%, 5-1-12	450	455,625
		3,055,688
Petroleum - International - 0.53%
Chesapeake Energy Corporation,
6.25%, 1-15-18	1,000	980,000

Petroleum - Services - 2.24%
Grant Prideco, Inc.,
6.125%, 8-15-15 (A)	150	149,625
Hanover Compressor Company:
0.0%, 3-31-07	1,500	1,346,250
8.625%, 12-15-10	500	528,750
9.0%, 6-1-14	150	163,500
Parker Drilling Company,
9.625%, 10-1-13	250	279,062
SESI, L.L.C.,
8.875%, 5-15-11	750	785,625
SemGroup, L.P. and SemGroup Finance Corp.,
8.75%, 11-15-15 (A)	400	409,000
VeraSun Energy Corporation,
9.875%, 12-15-12 (A)	500	507,500
		4,169,312
Publishing - 1.63%
Dex Media, Inc.,
0.0%, 11-15-13 (C)	1,500	1,192,500
Dex Media West LLC and Dex Media West Finance Co.,
8.5%, 8-15-10	1,750	1,833,125
		3,025,625
Railroad - 1.19%
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	950	980,875
TFM, S.A. de C.V.,
9.375%, 5-1-12 (A)	1,125	1,231,875
		2,212,750
Restaurants - 0.94%
Carrols Corporation,
9.0%, 1-15-13	150	145,875
Friendly Ice Cream Corporation,
8.375%, 6-15-12	750	667,500
Landry's Restaurants, Inc.,
7.5%, 12-15-14	1,000	935,000
		1,748,375
Retail - Food Stores - 2.55%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	945	973,350
Rite Aid Corporation:
7.125%, 1-15-07	1,500	1,500,000
8.125%, 5-1-10	1,000	1,017,500
Stater Bros. Holdings Inc.:
7.99125%, 6-15-10	500	500,000
8.125%, 6-15-12	755	747,450
		4,738,300
Retail - General Merchandise - 0.42%
Interline Brands, Inc.,
11.5%, 5-15-11	325	362,375
NBC Acquisition Corp.,
0.0%, 3-15-13 (C)	600	420,000
		782,375
Retail - Specialty Stores - 2.43%
CSK Auto, Inc.,
7.0%, 1-15-14	350	316,750
FTD, Inc.,
7.75%, 2-15-14	487	482,130
General Nutrition Centers, Inc.,
8.5%, 12-1-10	200	172,000
Jean Coutu Group (PJC) Inc. (The),
7.625%, 8-1-12	1,000	985,000
Jo-Ann Stores, Inc.,
7.5%, 3-1-12	1,500	1,226,250
Nebraska Book Company, Inc.,
8.625%, 3-15-12	1,000	920,000
Stripes Acquisition LLC and Susser Finance Corporation,
10.625%, 12-15-13 (A)	400	406,000
		4,508,130
Security and Commodity Brokers - 0.44%
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	764	812,705

Utilities - Electric - 0.88%
Mirant North America, LLC and MNA Finance Corp.,
7.375%, 12-31-13 (A)	300	303,375
Sierra Pacific Resources,
6.75%, 8-15-17 (A)	450	447,750
Tenaska Alabama Partners, L.P.,
7.0%, 6-30-21 (A)	448	451,195
Texas Genco LLC and Texas Genco Financing Corp.,
6.875%, 12-15-14 (A)	400	433,000
		1,635,320
Utilities - Gas and Pipeline - 2.23%
ANR Pipeline Company,
8.875%, 3-15-10	500	534,357
Northwest Pipeline Corporation,
8.125%, 3-1-10	750	795,000
Southern Natural Gas Company,
8.875%, 3-15-10	1,000	1,068,715
Williams Companies, Inc. (The),
8.75%, 3-15-32	1,500	1,740,000
		4,138,072
Utilities - Telephone - 8.38%
Alamosa (Delaware), Inc.:
12.0%, 7-31-09	1,000	1,093,750
8.5%, 1-31-12	1,250	1,351,562
LCI International, Inc.,
7.25%, 6-15-07	800	804,000
MCI, Inc.,
7.688%, 5-1-09	347	358,278
Nextel Communications, Inc.:
6.875%, 10-31-13	1,500	1,564,821
7.375%, 8-1-15	750	791,489
Nextel Partners, Inc.,
8.125%, 7-1-11	1,750	1,870,313
Qwest Capital Funding, Inc.,
7.75%, 8-15-06	1,000	1,010,000
SBA Communications Corporation,
8.5%, 12-1-12	715	793,650
SBA Communications Corporation and SBA Telecommunications, Inc.,
0.0%, 12-15-11 (C)	1,652	1,532,230
Triton PCS, Inc.:
8.75%, 11-15-11	950	691,125
8.5%, 6-1-13	600	558,000
US Unwired Inc.:
8.74125%, 6-15-10	1,100	1,130,250
10.0%, 6-15-12	776	873,000
Ubiquitel Operating Company,
9.875%, 3-1-11	1,050	1,162,875
		15,585,343

TOTAL CORPORATE DEBT SECURITIES - 95.10%		$176,763,526

(Cost: $177,743,962)

SHORT-TERM SECURITIES

Household - General Products - 0.28%
Fortune Brands Inc.,
4.3%, 1-3-06	530	529,874

Utilities - Gas and Pipeline - 0.38%
Questar Corporation,
4.41%, 1-6-06	700	699,571

TOTAL SHORT-TERM SECURITIES - 0.66%		$1,229,445

(Cost: $1,229,445)

TOTAL INVESTMENT SECURITIES - 98.25%		$182,618,654

(Cost: $185,503,121)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.75%		3,246,009

NET ASSETS - 100.00%		$185,864,663

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
**Not shown due to rounding.
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $18,510,439 or 9.96% of net assets.

(B)Security valued in good faith by the Valuation Committee appointed by the Board of Directors.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      HIGH INCOME PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $185,503) (Notes 1 and 3)	$182,619
Cash	8
Receivables:
Dividends and interest	3,344
Portfolio shares sold	13
Prepaid and other assets	1

Total assets	185,985

LIABILITIES
Payable to Portfolio shareholders	92
Accrued accounting services fee (Note 2)	6
Accrued management fee (Note 2)	6
Accrued service fee (Note 2)	2
Accrued shareholder servicing (Note 2)	2
Other	12

Total liabilities	120

Total net assets	$185,865

NET ASSETS
$0.001 par value capital stock:
Capital stock	$57
Additional paid-in capital	221,488
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(37)
Accumulated undistributed net realized loss on investment transactions	(32,759)
Net unrealized depreciation in value of investments	(2,884)

Net assets applicable to outstanding units of capital	$185,865

Net asset value, redemption and offering price per share	$3.2521

Capital shares outstanding	57,151
Capital shares authorized	120,000

See Notes to Financial Statements.

Statement of Operations
      HIGH INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$15,671
Dividends	18

Total income	15,689

Expenses (Note 2):
Investment management fee	1,181
Service fee	472
Accounting services fee	67
Custodian fees	11
Audit fees	10
Shareholder servicing	7
Legal fees	5
Other	50

Total expenses	1,803

Net investment income	13,886

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	3,699
Unrealized depreciation in value of investments during the period	(12,878)

Net loss on investments	(9,179)

Net increase in net assets resulting from operations	$4,707

See Notes to Financial Statements.

Statement of Changes in Net Assets
      HIGH INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$13,886		$12,355
Realized net gain on investments	3,699		3,691
Unrealized appreciation (depreciation)	(12,878)		555

Net increase in net assets resulting from operations	4,707		16,601

Dividends to shareholders from (Note 1E):(1)
Net investment income	(13,923)		(12,355)
Realized gains on investment transactions	(-)		(-)

	(13,923)		(12,355)

Capital share transactions(2)	5,473		20,894

Total increase (decrease)	(3,743)		25,140
NET ASSETS
Beginning of period	189,608		164,468

End of period	$185,865		$189,608

Undistributed net investment loss	$(37)	$	(- )*

(1)See "Financial Highlights" on page 136

(2) Shares issued from sale of shares	4,996		8,091
Shares issued from reinvestment of dividend and/or capital gains distribution	4,282		3,605
Shares redeemed	(7,445)		(5,656)

Increase in outstanding capital shares	1,833		6,040

Value issued from sale of shares	$17,166		$27,927
Value issued from reinvestment of dividend and/or capital gains distribution	13,923		12,355
Value redeemed	(25,616)		(19,388)

Increase in outstanding capital	$5,473		$20,894

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$3.4276	$3.3375	$2.9986	$3.3261	$3.3542

Income (loss) from investment operations:
Net investment income	0.2626	0.2391	0.2529	0.2602	0.3346
Net realized and unrealized gain (loss) on investments	(0.1749)	0.0901	0.3389	(0.3275)	(0.0281)

Total from investment operations	0.0877	0.3292	0.5918	(0.0673)	0.3065

Less distributions from:
Net investment income	(0.2632)	(0.2391)	(0.2529)	(0.2602)	(0.3346)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2632)	(0.2391)	(0.2529)	(0.2602)	(0.3346)

Net asset value, end of period	$3.2521	$3.4276	$3.3375	$2.9986	$3.3261

Total return	2.55%	9.86%	19.74%	-2.02%	9.18%
Net assets, end of period (in millions)	$186	$190	$164	$128	$116
Ratio of expenses to average net assets	0.95%	0.96%	0.95%	0.95%	0.93%
Ratio of net investment income to average net assets	7.35%	7.13%	7.99%	8.42%	9.60%
Portfolio turnover rate	54%	83%	119%	85%	194%

See Notes to Financial Statements.

Manager's Discussion of International Growth Portfolio
      December 31, 2005

An interview with Thomas A. Mengel,
portfolio manager of W&R Target Funds, Inc. -
International Growth Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio showed a positive return for the period, outperforming both its benchmark index and its peer group. The Portfolio increased 16.47 percent for the fiscal year, while the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East) - the index that generally reflects the performance of the international securities markets increased 13.54 percent during the same period, and the Lipper Variable Annuity International Growth Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 15.16 percent for the period.

What helped the Portfolio outperform its benchmark index during the fiscal year?

We believe that both specific country and stock selection benefited the Portfolio during the fiscal year. Performance was particularly enhanced by our overweight positions in both the financials and energy sectors, in our view, as well as our overweight position in Japan in the second half of the fiscal year. An extremely underweight British exposure was also quite beneficial.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Global financial markets were volatile in the first half of the fiscal year as rising energy prices fueled inflation trends and created economic uncertainties. Tighter U.S. monetary policy was also a concern, particularly for Asia. Despite these risks, Asian growth remained impressive and Japan's economic recovery continued to boost investor confidence. Britain's economy continued to surprise on the weak side, while continental European export growth benefited from lower euro trends. Late in the year most inflation data softened as energy prices slipped below third quarter highs. Business improvement broadened across Europe, most notably in Germany and Switzerland. Global wage inflation remained moderate, despite improving employment trends in most regions. Finally, several foreign central banks have been raising official interest rates, but generally at a gradual pace and from very low, historical levels.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We have continued to maintain a large position in German manufacturing companies that have been able to enjoy a decline in labor costs due to ongoing labor reforms. Exposure to Australia and Britain remained below benchmark levels due to high interest rates, falling home prices and what we saw as generally deteriorating economic fundamentals, including currency risk. We moved to an overweight position in Japan mid-year as general elections displayed broad public support for further political and economic reform.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We are continuing to emphasize growth companies in continental Europe that we believe will benefit from strong global demand, especially export companies that usually enjoy a solid competitive position. We also maintain select positions in areas where we feel domestic demand has recently improved, primarily in core Europe and Japan. We were rewarded by our overweight positions in financials and energy in 2005, although we intend to continue to scrutinize our energy exposure, along with energy price volatility and sector events. In recent months we moved to an overweight position in information technology, which we feel contributed positively to performance late in the year.

General investor sentiment has improved in recent months in reaction to lower inflation trends and comments from the Federal Reserve Board indicating U.S. monetary tightening may nearly be complete. Overall, we believe this could present a generally favorable scenario for global financial markets in 2006.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target International Growth Portfolio(1)	$23,998
Morgan Stanley Capital International EAFE Index	$17,635
Lipper Variable Annuity International Growth Funds Universe Average	$20,079

		W&R TARGET INTERNATIONAL GROWTH PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER VARIABLE ANNUITY INTERNATIONAL GROWTH FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	11,510	10,605	11,424
DEC	1997	13,433	10,793	12,260
DEC	1998	17,985	12,952	14,100
DEC	1999	29,780	16,444	22,321
DEC	2000	22,735	14,114	17,825
DEC	2001	17,680	11,088	13,434
DEC	2002	14,471	9,320	10,887
DEC	2003	18,073	12,917	14,790
DEC	2004	20,603	15,532	17,435
DEC	2005	23,998	17,635	20,079

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	16.47%
5-year period ended 12-31-05	1.09%
10-year period ended 12-31-05	9.15%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target International Growth Portfolio had net assets totaling $205,892,824 invested in a diversified portfolio of:

96.38%	Foreign Common Stocks
2.26%	Domestic Common Stocks
1.36%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Europe	$58.54
Pacific Basin	$32.33
Other	$3.10
Canada	$2.41
United States	$2.26
Cash and Cash Equivalents	$1.36

Financial Services Stocks	$30.67
Technology Stocks	$11.28
Capital Goods Stocks	$9.97
Energy Stocks	$9.69
Consumer Goods Stocks	$8.61
Health Care Stocks	$5.04
Business Equipment and Services Stocks	$4.76
Utilities Stocks	$4.58
Miscellaneous Stocks	$4.21
Raw Materials Stocks	$3.75
Retail Stocks	$3.54
Shelter Stocks	$2.54
Cash and Cash Equivalents	$1.36

The Investments of International Growth Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Austria - 3.59%
Erste Bank der oesterreichischen Sparkassen AG (A)	44,100	$2,456,468
OMV Aktiengesellschaft (A)	50,000	2,930,138
Raiffeisen International Bank-Holding AG (A)*	30,600	2,012,419
		7,399,025
Australia - 0.96%
Westpac Banking Corporation (A)	118,600	1,978,014

Belgium - 0.61%
KBC Group NV (A)	13,500	1,257,029

Brazil - 1.09%
Companhia Vale do Rio Doce, ADR	54,500	2,242,130

Canada - 2.41%
EnCana Corporation (A)	76,500	3,458,936
Shoppers Drug Mart Corporation (A)(B)	39,700	1,502,005
		4,960,941
Finland - 0.71%
Nokia OYJ (A)*	79,600	1,455,977

France - 6.41%
Pernod Ricard (A)	6,500	1,134,289
Pinault-Printemps-Redoute SA (A)	9,400	1,058,887
STMicroelectronics N.V. (A)	40,500	727,367
Sanofi-Aventis (A)	32,200	2,820,983
Total S.A. (A)	16,000	4,019,558
VINCI (A)	40,000	3,440,397
		13,201,481
Germany - 7.61%
Allianz Aktiengesellschaft, Registered Shares (A)	20,900	3,165,917
BASF Aktiengesellschaft (A)	26,700	2,046,114
Commerzbank Aktiengesellschaft (A)	50,000	1,552,085
Continental Aktiengesellschaft (A)	15,600	1,383,309
Fresenius AG (A)	4,700	636,556
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	8,000	1,083,216
SAP Aktiengesellschaft (A)	9,800	1,777,220
Siemens AG (A)	46,970	4,024,316
		15,668,733
Greece - 2.41%
National Bank of Greece S.A. (A)(B)	60,000	2,557,212
OPAP S.A. (A)(B)	70,000	2,411,593
		4,968,805
Ireland - 4.59%
Anglo Irish Bank Corporation plc (Great Britain) (A)	276,546	4,200,558
Anglo Irish Bank Corporation plc (Ireland) (A)	220,000	3,339,055
CRH public limited company (A)	64,600	1,899,753
		9,439,366
Italy - 5.57%
Assicurazioni Generali SpA (A)	35,200	1,230,189
Banca Intesa S.p.A. (A)	198,000	1,048,990
Banco Popolare di Verona e Novara S.c. a r.l. (A)	69,000	1,396,060
Eni S.p.A. (A)	70,000	1,941,705
UniCredito Italiano S.p.A. (A)	850,000	5,856,725
		11,473,669
Japan - 27.61%
Canon Inc. (A)	47,000	2,749,820
Central Japan Railway Company (A)	188	1,801,331
CREDIT SAISON CO., LTD. (A)	54,000	2,696,909
DENSO CORPORATION (A)	53,000	1,829,058
Dentsu Inc. (A)	525	1,709,416
FANUC LTD (A)	12,600	1,069,454
Honda Motor Co., Ltd. (A)	35,500	2,025,819
Hoya Corporation (A)	62,400	2,243,405
Japan Tobacco Inc. (A)	145	2,114,724
KDDI CORPORATION (A)	320	1,845,084
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	320	4,341,375
Mitsubishi Corporation (A)	99,000	2,190,953
Mitsubishi Estate Co., Ltd. (A)	190,000	3,947,090
Mitsui & Co., Ltd. (A)	125,000	1,605,757
Mizuho Financial Group, Inc. (A)	370	2,936,533
ORIX Corporation (A)	12,000	3,057,616
SMC Corporation (A)	18,600	2,657,481
Sega Sammy Holdings Inc. (A)	93,000	3,114,851
Sumco Corporation (A)(B)*	18,000	944,758
Sumitomo Mitsui Financial Group, Inc. (A)	105	1,112,901
Taisei Corporation (A)	240,000	1,088,735
Tokyo Electric Power Company, Incorporated (The) (A)	53,700	1,304,536
Toyota Motor Corporation (A)	77,900	4,042,464
Ushio Inc. (A)	78,500	1,833,786
YAMADA-DENKI Co., Ltd. (A)	20,600	2,578,166
		56,842,022
Luxembourg - 0.50%
SES GLOBAL S.A., Fiduciary Depository Receipts (A)(B)	59,000	1,033,078

Mexico - 0.58%
Cemex, S.A. de C.V., ADR	20,000	1,186,600

Netherlands - 1.32%
ASML Holding N.V. (A)*	135,400	2,709,058

Norway - 0.64%
Statoil ASA (A)	57,200	1,313,618

Russia - 1.40%
OAO LUKOIL, ADR (A)	48,000	2,890,800

Singapore - 0.49%
DBS Group Holdings Ltd (A)	102,500	1,017,201

South Korea - 3.27%
Hynix Semiconductor Inc. (A)*	81,000	2,828,610
Samsung Electronics Co., Ltd. (A)	6,000	3,911,560
		6,740,170
Spain - 1.62%
Enagas, S.A. (A)	110,000	2,057,608
Fadesa Inmobiliaria, S.A. (A)	39,000	1,285,425
		3,343,033
Sweden - 1.10%
Telefonaktiebolaget LM Ericsson, B Shares (A)	658,000	2,261,111

Switzerland - 11.57%
Compagnie Financiere Richemont SA (A)	26,500	1,153,533
Credit Suisse Group, Registered Shares (A)	41,000	2,090,484
Holcim Ltd, Registered Shares (A)	28,900	1,968,380
Julius Baer Holding Ltd., Bearer Shares (A)	31,625	2,240,621
Nestle S.A., Registered Shares (A)	10,900	3,259,922
Novartis AG, Registered Shares (A)	75,000	3,941,060
Roche Holdings AG, Genussschein (A)	19,800	2,972,901
Swiss Reinsurance Company, Registered Shares (A)	26,900	1,969,316
UBS AG (A)	44,450	4,231,723
		23,827,940
Turkey - 1.43%
Turkiye Garanti Bankasi Anonim Sirketi (A)*	271,250	984,173
Turkiye Vakiflar Bankasi T.A.O. (A)(B)*	370,000	1,958,904
		2,943,077
United Kingdom - 8.89%
BAE SYSTEMS plc (A)	185,000	1,215,074
BHP Billiton Plc (A)	270,900	4,425,435
Capita Group Plc (The) (A)(B)	215,610	1,545,954
IG Group Holdings plc (A)(B)*	194,000	579,100
Reckitt Benckiser plc (A)	65,400	2,160,384
Rio Tinto plc (A)	12,200	557,284
Royal Bank of Scotland Group plc (The) (A)	107,659	3,250,719
Smiths Group plc (A)	66,000	1,187,757
Standard Chartered PLC (A)	54,300	1,209,822
tesco plc (A)	379,000	2,161,597
		18,293,126
United States - 2.26%
Inco Limited	29,000	1,263,530
Schlumberger Limited	13,400	1,301,810
Transocean Inc.*	30,000	2,090,700
		4,656,040

TOTAL COMMON STOCKS - 98.64%		$203,102,044

(Cost: $151,964,699)

SHORT-TERM SECURITY - 1.22%	Principal Amount in Thousands

Security and Commodity Brokers
UBS Finance Delaware LLC (UBS AG),
4.19%, 1-3-06	$2,504	$2,503,417
(Cost: $2,503,417)

TOTAL INVESTMENT SECURITIES - 99.86%		$205,605,461

(Cost: $154,468,116)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.14%		287,363

NET ASSETS - 100.00%		$205,892,824

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $12,532,604 or 6.09% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL GROWTH PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $154,468) (Notes 1 and 3)	$205,605
Receivables:
Dividends and interest	365
Investment securities sold	30

Total assets	206,000

LIABILITIES
Payable to Portfolio shareholders	42
Due to Custodian	18
Accrued management fee (Note 2)	9
Accrued accounting services fee (Note 2)	7
Accrued service fee (Note 2)	3
Accrued shareholder servicing (Note 2)	2
Other	26

Total liabilities	107

Total net assets	$205,893

NET ASSETS
$0.001 par value capital stock:
Capital stock	$27
Additional paid-in capital	210,708
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(2,236)
Accumulated undistributed net realized loss on investment transactions	(53,732)
Net unrealized appreciation in value of investments	51,126

Net assets applicable to outstanding units of capital	$205,893

Net asset value, redemption and offering price per share	$7.5943

Capital shares outstanding	27,111
Capital shares authorized	60,000
See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $333)	$3,193
Interest and amortization	311

Total income	3,504

Expenses (Note 2):
Investment management fee	1,581
Service fee	465
Accounting services fee	68
Custodian fees	64
Audit fees	11
Shareholder servicing	7
Legal fees	5
Other	49

Total expenses	2,250

Net investment income	1,254

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	16,975
Realized net gain on foreign currency transactions	300

Realized net gain on investments	17,275
Unrealized appreciation in value of investments during the period	10,754

Net gain on investments	28,029

Net increase in net assets resulting from operations	$29,283

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,254		$878
Realized net gain on investments	17,275		10,714
Unrealized appreciation	10,754		11,550

Net increase in net assets resulting from operations	29,283		23,142

Dividends to shareholders from (Note 1E):(1)
Net investment income	(4,117)		(1,138)
Realized gains on investment transactions	(-)		(-)

	(4,117)		(1,138)

Capital share transactions(2)	(6,003)		(4,902)

Total increase	19,163		17,102
NET ASSETS
Beginning of period	186,730		169,628

End of period	$205,893		$186,730

Undistributed net investment loss	$(2,236)	$	(- )*

(1)See "Financial Highlights" on page 149.

(2) Shares issued from sale of shares	2,582		3,185
Shares issued from reinvestment of dividend and/or capital gains distribution	542		171
Shares redeemed	(4,078)		(4,178)

Decrease in outstanding capital shares	(954)		(822)

Value issued from sale of shares	$17,412		$19,125
Value issued from reinvestment of dividend and/or capital gains distribution	4,117		1,138
Value redeemed	(27,532)		(25,165)

Decrease in outstanding capital	$(6,003)		$(4,902)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$6.6534	$5.8722	$4.7683	$5.8536	$7.8610

Income (loss) from investment operations:
Net investment income	0.0493	0.0367	0.0833	0.0227	0.0498
Net realized and unrealized gain (loss) on investments	1.0465	0.7853	1.1039	(1.0853)	(1.7977)

Total from investment operations	1.0958	0.8220	1.1872	(1.0626)	(1.7479)

Less distributions from:
Net investment income	(0.1549)	(0.0408)	(0.0833)	(0.0227)	(0.0419)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.2176)

Total distributions	(0.1549)	(0.0408)	(0.0833)	(0.0227)	(0.2595)

Net asset value, end of period	$7.5943	$6.6534	$5.8722	$4.7683	$5.8536

Total return	16.47%	14.00%	24.90%	-18.15%	-22.23%
Net assets, end of period (in millions)	$206	$187	$170	$139	$187
Ratio of expenses to average net assets	1.21%	1.20%	1.24%	1.30%	1.25%
Ratio of net investment income to average net assets	0.67%	0.59%	1.70%	0.41%	0.71%
Portfolio turnover rate	86%	81%	131%	116%	100%

See Notes to Financial Statements.

Manager's Discussion of International Value Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - International Value Portfolio
is subadvised by Templeton Investment Counsel, LLC.
The following is an interview with portfolio manager
E. Tucker Scott III, CFA.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

During the fiscal year, the Portfolio increased 11.16 percent, although it slightly underperformed its benchmark index and peer group. In comparison, the Morgan Stanley Capital International All Country World (excluding U.S.A.) Index (generally reflecting the performance of the international securities markets, excluding the U.S.) increased 17.11 percent during the same period, while the Lipper Variable Annuity International Core Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 14.82 percent for the period. The Morgan Stanley Capital International All Country World (excluding U.S.A.) Index replaces the Morgan Stanley Capital International EAFE Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Portfolio's performance to the types of securities in which it invests. Both indexes are presented in this year's report for comparison purposes.

What factors impacted the Portfolio's performance during the fiscal year?

Since the recession of 2001, corporate earnings growth in the U.S., Japan and Germany - the world's largest economies - has been very strong. And although absolute returns were strong, the Portfolio lagged recently in relative performance due, in part, to strong returns in Japan and in industries where we have been trimming our positions. We feel that it is important to understand that, as long-term value investors, we assume market positions that may in some cases lead to near-term underperformance.

Given these circumstances, we believe our overall stock selection was a factor in the Portfolio's underperformance over the last 12 months. Over the last few months, we trimmed certain holdings in cyclical industries, such as commodity chemicals, and metals and mining, while increasing our exposure to the global media and telecommunications services industries. We based these decisions on our valuation models for individual securities.

We also maintained the view that corporate Japan has not changed enough to warrant a re-rating of the Japanese equity market as a whole, even factoring recent improvement in macroeconomic conditions. However, strong flows of foreign money into Japanese equity investments in 2005 confirmed that ours has been a contrarian view.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

As corporate earnings have risen, so too have the share prices of many companies. The relative discounts on many holdings we bought a few years ago have narrowed. This is especially the case in energy and companies with a cyclical orientation that have outperformed the market over the past several years; valuations in their respective sectors are now at or close to historical peak levels.

Although the energy sector experienced a pullback late in the fiscal year, the market continued to reward other cyclical sectors. Because we trimmed our positions in certain industries, such as metals and mining, we believe that we sacrificed some relative performance over the near term. However, we are value-focused investors, and our approach has been disciplined in trimming stocks that have reached our "source of funds" targets. We believe this strategy is in the best interest of shareholders over the longer term. In the meantime, we continue to have sizable positions in the energy, materials, and industrial sectors, believing that the Portfolio is well positioned to take advantage of potential price strength that could result from an extended cycle.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our strategy remained unchanged as we continue to seek out securities that are selling at a substantial discount to our determination of their fair market value, based on earnings and cash flow growth. Our analysts employ fundamental valuation techniques and five-year earnings and cash flow forecasts to attempt to identify what we feel are the most attractive stocks globally. From our bottom-up perspective, an eclectic mix of holdings from many sectors has continued to populate our bargain list. We view this strategy as representative of a broader market theme: the narrowing of valuation discrepancies between sectors. Our investment process, however, has always been value-driven, and future weightings versus the benchmark likely will continue to reflect this fact.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We have found increasing value in the global telecommunications industry, particularly European telecoms. The global telecom industry has underperformed the benchmark index significantly in the last 12 months, likely due to investor fears of competition and regulatory risks. Over the past several years, telecom companies have focused on cutting costs, repairing balance sheets and growing cash flow, and they are now returning cash to shareholders. As such, we believe the dividend yield for many of these stocks is now more attractive than European utility stocks, a phenomenon not seen in the past 10-plus years. We believe the valuations on many telecom stocks are compelling and compensate for the lower growth outlook in the sector. Consequently, while our weighting in the telecom sector has been increasing, we have been trimming our holdings in European utilities.

As we expected at the beginning of 2005, global merger-and-acquisition activity has intensified. With continuing solid cash positions and strong competition, we feel corporations could remain acquisitive, though not all cash is likely to take the acquisition route, in our opinion. With similar shareholder-friendly measures occurring internationally, we intend to balance shareholder interests with the longer-term strategic positioning of our holdings. Further, we intend to continue analyzing each situation that may arise on a case-by-case basis.

Finally, we believe the broad-based economic expansion may continue over the foreseeable future. While we concentrate on the longer-term horizon, our immediate focus likely will continue to be our internal research. In our opinion, populating the Portfolio with stocks that we consider undervalued is the best approach to address shareholder investment needs.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

 International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target International Value Portfolio(1)	$25,571
Morgan Stanley Capital International EAFE Index	$17,635
Morgan Stanley Capital International All Country World (excluding U.S.A.) Index	$19,123
Lipper Variable Annuity International Core Funds Universe Average	$20,022

		W&R TARGET INTERNATIONAL VALUE PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD (EXCLUDING U.S.A.)	LIPPER VARIABLE ANNUITY INTERNATIONAL CORE FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000	10,000
DEC	1996	11,979	10,605	10,668	11,431
DEC	1997	13,409	10,793	10,886	12,119
DEC	1998	14,295	12,952	12,460	13,809
DEC	1999	17,359	16,444	16,311	19,464
DEC	2000	17,499	14,114	13,851	16,579
DEC	2001	15,538	11,088	11,150	13,137
DEC	2002	12,769	9,320	9,514	10,997
DEC	2003	18,751	12,917	13,455	14,783
DEC	2004	23,004	15,532	16,329	17,438
DEC	2005	25,571	17,635	19,123	20,022

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	11.16%
5-year period ended 12-31-05	7.88%
10-year period ended 12-31-05	9.84%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus International Stock Portfolio was reorganized as the W&R Target International II Portfolio (now known as the International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the W&R Target International Value Portfolio would differ.

SHAREHOLDER SUMMARY OF INTERNATIONAL VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target International Value Portfolio had net assets totaling $462,837,288 invested in a diversified portfolio of:

97.19%	Foreign Common Stocks
2.81%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Europe	$63.26
Pacific Basin	$26.94
Other	$6.99
Cash and Cash Equivalents	$2.81

Financial Services Stocks	$18.35
Utilities Stocks	$16.25
Technology Stocks	$9.36
Shelter Stocks	$5.45
Consumer Nondurables Stocks	$5.29
Energy Stocks	$5.26
Multi-Industry Stocks	$5.20
Health Care Stocks	$5.17
Consumer Durables Stocks	$4.90
Retail Stocks	$4.77
Miscellaneous Stocks	$4.57
Raw Materials Stocks	$4.37
Capital Goods Stocks	$4.15
Consumer Services Stocks	$4.10
Cash and Cash Equivalents	$2.81

The Investments of International Value Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Australia - 2.10%
National Australia Bank Limited (A)	234,202	$5,562,871
Qantas Airways Limited (A)	857,600	2,539,975
Qantas Airways Limited (A)(B)	545,600	1,615,917
		9,718,763
Belgium - 1.23%
Agfa-Gevaert N.V. (A)	311,740	5,687,326

Bermuda - 1.96%
ACE Limited	83,770	4,476,669
XL Capital Ltd, Class A	68,390	4,608,118
		9,084,787
Canada - 1.88%
Barrick Gold Corporation (A)	206,300	5,751,803
Domtar Inc. (A)	510,680	2,947,794
		8,699,597
China - 0.97%
China Telecom Corporation Limited (A)	8,936,000	3,284,595
China Telecom Corporation Limited (A)(B)	3,240,000	1,190,923
		4,475,518
Denmark - 1.92%
Vestas Wind Systems A/S (A)*	540,431	8,875,686

Finland - 2.49%
Stora Enso Oyj, Class R (A)	374,700	5,074,843
Stora Enso Oyj, Class R (A)	71,073	961,715
UPM-Kymmene Corporation (A)	279,540	5,480,463
		11,517,021
France - 5.55%
AXA (A)	227,853	7,353,490
France Telecom (A)	140,179	3,483,440
SUEZ (A)	82,200	2,559,414
Sanofi-Aventis (A)	78,000	6,833,438
Total S.A. (A)	21,717	5,455,796
		25,685,578
Germany - 5.42%
Bayer Aktiengesellschaft (A)	69,430	2,895,828
Deutsche Post AG (A)	241,000	5,854,736
E.ON AG (A)	48,760	5,048,776
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	36,090	4,886,658
Siemens AG (A)	34,930	2,992,748
Volkswagen Aktiengesellschaft (A)	88,735	3,398,460
		25,077,206
Hong Kong - 2.22%
Cheung Kong (Holdings) Limited (A)	485,000	4,975,947
Hutchison Whampoa Limited, Ordinary Shares (A)	556,100	5,296,600
		10,272,547
Israel - 1.05%
Check Point Software Technologies Ltd.*	241,410	4,843,892

Italy - 1.45%
Eni S.p.A. (A)	241,500	6,698,882

Japan - 7.88%
Hitachi, Ltd. (A)	702,000	4,732,183
KDDI CORPORATION (A)	1,067	6,152,202
Konica Minolta Holdings, Inc. (A)	363,000	3,696,638
Nintendo Co., Ltd. (A)	35,400	4,277,356
Nippon Telegraph and Telephone Corporation (A)	1,179	5,358,409
Sony Corporation (A)	191,300	7,818,425
Takeda Chemical Industries, Ltd. (A)	82,200	4,446,822
		36,482,035
Mexico - 1.27%
Telefonos de Mexico, S.A. de C.V., ADR	238,840	5,894,571

Netherlands - 6.83%
Akzo Nobel N.V. (A)	183,880	8,522,739
ING Groep N.V., Certicaaten Van Aandelen (A)	251,394	8,720,381
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	231,990	7,209,606
Reed Elsevier NV (A)	513,440	7,172,733
		31,625,459
Norway - 2.88%
Norske Skogindustrier ASA (A)	305,971	4,862,046
Telenor ASA (A)	850,340	8,346,795
Telenor ASA (A)(B)	13,700	134,477
		13,343,318
Portugal - 1.17%
Portugal Telecom, SGPS, S.A., Ordinary Shares (A)	533,920	5,404,496

Singapore - 1.94%
DBS Group Holdings Ltd (A)	300,000	2,977,175
Venture Corporation Limited (A)	724,000	6,009,202
		8,986,377
South Africa - 0.83%
Sappi Limited (A)	334,530	3,833,547

South Korea - 7.18%
KT Corporation, ADR	329,160	7,093,398
Kookmin Bank, ADR	73,760	5,510,610
POSCO, ADR	62,140	3,076,551
SK Telecom Co., Ltd., ADR	184,530	3,744,114
Samsung Electronics Co., Ltd., GDR (B)	41,990	13,814,710
		33,239,383
Spain - 3.47%
Gamesa Corporacion Tecnologica, S.A. (A)	298,034	4,361,112
Iberdrola, S.A. (A)	84,078	2,298,366
Repsol YPF, S.A. (A)	202,000	5,899,748
Telefonica, S.A., ADR	77,855	3,505,032
		16,064,258
Sweden - 3.63%
ForeningsSparbanken AB	152,300	4,150,412
Nordea Bank AB, Finnish Depositary Receipts (A)	698,900	7,306,152
Securitas AB, Class B (A)	320,000	5,316,886
		16,773,450
Switzerland - 3.26%
Nestle S.A., Registered Shares (A)	21,620	6,466,010
Swiss Reinsurance Company, Registered Shares (A)	60,290	4,413,757
UBS AG (A)	44,400	4,226,962
		15,106,729
Taiwan - 4.65%
Chunghwa Telecom Co., Ltd., ADR	202,400	3,714,040
Compal Electronics Inc., GDR	439,398	1,980,059
Compal Electronics Inc., GDR (B)	507,540	2,287,128
Lite-On Technology Corporation, GDR	534,070	7,276,917
Mega Financial Holding Company (A)	9,636,000	6,267,150
		21,525,294
United Kingdom - 23.96%
AMVESCAP PLC (A)	340,700	2,590,875
BAE SYSTEMS plc (A)	1,338,200	8,789,255
BP p.l.c. (A)	591,000	6,294,049
Boots Group PLC (A)	415,800	4,328,046
British Sky Broadcasting Group plc (A)	788,560	6,736,060
Cadbury Schweppes plc (A)	349,060	3,300,044
Compass Group PLC (A)	3,513,190	13,327,915
GlaxoSmithKline plc (A)	273,900	6,922,545
Pearson plc (A)	425,050	5,027,646
Rentokil Initial plc (A)	2,082,700	5,858,635
Rolls-Royce Group plc, B shares (A)	23,218,344	40,746
Rolls-Royce plc (A)*	695,160	5,112,966
Royal Bank of Scotland Group plc (The) (A)	293,380	8,858,488
Royal Dutch Shell plc, Class B (A)	181,853	5,813,239
Shire plc (A)	446,700	5,717,957
Smiths Group plc (A)	275,300	4,954,386
Unilever PLC (A)	536,410	5,320,447
Vodafone Group Plc (A)	3,478,020	7,509,790
Wm MORRISON SUPERMARKETS PLC (A)	1,325,310	4,412,152
		110,915,241

TOTAL COMMON STOCKS - 97.19%		$449,830,961

(Cost: $354,542,323)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Banks - 0.65%
Rabobank USA Financial Corp. (Rabobank Nederland),
4.2%, 1-3-06	$3,000	2,999,300

Food and Related - 0.25%
COFCO Capital Corp. (Rabobank Nederland),
4.29%, 1-12-06	1,155	1,153,486

Health Care - Drugs - 1.14%
Alcon Capital Corporation (Nestle S.A.),
4.27%, 1-10-06	3,295	3,291,483
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.23%, 1-9-06	2,000	1,998,120
		5,289,603
Security and Commodity Brokers - 0.44%
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.2%, 1-3-06	1,846	1,845,569
UBS Finance Delaware LLC (UBS AG),
4.19%, 1-3-06	207	206,952
		2,052,521

TOTAL SHORT-TERM SECURITIES - 2.48%		$11,494,910

(Cost: $11,494,910)

TOTAL INVESTMENT SECURITIES - 99.67%		$461,325,871

(Cost: $366,037,233)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.33%		1,511,417

NET ASSETS - 100.00%		$462,837,288

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; GDR - Global Depositary Receipts
*No income dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $19,043,155 or 4.11% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL VALUE PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $336,037) (Notes 1 and 3)	$461,326
Cash denominated in foreign currencies (cost - $308)	311
Cash	1
Receivables:
Dividends and interest	1,785
Portfolio shares sold	185

Total assets	463,608

LIABILITIES
Payable for investment securities purchased	333
Payable to Portfolio shareholders	288
Accrued management fee (Note 2)	22
Accrued accounting services fee (Note 2)	11
Accrued service fee (Note 2)	6
Accrued shareholder servicing (Note 2)	4
Other	107

Total liabilities	771

Total net assets	$462,837

NET ASSETS
$0.001 par value capital stock:
Capital stock	$24
Additional paid-in capital	368,588
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(788)
Accumulated undistributed net realized loss on investment transactions	(247)
Net unrealized appreciation in value of investments	95,260

Net assets applicable to outstanding units of capital	$462,837

Net asset value, redemption and offering price per share	$19.1711

Capital shares outstanding	24,142
Capital shares authorized	60,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,275)	$11,479
Interest and amortization	535

Total income	12,014

Expenses (Note 2):
Investment management fee	3,621
Service fee	1,065
Accounting services fee	125
Custodian fees	122
Shareholder servicing	17
Audit fees	15
Legal fees	12
Other	95

Total expenses	5,072

Net investment income	6,942

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	36,458
Realized net loss on foreign currency transactions	(98)

Realized net gain on investments	36,360
Unrealized appreciation in value of investments during the period	2,749

Net gain on investments	39,109

Net increase in net assets resulting from operations	$46,051

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$6,942	$5,685
Realized net gain on investments	36,360	23,560
Unrealized appreciation	2,749	44,612

Net increase in net assets resulting from operations	46,051	73,857

Dividends to shareholders from (Note 1E):(1)
Net investment income	(9,183)	(3,800)
Realized gains on investment transactions	(37,229)	(3,000)

	(46,412)	(6,800)

Capital share transactions(2)	62,437	9,580

Total increase	62,076	76,637
NET ASSETS
Beginning of period	400,761	324,124

End of period	$462,837	$400,761

Undistributed net investment income (loss)	$(788)	$1,551

(1)See "Financial Highlights" on page 163

(2) Shares issued from sale of shares	2,944	2,549
Shares issued from reinvestment of dividend and/or capital gains distribution	2,421	355
Shares redeemed	(2,131)	(2,388)

Increase in outstanding capital shares	3,234	516

Value issued from sale of shares	$58,166	$43,700
Value issued from reinvestment of dividend and/or capital gains distribution	46,412	6,800
Value redeemed	(42,141)	(40,920)

Increase in outstanding capital	$62,437	$9,580

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$19.1681	$15.8947	$11.0000	$13.4000	$17.6000

Income (loss) from investment operations:
Net investment income	0.3199	0.2759	0.2558	0.2000	0.3000
Net realized and unrealized gain (loss) on investments	1.8192	3.3285	4.8829	(2.6000)	(2.3000)

Total from investment operations	2.1391	3.6044	5.1387	(2.4000)	(2.0000)

Less distributions from:
Net investment income	(0.4226)	(0.1850)	(0.2440)	(0.0000)	(0.6000)
Capital gains	(1.7135)	(0.1460)	(0.0000)	(0.0000)	(1.6000)

Total distributions	(2.1361)	(0.3310)	(0.2440)	(0.0000)	(2.2000)

Net asset value, end of period	$19.1711	$19.1681	$15.8947	$11.0000	$13.4000

Total return	11.16%	22.68%	46.85%	-17.82%	-11.21%
Net assets, end of period (in millions)	$463	$401	$324	$223	$279
Ratio of expenses to average net assets	1.19%	1.19%	1.07%	0.99%	0.97%
Ratio of net investment income to average net assets	1.63%	1.65%	2.03%	1.87%	1.60%
Portfolio turnover rate	23%	31%	35%	33%	39%

See Notes to Financial Statements.

Manager's Discussion of Limited-Term Bond Portfolio
      December 31, 2005

An interview with W. Patrick Sterner, CFA,
portfolio manager of W&R Target Funds, Inc. -
Limited-Term Bond Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

For the period, the Portfolio increased 1.68 percent, compared with the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market), which increased 1.46 percent. The Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives) increased 1.73 percent during the period.

What factors affected the Portfolio's performance during the fiscal year?

Several factors contributed positively to the Portfolio's performance over the fiscal year, including a substantial weighting in both U.S. Treasury notes and mortgage-backed securities, which were the best performing sectors of the fixed income market over the year. Also, a significant overweighting in the electric utility industry helped enhance overall return, with utilities outperforming the broad corporate index by 173 basis points.

Conversely, returns were negatively impacted by the short maturity of the Portfolio. Once more, the yield curve flattened considerably during the year as rates on short and intermediate maturities rose, while longer rates actually declined. This flattening allowed long maturity bonds to outperform shorter bonds on a total return basis. The Portfolio lacked significant exposure to securities with maturities longer than five years and, therefore, did not capture the additional return provided by them.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The Federal Reserve continued its measured pace of tightening by raising short-term rates to 4.25 percent by year-end. In a change from previous meetings, however, the committee removed language indicating that its policy was still accommodative. It would appear the Federal Reserve feels that a 4.25 percent rate is in neutral territory, neither stimulative nor restrictive to economic growth. Going forward, their actions should now be less transparent and more dependent on economic data and inflation levels.

The flat yield curve has raised fears of an inversion, where long rates are lower than short rates. While a yield curve inversion is not an infallible sign of a recession, it has forewarned these events often enough to arouse real concern. Although we are cautious, we believe conditions this time are different enough to cast doubt on a serious economic downturn developing. In the past, the yield curve inverted when monetary policy was very tight, illustrated by high real interest rates. Real rates are still quite low, so the economy is under much less pressure. The role of foreign buyers also has expanded dramatically in the last five years, as many of these purchases have been made for reasons unrelated to developments in the U.S. economy. All the same, they contribute to lower interest rates across all maturities.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our management style attempts to identify relative value opportunities between sectors of the market, which include U.S. Treasuries, agencies, corporates and mortgage-backed securities. We expected interest rates to increase gradually over the fiscal year, which would favor mortgage-backed securities with limited extension risk, and we also felt that corporate credit spreads were becoming too tight and did not offer good value. As a result, we emphasized mortgages and cut back on our corporate bond exposure.

What is your outlook for the next 12 months?

The U.S. economy grew at a 4.1 percent annual rate in the third quarter of 2005, and now has expanded by more than 3 percent for 10 straight quarters, the longest run since the 13 quarters that ended in March 1986. We also are seeing positive signs from the inflation data, with inflation expectations starting to come down after a sharp increase immediately following last year's Gulf Coast hurricanes. We anticipate a modest slowdown in growth over the next quarter as housing-related activity likely shows signs of weakness and the consumer retrenches somewhat. We believe that the underlying fundamentals remain strong, however, and we look for growth to continue near trend in 2006.

We feel that the Federal Reserve likely will raise short rates once or twice more before pausing to assess economic conditions. As such, we see some slight upward pressure on interest rates over the near term as the Federal Reserve tightens, though we believe that rates may remain contained in a tight range around current levels if inflation remains subdued. We continue to feel corporate credit spreads are so tight that there is little upside potential in owning corporate bonds, excepting selected names. With this backdrop, we intend to continue to emphasize U.S. Treasury securities and mortgage-backed securities with limited extension risk.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed income securities are subject to interest rate risk, and, as such, the net asset value of the Portfolio may fall as interest rates rise.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States government.

Comparison of Change in Value of $10,000 Investment

W&R Target Limited-Term Bond Portfolio(1)	$16,055
Citigroup 1 - 5 Years Treasury/Government Sponsored/Credit Index	$16,963
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	$15,697

		W&R TARGET LIMITED-TERM BOND PORTFOLIO	CITIGROUP 1-5 YEARS TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER VARIABLE ANNUITY SHORT-INTMDT INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	10,376	10,468	10,409
DEC	1997	11,086	11,216	11,111
DEC	1998	11,825	12,074	11,825
DEC	1999	12,031	12,333	12,078
DEC	2000	13,081	13,440	12,996
DEC	2001	14,287	14,668	13,955
DEC	2002	15,063	15,853	14,719
DEC	2003	15,538	16,404	15,166
DEC	2004	15,789	16,719	15,430
DEC	2005	16,055	16,963	15,697

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	1.68%
5-year period ended 12-31-05	4.18%
10-year period ended 12-31-05	4.85%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Limited-Term Bond Portfolio had net assets totaling $75,053,001 invested in a diversified portfolio of:

50.48%	U.S. Government and Government Agency Obligations
45.78%	Corporate Debt Securities
3.74%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

U.S. Government and Government Agency Obligations	$50.48
Utilities Bonds	$9.28
Energy Bonds	$5.86
Miscellaneous Bonds	$5.52
Business Equipment and Services Bonds	$5.41
Transportation Bonds	$5.29
Cash and Cash Equivalents	$3.74
Multi-Industry Bonds	$3.35
Consumer Services Bonds	$3.28
Technology Bonds	$2.77
Financial Services Bonds	$2.66
Capital Goods Bonds	$2.36

On December 31, 2005, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	50.48%
A	20.01%
BBB	23.11%
BB	2.66%
Cash and Cash Equivalents	3.74%

The Investments of Limited-Term Bond Portfolio
December 31, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 2.77%
Raytheon Company,
6.75%, 8-15-07	$2,030	$2,079,674

Broadcasting - 1.94%
Cox Communications, Inc.,
4.625%, 1-15-10	1,500	1,452,080

Business Equipment and Services - 2.75%
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,066,870

Capital Equipment - 2.36%
John Deere Capital Corporation,
5.125%, 10-19-06	1,766	1,770,141

Chemicals - Petroleum and Inorganic - 1.96%
Monsanto Company,
4.0%, 5-15-08	1,500	1,467,802

Finance Companies - 2.66%
Ford Motor Credit Company,
6.875%, 2-1-06	2,000	1,995,700

Forest and Paper Products - 1.94%
International Paper Company,
4.25%, 1-15-09	1,500	1,455,789

Household - General Products - 1.62%
CPC International Inc.,
6.15%, 1-15-06	1,218	1,218,378

Leisure Time Industry - 1.34%
Brunswick Corporation,
6.75%, 12-15-06	1,000	1,008,745

Multiple Industry - 3.35%
National Rural Utilities Cooperative Finance Corporation,
6.0%, 5-15-06	2,000	2,009,242
SBC Communications Inc.,
4.52%, 11-14-08	500	500,716
		2,509,958
Petroleum - International - 3.18%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	2,385	2,389,703

Petroleum - Services - 2.68%
Conoco Funding Company,
5.45%, 10-15-06	2,000	2,007,830

Railroad - 5.29%
CSX Corporation,
6.25%, 10-15-08	1,000	1,031,498
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	1,909,111
Union Pacific Corporation,
6.625%, 2-1-08	1,000	1,032,791
		3,973,400
Timesharing and Software - 2.66%
Equifax Inc.,
4.95%, 11-1-07	2,000	1,998,746

Utilities - Electric - 6.60%
FPL Group Capital Inc,
7.625%, 9-15-06	2,000	2,036,412
Virginia Electric and Power Company,
5.375%, 2-1-07	2,000	2,007,446
Wisconsin Energy Corporation,
5.875%, 4-1-06	910	912,021
		4,955,879
Utilities - Telephone - 2.68%
GTE Corporation,
6.36%, 4-15-06	2,000	2,007,846

TOTAL CORPORATE DEBT SECURITIES - 45.78%		$34,358,541

(Cost: $34,664,612)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 8.55%
Federal Home Loan Mortgage Corporation:
3.625%, 9-15-08	2,000	1,944,622
5.0%, 10-18-10	2,500	2,483,630
Federal National Mortgage Association,
4.25%, 7-15-07	2,000	1,985,102
		6,413,354
Mortgage-Backed Obligations - 22.61%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 5-15-16	1,770	1,723,097
3.5%, 12-15-16	1,004	960,841
5.5%, 7-15-17 (Interest Only)	1,250	64,563
5.5%, 10-15-23 (Interest Only)	4,979	378,579
5.0%, 6-15-24 (Interest Only)	2,000	250,724
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
7.0%, 8-1-07	2	1,851
4.5%, 5-1-10	1,029	1,010,991
4.0%, 6-1-14	1,586	1,533,150
5.5%, 1-1-17	120	121,300
5.5%, 5-1-17	126	126,621
4.5%, 1-1-18	1,288	1,255,876
4.5%, 4-1-18	1,291	1,259,081
4.5%, 3-1-19	1,616	1,575,131
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 11-1-13	15	15,048
7.0%, 10-1-14	16	17,040
6.0%, 3-1-16	53	54,196
6.0%, 3-1-16	49	49,819
5.5%, 2-1-17	460	463,010
5.5%, 1-1-18	790	795,061
5.0%, 3-1-18	1,251	1,239,462
5.0%, 6-1-20	1,365	1,350,128
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.5%, 1-15-14	22	23,210
7.5%, 3-15-15	22	22,711
6.0%, 8-15-16	72	73,987
6.0%, 12-15-16	144	147,682
5.5%, 1-15-17	202	204,745
6.0%, 1-15-17	140	143,301
5.5%, 7-15-17	323	328,083
5.5%, 10-15-17	157	159,142
5.0%, 12-15-17	825	823,764
7.0%, 6-15-28	23	24,648
7.0%, 7-15-29	30	31,646
3.75%, 1-20-34	752	744,700
		16,973,188
Treasury Inflation Protected Obligation - 0.78%
United States Treasury Note,
3.0%, 7-15-12 (A)	500	585,716

Treasury Obligations - 18.54%
United States Treasury Notes:
7.0%, 7-15-06	1,500	1,519,863
4.75%, 11-15-08	2,000	2,019,218
3.125%, 4-15-09	2,000	1,924,062
4.0%, 6-15-09	2,000	1,975,704
4.0%, 3-15-10	2,500	2,464,160
5.0%, 8-15-11	1,000	1,032,148
4.375%, 8-15-12	1,000	999,883
4.25%, 8-15-14	2,000	1,978,124
		13,913,162

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 50.48%		$37,885,420

(Cost: $38,441,229)

SHORT-TERM SECURITIES

Finance Companies - 1.06%
Preferred Receivables Funding Corp.,
4.35%, 1-12-06	800	798,937

Forest and Paper Products - 1.52%
Sonoco Products Co.,
4.27%, 1-3-06	1,141	1,140,729

TOTAL SHORT-TERM SECURITIES - 2.58%		$1,939,666

(Cost: $1,939,666)

TOTAL INVESTMENT SECURITIES - 98.84%		$74,183,627

(Cost: $75,045,507)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.16%		869,374

NET ASSETS - 100.00%		$75,053,001

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.

(A)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      LIMITED-TERM BOND PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $75,046) (Notes 1 and 3)	$74,184
Cash	- *
Receivables:
Interest	931
Portfolio shares sold	3

Total assets	75,118

LIABILITIES
Payable to Portfolio shareholders	52
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	1
Other	5

Total liabilities	65

Total net assets	$75,053

NET ASSETS
$0.001 par value capital stock:
Capital stock	$14
Additional paid-in capital	76,349
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(2)
Accumulated undistributed net realized loss on investment transactions	(446)
Net unrealized depreciation in value of investments	(862)

Net assets applicable to outstanding units of capital	$75,053

Net asset value, redemption and offering price per share	$5.4710

Capital shares outstanding	13,718
Capital shares authorized	30,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      LIMITED-TERM BOND PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,087

Expenses (Note 2):
Investment management fee	384
Service fee	192
Accounting services fee	43
Custodian fees	8
Audit fees	8
Shareholder servicing	3
Legal fees	2
Other	25

Total expenses	665

Net investment income	2,422

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(113)
Unrealized depreciation in value of investments during the period	(1,025)

Net loss on investments	(1,138)

Net increase in net assets resulting from operations	$1,284

See Notes to Financial Statements.

Statement of Changes in Net Assets
      LIMITED-TERM BOND PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,422		$2,158
Realized net loss on investments	(113)		(83)
Unrealized depreciation	(1,025)		(828)

Net increase in net assets resulting from operations	1,284		1,247

Dividends to shareholders from (Note 1E):(1)
Net investment income	(2,424)		(2,159)
Realized gains on investment transactions	(-)		(-)

	(2,424)		(2,159)

Capital share transactions(2)	(2,967)		6,479

Total increase (decrease)	(4,107)		5,567
NET ASSETS
Beginning of period	79,160		73,593

End of period	$75,053		$79,160

Undistributed net investment loss	$(2)	$	(- )*

(1)See "Financial Highlights" on page 176

(2)Shares issued from sale of shares	1,504		3,238
Shares issued from reinvestment of dividend and/or capital gains distribution	443		388
Shares redeemed	(2,468)		(2,471)

Increase (decrease) in outstanding capital shares	(521)		1,155

Value issued from sale of shares	$8,414		$18,327
Value issued from reinvestment of dividend and/or capital gains distribution	2,424		2,159
Value redeemed	(13,805)	(14,007)

Increase (decrease) in outstanding capital	$(2,967)		$6,479

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$5.5593	$5.6245	$5.6068	$5.4437	$5.1666

Income (loss) from investment operations:
Net investment income	0.1823	0.1559	0.1594	0.1327	0.1971
Net realized and unrealized gain (loss) on investments	(0.0881)	(0.0651)	0.0176	0.1631	0.2771

Total from investment operations	0.0942	0.0908	0.1770	0.2958	0.4742

Less distributions from:
Net investment income	(0.1825)	(0.1560)	(0.1593)	(0.1327)	(0.1971)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1825)	(0.1560)	(0.1593)	(0.1327)	(0.1971)

Net asset value, end of period	$5.4710	$5.5593	$5.6245	$5.6068	$5.4437

Total return	1.68%	1.61%	3.16%	5.43%	9.21%
Net assets, end of period (in millions)	$75	$79	$74	$47	$16
Ratio of expenses to average net assets including voluntary expense waiver	0.87%	0.87%	0.84%	0.69%	0.38%
Ratio of net investment income to average net assets including voluntary expense waiver	3.16%	2.85%	2.91%	3.97%	5.52%
Ratio of expenses to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	0.87%	0.88%
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (1)	- (1)	- (1)	3.79%	5.02%
Portfolio turnover rate	39%	39%	41%	27%	22%

(1)Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Managers' Discussion of Micro Cap Growth Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - Micro Cap Growth Portfolio is subadvised by Wall Street Associates. The following is an interview with portfolio managers William Jeffery III, Kenneth F. McCain, Paul Ariano, CFA, Paul LeCoq and Carl Weise, CFA.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio did quite well, increasing 20.87 percent for the fiscal year, outperforming its benchmark index and peer group. In comparison, the Portfolio's benchmark, the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), increased 4.12 percent during the period, while the Portfolio's peer group, the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 7.54 percent during the period.

What helped the Portfolio outperform its benchmark over the fiscal year?

We attribute much of the performance to strong stock selection in several different sectors, including consumer discretionary, technology and health care, which together composed approximately 75 percent of the Portfolio at fiscal year-end. Our investments in these sectors brought strong returns over the period. The energy sector also produced strong gains for the Portfolio. On the other hand, we feel that some of our investments in the autos and transportation and financial services sectors slightly detracted from performance. These sectors comprised a very small percentage of Portfolio assets.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The markets generally declined in the first four months of 2005. Despite impressive earnings and continued economic growth, the increased price of oil, steady interest rate hikes and comments by the Federal Reserve apparently helped keep a lid on stock prices. Investors seemed to be anticipating higher inflation and/or slower economic growth - both of which are negative influences on the stock market. As April came to a close, however, the broad market gained a bit of momentum and smaller capitalization stocks in particular performed quite well for the remainder of the year. Small-cap earnings remained strong through the rest of the fiscal year and investors were rewarded for owning companies with rapidly growing earnings. This compares more favorably to 2004, when slower growth companies experienced the larger gains and value stocks were in favor.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As 2005 began, we had positioned the Portfolio for continued economic recovery and invested in what we saw as major growth segments of the market. We emphasized those sectors that we believed would benefit most from a growing economy, specifically technology, health care and consumer discretionary. We kept a watchful eye on the consumer, who began to face fairly strong headwinds in the form of rising interest rates and continued high energy prices. As a result, we trimmed some of our consumer positions and focused our investments on specialty retailers, restaurants and temporary staffing companies. We believe that our specific stock selection in this sector produced the greatest contribution to portfolio return over the fiscal year.

The Portfolio was overweighted in the technology sector, as we believed capital spending would increase in response to profit expansion and under-investment in recent years. After a lackluster start in the first few months of the year, technology stocks generally produced solid gains for the year. We invested in the energy sector in an attempt to benefit from the supply/demand imbalance for natural-gas-related products. These investments produced strong returns on an absolute basis.

Finally, we also increased our allocation to the health care sector during the period, which we believe helped increase overall returns.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

As indicated, we maintained substantial weightings in the technology, consumer discretionary and health care sectors during the fiscal year. In addition, we had a market exposure, and at times an overweighted exposure, to the energy sector.

At year-end, portfolio structure reflected an emphasis on a few long-term themes that we believe may benefit from the unfolding market environment. We believe that the energy sector, with particular emphasis on oil and gas drilling, service, exploration, production and associated technologies, continues to hold strong potential. We also feel that these positions likely will continue to be important contributors to performance.

We see a mixed picture for the consumer discretionary group and maintain an underweight position versus the benchmark in this sector. Currently, the U.S. consumer is healthy and consumer spending appears to be supportive of the economy. While a collapse is far from imminent, we believe that consumer spending may have peaked in this cycle and longer-term issues could negatively affect consumer spending. High debt levels, low savings rates, the cooling housing market and the prospect for higher interest rates are some negative factors that we feel may impact consumers. Still, consumer confidence remains high, job creation and labor compensation is strong and household net worth is at record highs.

Regarding the health care sector, we believe holdings in this area likely will become important contributors to performance in the quarters ahead, and we may continue to gradually establish an overweight position. We see a fundamental, positive case for health care-related companies - many are experiencing high relative profitability, attractive valuations, and improving profit margins after a decade of decline.

Within the technology sector, semiconductors continue to be the top overweight group, and we have added software- and hardware-related positions that we feel may benefit from outsourcing, security and digitization trends. Globalization impacts these industries today more than at any other time, providing broader growth potential, and we believe that cyclical upturns abroad may positively impact demand for semiconductor products. Call centers, software programming and even financial services are being sent overseas as companies attempt to capture lower costs. Internet-based versions of traditional industries, such as digital media and online retail, also allow businesses to enhance productivity and lower costs. We also think that technology-related stocks could see fundamental improvement as capital spending increases. While valuation measures for these technology groups are close to long-term averages - way below bubble levels but not necessarily cheap - we believe expectations for some groups are too low, and therefore have selected companies that we feel are likely to exceed analysts' forecasts. We intend to monitor these and other issues as we seek out opportunities in the new fiscal year.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Micro Cap Growth Portfolio(1)	$19,848
Russell 2000 Growth Index(2)	$11,558
Lipper Variable Annuity Small-Cap Growth Funds Universe Average(2)	$15,482

		W&R TARGET MICRO CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

Inception 10/1/97		10,000	10,000	10,000
DEC	1997	8,680	9,178	9,469
DEC	1998	9,846	9,291	10,031
DEC	1999	24,494	13,294	15,947
DEC	2000	19,338	10,321	14,592
DEC	2001	17,147	9,369	12,755
DEC	2002	9,664	6,538	9,062
DEC	2003	14,922	9,713	12,842
DEC	2004	16,421	11,101	14,397
DEC	2005	19,848	11,558	15,482

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-05	20.87%
5-year period ended 12-31-05	0.52%
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	8.66%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)10-1-97 (the date on which shares were first acquired by Shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Micro-Cap Growth Portfolio was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the W&R Target Micro Cap Growth Portfolio would differ.

SHAREHOLDER SUMMARY OF MICRO CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2005, the W&R Target Micro Cap Growth Portfolio had net assets totaling $52,545,601 invested in a diversified portfolio of:

96.73%	Common Stocks
3.27%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Technology Stocks	$24.44
Multi-Industry Stocks	$19.91
Health Care Stocks	$18.78
Business Equipment and Services Stocks	$13.06
Retail Stocks	$7.47
Capital Goods Stocks	$6.59
Miscellaneous Stocks	$6.48
Cash and Cash Equivalents	$3.27

The Investments of Micro Cap Growth Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 0.35%
Pinnacle Airlines Corp.*	28,000	$186,480

Apparel - 0.59%
Ashworth, Inc.*	37,000	310,060

Business Equipment and Services - 2.69%
Encore Capital Group, Inc.*	30,700	531,263
Marlin Business Services, Inc.*	37,100	883,351
		1,414,614
Capital Equipment - 4.13%
NATCO Group Inc.*	32,500	664,950
Somanetics Corporation*	28,500	909,720
Warnaco Group, Inc. (The)*	22,200	593,073
		2,167,743
Communications Equipment - 6.72%
Blue Coat Systems, Inc.*	11,000	501,875
Fiberstars, Inc.*	50,100	431,111
Intervoice, Inc.*	45,800	365,026
NICE Systems Ltd., ADR*	14,000	673,330
Redback Networks, Inc.*	111,000	1,557,885
		3,529,227
Computers - Main and Mini - 0.69%
RadiSys Corporation*	20,900	362,301

Computers - Peripherals - 8.30%
Applix, Inc.*	32,700	238,873
Entrust, Inc.*	155,700	752,809
Lawson Software, Inc.*	68,700	504,601
Phase Forward Incorporated*	51,300	495,302
Sigma Designs, Inc.*	56,100	860,855
Stratasys, Inc.*	15,500	387,190
WebSideStory, Inc.*	30,200	546,771
Xyratex Ltd*	32,700	576,992
		4,363,393
Electrical Equipment - 1.53%
Power-One, Inc.*	46,200	278,817
Ultralife Batteries, Inc.*	43,600	523,854
		802,671
Electronic Components - 4.16%
GSI Group Inc.*	29,800	324,671
Integrated Silicon Solution, Inc.*	63,800	410,553
PLX Technology, Inc.*	37,100	318,132
Silicon Storage Technology, Inc.*	81,700	412,994
Trident Microsystems, Inc.*	40,000	718,200
		2,184,550
Electronic Instruments - 4.57%
Artesyn Technologies, Inc.*	65,400	670,677
Asyst Technologies, Inc.*	48,100	276,094
Energy Conversion Devices, Inc.*	21,700	885,143
Intevac, Inc.*	12,900	169,957
Mattson Technology, Inc.*	27,000	271,350
Xenogen Corporation*	37,800	125,874
		2,399,095
Health Care - Drugs - 10.47%
Adeza Biomedical Corporation*	28,100	592,910
Bioenvision, Inc.*	55,100	358,976
BioMarin Pharmaceutical Inc.*	67,700	728,452
Corautus Genetics Inc.*	101,100	434,225
Cubist Pharmaceuticals Inc.*	30,100	638,572
Dyax Corp.*	70,800	371,346
First Horizon Pharmaceutical Corporation*	22,200	383,061
InterMune, Inc.*	29,000	486,475
POZEN Inc.*	59,700	570,434
Serologicals Corporation*	27,600	545,652
SuperGen, Inc.*	78,100	394,015
		5,504,118
Health Care - General - 8.31%
Bruker BioSciences Corporation*	52,400	252,830
Candela Corporation*	63,500	916,305
Greatbatch, Inc.*	10,800	280,908
IRIS International, Inc.*	35,500	777,095
Omnicell, Inc.*	18,300	218,318
PolyMedica Corporation	22,300	745,377
SeraCare Life Sciences, Inc.*	37,500	338,625
Spectranetics Corporation (The)*	74,500	837,753
		4,367,211
Multiple Industry - 19.91%
Blackbaud, Inc.	31,000	528,550
Cutera, Inc.*	26,600	700,910
DSW Inc., Class A*	10,800	283,176
Educate, Inc.*	32,100	378,619
Eschelon Telecom, Inc.*	9,500	133,190
Golf Galaxy, Inc.*	3,400	65,127
HouseValues, Inc.*	47,500	619,400
Kenexa Corporation*	26,900	565,707
Linktone Ltd., ADR*	42,800	444,264
McCormick & Schmick's Seafood Restaurants, Inc.*	44,000	991,760
Monolithic Power Systems, Inc.*	37,100	553,903
NetLogic Microsystems, Inc.*	51,900	1,416,351
NuVasive, Inc.*	23,900	432,710
Pixelplus Co., Ltd., ADR*	28,300	227,108
Rackable Systems, Inc.*	25,200	717,066
RightNow Technologies, Inc.*	22,300	411,212
SiRF Technology Holdings, Inc.*	17,600	524,304
Unica Corporation*	22,200	267,066
Vitran Corporation Inc., Class A*	20,800	409,968
Volcom, Inc.*	15,700	533,172
Website Pros, Inc.*	30,000	259,650
		10,463,213
Non-Residential Construction - 0.93%
Perini Corporation*	20,300	490,245

Petroleum - Services - 1.89%
Brigham Exploration Company*	84,100	995,323

Restaurants - 2.00%
BUCA, Inc.*	34,600	189,781
Red Robin Gourmet Burgers, Inc.*	16,900	863,337
		1,053,118
Retail - Specialty Stores - 5.47%
Children's Place Retail Stores, Inc. (The)*	24,400	1,204,750
Jos. A. Bank Clothiers, Inc.*	18,787	814,980
Provide Commerce, Inc.*	20,700	684,549
Tweeter Home Entertainment Group, Inc.*	29,300	168,622
		2,872,901
Security and Commodity Brokers - 0.99%
Harris & Harris Group, Inc.*	37,400	519,112

Steel - 1.93%
NS Group, Inc.*	24,300	1,015,983

Timesharing and Software - 10.37%
Bottomline Technologies (de), Inc.*	39,500	434,697
Concur Technologies, Inc.*	50,800	652,272
Covansys Corporation*	50,100	682,362
CyberSource Corporation*	25,500	167,917
Jupitermedia Corporation*	24,300	359,762
NutriSystem, Inc.*	45,400	1,633,719
Online Resources Corporation*	38,200	421,537
Stellent, Inc.*	24,300	241,056
Ultimate Software Group, Inc. (The)*	44,800	853,216
		5,446,538
Trucking and Shipping - 0.73%
U.S. Xpress Enterprises, Inc., Class A*	22,000	381,480

TOTAL COMMON STOCKS - 96.73%		$50,829,376

(Cost: $38,874,167)

SHORT-TERM SECURITY - 3.30%	Principal Amount in Thousands

Aluminum
Alcoa Incorporated,
4.18%, 1-3-06	$1,735	$1,734,597
(Cost $1,734,597)

TOTAL INVESTMENT SECURITIES - 100.03%		$52,563,973

(Cost: $40,608,764)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.03%)		(18,372)

NET ASSETS - 100.00%		$52,545,601

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MICRO CAP GROWTH PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $40,609) (Notes 1 and 3)	$52,564
Cash	1
Receivable for Portfolio shares sold	50

Total assets	52,615

LIABILITIES
Payable for investment securities purchased	50
Payable to Portfolio shareholders	8
Accrued accounting services fee (Note 2)	3
Accrued management fee (Note 2)	3
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	-	*
Other	4

Total liabilities	69

Total net assets	$52,546

NET ASSETS
$0.001 par value capital stock:
Capital stock	$3
Additional paid-in capital	53,097
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1)
Accumulated undistributed net realized loss on investment transactions	(12,508)
Net unrealized appreciation in value of investments	11,955

Net assets applicable to outstanding units of capital	$52,546

Net asset value, redemption and offering price per share	$17.8866

Capital shares outstanding	2,938
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MICRO CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$68
Dividends	18

Total income	86

Expenses (Note 2):
Investment management fee	421
Service fee	111
Accounting services fee	30
Custodian fees	8
Audit fees	7
Shareholder servicing	2
Legal fees	1
Other	17

Total expenses	597

Net investment loss	(511)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	5,678
Unrealized appreciation in value of investments during the period	3,668

Net gain on investments	9,346

Net increase in net assets resulting from operations	$8,835

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MICRO CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(511)		$(501)
Realized net gain (loss) on investments	5,678		(23)
Unrealized appreciation	3,668		3,929

Net increase in net assets resulting from operations	8,835		3,405

Dividends to shareholders from (Note 1E):(1)
Net investment income	(-)		(-)
Realized gains on investment transactions	(-)		(-)

	(-)		(-)

Capital share transactions(2)	2,366		(3,079)

Total increase	11,201		326
NET ASSETS
Beginning of period	41,345		41,019

End of period	$52,546		$41,345

Undistributed net investment loss	$(1)	$	(- )*

(1)See "Financial Highlights" on page 189

(2) Shares issued from sale of shares	668		797
Shares issued from reinvestment of dividend and/or capital gains distribution	-		-
Shares redeemed	(524)		(1,053)

Increase (decrease) in outstanding capital shares	144		(256)

Value issued from sale of shares	$10,478		$10,454
Value issued from reinvestment of dividend and/or capital gains distribution	-		-
Value redeemed	(8,112)	(13,533)

Increase (decrease) in outstanding capital	$2,366		$(3,079)

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      MICRO CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$14.7992	$13.4476	$8.7000	$15.5000	$17.5000

Income (loss) from investment operations:
Net investment loss	(0.1737)	(0.1794)	(0.1178)	(0.1000)	(0.1000)
Net realized and unrealized gain (loss) on investments	3.2611	1.5310	4.8654	(6.7000)	(1.9000)

Total from investment operations	3.0874	1.3516	4.7476	(6.8000)	(2.0000)

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$17.8866	$14.7992	$13.4476	$8.7000	$15.5000

Total return	20.87%	10.05%	54.41%	-43.64%	-11.33%
Net assets, end of period (in millions)	$53	$41	$41	$25	$45
Ratio of expenses to average net assets including voluntary expense waiver	1.35%	1.35%	1.37%	1.34%	1.35%
Ratio of net investment loss to average net assets including voluntary expense waiver	-1.15%	-1.26%	-1.17%	-1.10%	-1.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	1.51%	1.45%	1.40%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	NA	NA	-1.31%	-1.21%	-1.05%
Portfolio turnover rate	54%	65%	74%	68%	71%

See Notes to Financial Statements.

Manager's Discussion of Mid Cap Growth Portfolio
      December 31, 2005

An interview with Kimberly A. Scott, CFA,
portfolio manager of W&R Target Funds, Inc. -
Mid Cap Growth Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance since its inception on April 28, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform since its inception?

The Portfolio has performed well since its inception, returning 21.31 percent and outperforming its benchmark index over the period. In comparison, the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market) increased 19.48 percent over the same period, and the Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 19.45 percent since April 30, 2005, the nearest comparison date available.

What factors affected the Portfolio's performance since its inception?

The Portfolio outperformed its benchmark primarily because of good stock selection across a number of sectors, in our opinion. This included holdings in technology, health care and selected financial services companies. Also, several sectors in which we were overweight the benchmark, namely the energy and financial services sectors, were an especially strong contributor to performance. One area that detracted from performance was consumer staples, where weakness in several holdings contributed to the sector's underperformance.

What other market conditions or events influenced the Portfolio's performance since its inception?

Mid-cap growth stocks languished early in 2005, as investors worried about interest rates and energy prices. However, stock performance improved greatly as we entered May, as strong earnings performance across mid-size companies outpaced energy price and interest rate worries. The Portfolio's performance benefited from its initial investment at a time when stock gains generally were reigniting. In addition, we continued to take advantage of weak days in the market to invest fund flows, which, on top of strong stock selection, likely enhanced relative performance. Mid-cap stocks experienced a lull in the late summer and early fall following two Gulf Coast hurricanes and the immediate negative impact on energy prices and the economy. However, a retreat in the price of oil and natural gas and a more constructive interest rate and inflation outlook sent mid-cap stocks to a strong finish late in the year. Most sectors of the benchmark posted gains for the year, with the energy, utilities, and health care sectors delivering the strongest returns. Financial services, materials and processing, and consumer staples stocks also were strong, while the technology, consumer discretionary and producer durables sectors lagged across the year.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Stock selection clearly was instrumental to the Portfolio's strong performance. In addition, we were well represented in the energy sector through much of the year, taking advantage of its exceptional strength and reducing our position in the early fall prior to a downtrend in the names.

What industries or sectors did you emphasize, and what is your outlook for the next 12 months?

Since its inception, areas of emphasis relative to the benchmark included health care, consumer staples and financial services. We continue to be overweight the health care and financial services sectors, two areas of the market that we feel offer many exciting growth opportunities. We anticipate increasing our exposure to the energy and capital goods sectors, while reducing our cash position. We intend to look for interesting growth opportunities in the consumer discretionary sector, but likely will remain underweight to neutral weight for the near term.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Mid Cap Growth Portfolio(1)	$12,131
Russell Mid-Cap Growth Index(2)	$11,948
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average(2)	$11,945

		W&R TARGET MID CAP GROWTH PORTFOLIO	RUSSELL MID CAP GROWTH INDEX	LIPPER VARIABLE ANNUITY MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
JUN	2005	10,827	10,839	10,825
SEP	2005	11,566	11,549	11,550
DEC	2005	12,131	11,948	11,945

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Cumulative Total Return(3)

1-year period ended 12-31-05	-
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	21.31%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by Shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MID CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Mid Cap Growth Portfolio had net assets totaling $13,132,793 invested in a diversified portfolio of:

92.04%	Common Stocks
7.96%	Cash and Cash Equivalents and Options

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Health Care Stocks	$22.76
Technology Stocks	$15.39
Business Equipment and Services Stocks	$13.76
Financial Services Stocks	$12.33
Cash and Cash Equivalents and Options	$7.96
Consumer Services Stocks	$5.87
Capital Goods Stocks	$5.55
Consumer Nondurables Stocks	$5.21
Energy Stocks	$4.93
Transportation Stocks	$3.11
Retail Stocks	$1.82
Multi-Industry Stocks	$1.31

The Investments of Mid Cap Growth Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 1.21%
Southwest Airlines Co.	9,700	$159,371

Aircraft - 1.59%
L-3 Communications Holdings, Inc.	2,800	208,180

Banks - 4.92%
Northern Trust Corporation	5,450	282,228
Synovus Financial Corp.	11,700	316,017
Zions Bancorporation	626	47,304
		645,549
Beverages - 2.36%
Brown-Forman Corporation, Class B	3,400	235,688
Coca-Cola Enterprises Inc.	3,900	74,763
		310,451
Broadcasting - 0.79%
XM Satellite Radio Holdings Inc., Class A*	3,800	103,645

Business Equipment and Services - 5.65%
Cintas Corporation	4,900	201,488
Lamar Advertising Company, Class A*	5,800	267,438
Stericycle, Inc.*	4,650	273,164
		742,090
Capital Equipment - 2.04%
IDEX Corporation	6,500	267,215

Communications Equipment - 1.45%
Juniper Networks, Inc.*	8,525	189,809

Computers - Micro - 3.45%
Apple Computer, Inc.*	5,450	390,928
Sun Microsystems, Inc.*	14,950	62,117
		453,045
Electrical Equipment - 1.24%
Molex Incorporated, Class A	6,650	163,091

Electronic Components - 7.30%
Broadcom Corporation, Class A*	5,500	258,940
Maxim Integrated Products, Inc.	4,375	158,463
Microchip Technology Incorporated	7,650	246,177
Network Appliance, Inc.*	10,900	294,355
		957,935
Electronic Instruments - 1.60%
Lam Research Corporation*	5,900	210,542

Food and Related - 2.85%
Campbell Soup Company	6,825	203,180
Hershey Foods Corporation	3,100	171,275
		374,455
Health Care - Drugs - 8.05%
Allergan, Inc.	4,200	453,432
Gilead Sciences, Inc.*	5,900	310,133
ICOS Corporation*	4,950	136,843
Neurocrine Biosciences, Inc.*	2,500	156,788
		1,057,196
Health Care - General - 8.64%
Biomet, Inc. (A)	7,350	268,569
DENTSPLY International Inc.	3,475	186,347
Gen-Probe Incorporated*	3,100	151,032
Kyphon Inc.*	4,350	177,567
Schein (Henry), Inc.*	8,050	351,020
		1,134,535
Hospital Supply and Management - 6.07%
Bard (C. R.), Inc.	4,925	324,656
Health Management Associates, Inc., Class A	8,050	176,778
Laboratory Corporation of America Holdings*	5,500	296,175
		797,609
Hotels and Gaming - 1.26%
Starwood Hotels & Resorts Worldwide, Inc.	2,600	166,036

Metal Fabrication - 2.27%
Fastenal Company	7,600	297,540

Multiple Industry - 1.31%
AXIS Capital Holdings Limited	5,500	172,040

Petroleum - Domestic - 1.20%
XTO Energy Inc.	3,600	158,184

Petroleum - International - 3.16%
Burlington Resources Inc.	3,300	284,460
Noble Energy, Inc.	3,250	130,975
		415,435
Petroleum - Services - 0.57%
Smith International, Inc.	2,000	74,220

Publishing - 3.82%
Getty Images, Inc.*	2,900	258,883
Meredith Corporation	4,650	243,381
		502,264
Retail - Food Stores - 0.67%
Longs Drug Stores Corporation	2,400	87,336

Retail - General Merchandise - 0.63%
Nordstrom, Inc.	2,200	82,280

Retail - Specialty Stores - 0.52%
Chico's FAS, Inc.*	1,550	68,091

Security and Commodity Brokers - 7.41%
Ameritrade Holding Corporation*	9,350	224,353
Chicago Mercantile Exchange Holdings Inc.	1,190	437,313
Legg Mason, Inc.	1,200	143,628
Prudential Financial, Inc.	2,300	168,337
		973,631
Timesharing and Software - 8.11%
Alliance Data Systems Corporation*	3,550	126,380
eBay Inc.*	7,800	337,155
Global Payments Inc.	5,800	270,338
Paychex, Inc.	8,700	331,688
		1,065,561
Trucking and Shipping - 1.90%
C.H. Robinson Worldwide, Inc.	6,750	249,919

TOTAL COMMON STOCKS - 92.04%		$12,087,255

(Cost: $11,170,104)

PUT OPTIONS - 0.02%	Number of Contracts

Burlington Resources Inc., January 65, Expires 1-23-06	20	100
Noble Energy, Inc., February 37.5, Expires 2-21-06	15	1,575
Smith International, Inc., January 30, Expires 1-23-06	3	8
XTO Energy Inc., January 40, Expires 1-23-06	15	715
(Cost: $9,665)		$2,398

SHORT-TERM SECURITIES	Principal Amount in Thousands

Repurchase Agreement - 7.26%
J.P. Morgan Securities Inc., 2.5% Repurchase Agreement dated 12-30-05 to be repurchased at $954,265 on 1-3-06 (B)	$954	954,000

United States Government Agency Obligation - 3.81%
Federal Home Loan Bank,
3.3%, 1-3-06	500	499,908

TOTAL SHORT-TERM SECURITIES - 11.07%		$1,453,908

(Cost: $1,453,908)

TOTAL INVESTMENT SECURITIES - 103.13%		$13,543,561

(Cost: $12,633,677)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (3.13%)		(410,768)

NET ASSETS - 100.00%		$13,132,793

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Security serves as cover for the following written call option outstanding at December 31, 2005. (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Biomet, Inc.	40	January/40	$2,360	$443

(B)Collateralized by $949,965 United States Treasury Bond, 7.875% due 2-15-21; market value and accrued interest aggregate $971,586.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MID CAP GROWTH PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3)
Securities (cost - $11,680)	$12,590
Repurchase agreement (cost - $954)	954

	13,544
Cash	1
Receivables:
Portfolio shares sold	33
Dividends and interest	11
Prepaid and other assets	3

Total assets	13,592

LIABILITIES
Payable for investment securities purchased	454
Accrued accounting services fee (Note 2)	1
Accrued service fee (Note 2)	-	*
Accrued shareholder servicing (Note 2)	-	*
Payable to Portfolio shareholders	-	*
Outstanding options at value (premium received - $2) (Note 5)	-	*
Other	4

Total liabilities	459

Total net assets	$13,133

NET ASSETS
$0.001 par value capital stock:
Capital stock	$2
Additional paid-in capital	12,210
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	14
Accumulated undistributed net realized loss on investment transactions	(5)
Net unrealized appreciation in value of securities	910
Net unrealized depreciation in value of written options	2

Net assets applicable to outstanding units of capital	$13,133

Net asset value, redemption and offering price per share	$6.0653

Capital shares outstanding	2,165
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MID CAP GROWTH PORTFOLIO
      For the Period from April 28, 2005 (1) through December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$29
Interest and amortization	14

Total income	43

Expenses (Note 2):
Investment management fee	35
Custodian fees	12
Service fee	11
Accounting services fee	1
Legal fees	- *
Shareholder servicing	- *
Other	5

Total	64
Less voluntary waiver of investment management fee (Note 2)	(35)

Total expenses	29

Net investment income	14

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(4)
Realized net gain on written options	3
Realized net loss on purchased options	(4)
Realized net loss on investments	(5)
Unrealized appreciation in value of securities	910
Unrealized appreciation in value of written options	2
Unrealized appreciation in value of investments	912

Net gain on investments	907

Net increase in net assets resulting from operations	$921

*Not shown due to rounding.
(1)Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MID CAP GROWTH PORTFOLIO
      For the Period from April 28, 2005(1) through December 31, 2005
      (In Thousands)

INCREASE IN NET ASSETS
Operations:
Net investment income	$14
Realized net loss on investments	(5)
Unrealized appreciation	912

Net increase in net assets resulting from operations	921

Distributions to shareholders from (Note 1E):(2)
Net investment income	(-)
Realized gains on investment transactions	(-)

(-)

Capital share transactions(3)	12,212

Total increase	13,133
NET ASSETS
Beginning of period	-

End of period	$13,133

Undistributed net investment income	$14

(1)Commencement of operations.
(2)See "Financial Highlights" on page 201

(3)Shares issued from sale of shares	2,194
Shares issued from reinvestment of dividend and/or capital gains distribution	-
Shares redeemed	(29)

Increase in outstanding capital shares	2,165

Value issued from sale of shares	$12,381
Value issued from reinvestment of dividend and/or capital gains distribution	-
Value redeemed	(169)

Increase in outstanding capital	$12,212

See Notes to Financial Statements.

Financial Highlights
      MID CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 4-28-05(1) through
	12-31-05

Net asset value, beginning of period	$5.0000

Income from investment operations:
Net investment income	0.0064
Net realized and unrealized gain on investments	1.0589

Total from investment operations	1.0653

Less distributions from:
Net investment income	(0.0000)
Capital gains	(0.0000)

Total distributions	(0.0000)

Net asset value, end of period	$6.0653

Total return	21.31%
Net assets, end of period (in millions)	$13
Ratio of expenses to average net assets including voluntary expense waiver	0.69	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	0.33	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.54	%(2)
Ratio of net investment loss to average net assets excluding voluntary expense waiver	-0.51	%(2)
Portfolio turnover rate	11%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Money Market Portfolio
      December 31, 2005

An interview with Mira Stevovich, CFA,
portfolio manager of W&R Target Funds, Inc. -
Money Market Portfolio

The following discussion and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005.

How did the Portfolio perform during the last fiscal year?

The Portfolio remained competitive with average money market funds during the fiscal year. The overall yield increased gradually over the year, due primarily to increases in market rates of interest, as the Federal Reserve increased the Federal Fund's Rate. The fiscal year began with the Federal Funds rate at 2.25 percent. Throughout the year, the Federal Reserve has removed excess liquidity from the financial system by increasing short-term interest rates in a steady and measured way. At fiscal year-end the Federal Funds rate was 4.25 percent, up 2 percentage points from the previous year.

What factors affected the Portfolio's performance during the fiscal year?

Certainly the increase in short-term interest rates was a major factor in the overall performance of the Portfolio. The steady march of rate increases kept us reinvesting at higher rates of interest, thereby increasing the yield on the Portfolio.

Credit quality also continued to play a role in the management and performance of the Portfolio. We remain vigilant in our review of companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

What other market conditions or events influenced the Portfolio's return during the fiscal year?

Investors in the short-term market have kept their investments relatively short in anticipation of future rate increases. As a result, yields on securities with very short maturities became depressed. Also, the uncertainty over the ultimate timing and magnitude of interest rate increases influenced longer-dated securities, limiting the typical upward reaction to increases in short term rates. This also kept investors at the shorter end of the short-term market, somewhat suppressing yields.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects the Portfolio's yield, because high quality securities are issued at premium rates of interest (lower-yielding securities). In an effort to compensate for this, we have tried to purchase longer-dated (higher-yielding), high quality securities. We also have looked to certain sectors, such as taxable municipal securities, which have been offered at attractive rates of interest. We feel that floating-rate taxable municipal and corporate securities have been an excellent investment vehicle during this incrementally increasing interest rate environment. The more frequently the rate change of the floating-rate security, the more quickly interest rate increases are captured in the Portfolio.

What industries did you emphasize over the year, and what is our outlook for the next 12 months?

Our first emphasis is credit quality. Beyond that, we have maintained a substantial portion of the Portfolio in the floating rate security sector, attempting to take advantage of increasing rates of interest. We intend to continue to hold securities of this type going forward; however, due to the uncertainty of future interest rate increases, we may look to add longer-dated securities, thereby locking-in higher rates of interest.

Recently, we also have invested in asset-backed commercial paper programs, as they generally provide higher yields, while also providing high credit quality. We intend to look to increase our exposure to this sector when the opportunity presents itself.

Going forward, we likely will choose securities from all sectors, including U.S. Treasury and government agency securities, when we feel they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SHAREHOLDER SUMMARY OF MONEY MARKET PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Money Market Portfolio had net assets totaling $52,041,211.

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Corporate Obligations - Notes	$45.10
Municipal Obligations - Taxable	$21.05
Corporate Obligations - Commercial Paper	$18.20
United States Government Agency Obligations	$9.50
Corporate Obligations - Certificate of Deposit	$5.52
Cash and Other Assets, Net of Liabilities	$0.63

The Investments of Money Market Portfolio
December 31, 2005
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 5.52%
Banks
Citibank, N.A.,
4.31%, 2-22-06	$1,475	$1,475,000
Royal Bank of Scotland plc (The):
4.34%, 10-3-06	600	600,000
4.725%, 11-27-06	800	799,592
		2,874,592
Commercial Paper
Beverages - 0.96%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-19-06	500	498,930

Finance Companies - 8.15%
Ciesco, LLC,
4.3%, 1-4-06	500	499,821
PACCAR Financial Corp.,
3.49%, 1-19-06	740	738,709
Preferred Receivables Funding Corp.:
4.35%, 1-12-06	410	409,455
4.31%, 1-18-06	500	498,982
River Fuel Company #3, Inc. (Bank of New York (The)),
4.17%, 1-17-06	2,100	2,096,108
		4,243,075
Food and Related - 4.80%
COFCO Capital Corp. (Rabobank Nederland),
4.32%, 1-11-06	1,010	1,008,788
Golden Peanut Company LLC (Archer Daniels Midland Company),
3.9%, 2-22-06	600	596,620
Wm. Wrigley Jr. Company,
3.95%, 3-20-06	900	892,297
		2,497,705
Mining - 2.11%
BHP Billiton France (USA) Limited (BHP Billiton Limited),
4.3%, 1-20-06	1,100	1,097,504

Security and Commodity Brokers - 2.18%
UBS Finance Delaware LLC (UBS AG),
4.21%, 1-18-06	800	798,410
Greenwich Capital Holdings Inc. (Royal Bank of Scotland PLC (The)),
4.2%, 1-3-06	334	333,922
		1,132,332

Total Commercial Paper - 18.20%		9,469,546

Notes
Apparel - 1.16%
NIKE, Inc.,
5.5%, 8-15-06	600	603,014

Banks - 5.28%
Bank of New York Company Inc. (The),
2.2%, 5-12-06	750	745,898
Wells Fargo & Company:
4.34375%, 1-3-06	1,500	1,500,000
4.11%, 1-15-06	500	500,000
		2,745,898
Business Equipment and Services - 2.42%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, N.A.),
4.5%, 1-4-06	1,260	1,260,000

Computers - Main and Mini - 2.40%
International Business Machines Corporation,
4.32938%, 1-9-06	1,250	1,250,000

Finance Companies - 3.96%
Caterpillar Financial Services Corp.:
2.65%, 1-30-06	1,005	1,004,192
2.35%, 9-15-06	917	905,262
Lowell Family, LLC, Variable Rate Taxable Demand Bonds (LaSalle Bank National Association),
4.43%, 1-5-06	150	150,000
		2,059,454
Furniture and Furnishings - 0.66%
Capo & Sons Corporation, Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
4.5%, 1-5-06	345	345,000

Health Care - Drugs - 2.11%
Lilly (Eli) and Company,
4.26063%, 1-3-06	600	600,000
Pfizer Investment Capital p.l.c. (Pfizer Inc.), Extendible Liquidity Securities,
4.32938%, 1-17-06	500	500,000
		1,100,000
Hospital Supply and Management - 3.80%
Autumn House at Powder Mill, Inc., Taxable Variable Rate Demand Bonds, Series of 2003 (Suntrust Bank),
4.49%, 1-5-06	500	500,000
Meriter Management Services, Inc., Taxable Variable Rate Demand Notes, Series 1996 (U.S. Bank Milwaukee, N.A.),
4.35%, 1-4-06	1,475	1,475,000
		1,975,000
Household - General Products - 4.49%
Procter & Gamble Company (The),
4.45%, 3-9-06	1,250	1,250,000
Watts Brothers Frozen Foods, L.L.C., Variable Rate Demand Taxable Revenue Bonds, 1997 (U.S. Bank of Washington, National Association),
4.43%, 1-5-06	1,089	1,089,000
		2,339,000
Leisure Time Industry - 2.56%
Ansley Golf Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
4.5%, 1-5-06	1,330	1,330,000

Multiple Industry - 8.10%
3M Company,
5.6736%, 12-12-06 (A)	1,000	1,007,976
Heller Financial, Inc.,
6.375%, 3-15-06	1,000	1,006,038
The Salvation Army, Taxable Multi-Modal Revenue Bonds, Series 2005A (The Bank of New York),
4.37%, 1-5-06	2,200	2,200,000
		4,214,014
Restaurants - 1.44%
McDonald's Corporation,
4.488%, 3-7-06 (A)	750	751,117

Retail - General Merchandise - 4.05%
Service Oil, Inc., Taxable Variable Rate Demand Bonds (Service Oil, Inc.), Series 2002 (U.S. Bank, National Association),
4.35%, 1-3-06	395	395,000
Wal-Mart Stores, Inc.,
5.586%, 6-1-06	1,700	1,712,240
		2,107,240
Trucking and Shipping - 2.67%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, N.A.),
4.45%, 1-5-06	1,390	1,390,000

Total Notes - 45.10%		23,469,737

TOTAL CORPORATE OBLIGATIONS - 68.82%		$35,813,875

(Cost: $35,813,875)

MUNICIPAL OBLIGATIONS - TAXABLE

California - 6.97%
California Pollution Control Financing Authority, Environmental Revenue Bonds (Air Products and Chemicals, Inc./Wilmington Facility) Taxable Series 1997A,
4.15%, 1-4-06	2,500	2,500,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
4.45%, 1-4-06	1,125	1,125,000
		3,625,000
Florida - 2.88%
University of South Florida Research Foundation, Incorporated, Variable Rate Demand Revenue Bonds (Interdisciplinary Research Building Project), Taxable Series 2004B (Bank of America, N.A.),
4.35%, 1-4-06	1,500	1,500,000

Georgia - 1.92%
Municipal Electric Authority of Georgia, General Resolution Projects Bond Anticipation Notes, Series B (Taxable), (Bayerische Landesbank, New York Branch),
4.29%, 1-5-06	1,000	1,000,000

Maryland - 3.74%
Mayor and City Council of Baltimore (City of Baltimore, Maryland), General Obligation Bonds:
Consolidated Public Improvement Bonds, Series 2003D (Variable Rate Demand/Taxable), (Financial Security Assurance Inc.),
4.44%, 1-5-06	1,000	1,000,000
Consolidated Public Improvement Refunding Bonds, Series 2003C (Variable Rate Demand/Taxable), (Financial Security Assurance Inc.),
4.44%, 1-5-06	945	945,000
		1,945,000
New York - 2.49%
City of New York (The), General Obligation Bonds, Fiscal 1995 Series B, Taxable Adjustable Rate Bonds (Bayerische Landesbank Girozentrale),
4.2%, 1-4-06	865	865,000
Nassau County Industrial Development Agency, Taxable Variable Rate Demand Revenue Bonds (57 Seaview Realty Associates, LLC 2004 Project), (Wachovia Bank, N.A.),
4.4%, 1-5-06	430	430,000
		1,295,000
Texas - 1.92%
Gulf Coast Waste Disposal Authority, Pollution Control Revenue Bonds (Amoco Oil Company Project), Taxable Series 1995,
4.33%, 1-12-06	1,000	1,000,000

Washington - 1.13%
Washington State Housing Finance Commission, Taxable Variable Rate Demand Multifamily Revenue Bonds (Mill Pointe Apartments Project), Series 1999B (U. S. Bank, National Assocation),
4.35%, 1-3-06	590	590,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 21.05%		$10,955,000

(Cost: $10,955,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Bank:
3.7%, 1-13-06	1,500	1,500,000
3.75%, 1-16-07	750	742,239
Federal National Mortgage Association,
4.05%, 8-14-06	1,030	1,030,000
Overseas Private Investment Corporation:
4.35%, 1-4-06	500	500,000
4.35%, 1-4-06	429	429,000
4.37%, 1-4-06	744	744,186

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 9.50%		$4,945,425

(Cost: $4,945,425)

TOTAL INVESTMENT SECURITIES - 99.37%		$51,714,300

(Cost: $51,714,300)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.63%		326,911

NET ASSETS - 100.00%		$52,041,211

Notes to Schedule of Investments
(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $1,759,093 or 3.38% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      MONEY MARKET PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $51,714) (Note 1)	$51,714
Cash	16
Receivables:
Interest	313
Portfolio shares sold	39
Prepaid and other assets	1

Total assets	52,083

LIABILITIES
Payable to Portfolio shareholders	26
Dividends payable	5
Accrued accounting services fee (Note 2)	3
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	-	*
Other	6

Total liabilities	42

Total net assets	$52,041

NET ASSETS
$0.001 par value capital stock:
Capital stock	$52
Additional paid-in capital	51,989

Net assets applicable to outstanding units of capital	$52,041

Net asset value, redemption and offering price per share	$1.0000

Capital shares outstanding	52,041
Capital shares authorized	100,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MONEY MARKET PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,656

Expenses (Note 2):
Investment management fee	204
Service fee	128
Accounting services fee	36
Audit fees	6
Custodian fees	6
Shareholder servicing	2
Legal fees	1
Other	19

Total expenses	402

Net investment income	1,254

Net increase in net assets resulting from operations	$1,254

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MONEY MARKET PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$1,254	$388

Net increase in net assets resulting from operations	1,254	388

Dividends to shareholders from net investment income (Note 1E)(1)	(1,254)	(388)

Capital share transactions(2)	(2,776)	(9,513)

Total decrease	(2,776)	(9,513)
NET ASSETS
Beginning of period	54,817	64,330

End of period	$52,041	$54,817

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on page 215

(2) Shares issued from sale of shares	32,364	41,821
Shares issued from reinvestment of dividends	1,254	388
Shares redeemed	(36,394)	(51,722)

Decrease in outstanding capital shares	(2,776)	(9,513)

Value issued from sale of shares	$32,364	$41,821
Value issued from reinvestment of dividends	1,254	388
Value redeemed	(36,394)	(51,722)

Decrease in outstanding capital	$(2,776)	$(9,513)

See Notes to Financial Statements.

Financial Highlights
      MONEY MARKET PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Net investment income	0.0247	0.0070	0.0051	0.0113	0.0356
Less dividends declared	(0.0247)	(0.0070)	(0.0051)	(0.0113)	(0.0356)

Net asset value, end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total return	2.50%	0.70%	0.52%	1.12%	3.62%
Net assets, end of period (in millions)	$52	$55	$64	$103	$99
Ratio of expenses to average net assets	0.79%	0.76%	0.75%	0.75%	0.73%
Ratio of net investment income to average net assets	2.46%	0.69%	0.53%	1.13%	3.31%

See Notes to Financial Statements.

Managers' Discussion of Mortgage Securities Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - Mortgage Securities Portfolio is subadvised by Advantus Capital Management, Inc. The following is an interview with portfolio managers Christopher R. Sebald, CFA, and David Land, CFA.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 2.00 percent, slightly underperforming its benchmark index and peer group. In comparison, the Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of securities that generally represent the mortgage-backed securities market) increased 2.61 percent, while the Lipper Variable Annuity U.S. Mortgage Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives) increased 2.04 percent.

What factors affected the Portfolio's performance during the fiscal year?

Interest rates moved mainly in line with consensus throughout the fiscal year, and fixed income sectors did not provide returns much over the benchmark. As a result, there was little money to be made in portfolios that focused primarily on macro-economic factors. We do believe that our strategy of focusing on what we felt were mispriced securities in order to attempt to benefit performance, as opposed to attempting to predict broad sector moves in both the economy and fixed income markets, was beneficial to the Portfolio. Our investments in asset-backed securities and commercial mortgage-backed securities also benefited the Portfolio overall.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

From an economic perspective, 2005 was surprisingly like 2004: The Federal Reserve raised short-term interest rates, growth in the gross domestic product was widely projected to be more than 3.5 percent over the year, long-term interest rates barely wavered, core inflation remained well in control and foreign investors continued to consume a large share of the U.S. bond market. The familiar environment generated very little instability, and the realized yield volatility on long-term bonds was at its lowest level since 1998.

While the housing market continued to set new records, higher short-term rates were the main driver of performance in the structured finance market. The higher rates erased the attractive bump that mortgage-backed securities and other high-quality structured finance securities provided. The investment grade sectors of the Lehman Brothers Aggregate Bond Index that generated positive returns included asset-backed securities, agencies and commercial mortgage-backed securities.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

It is our strategy to attempt to diversify the Portfolio by using and asset-backed securities. We believe this strategy, over time, has the potential to help enhance performance and lead to lower volatility.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We found a fair amount of value in commercial mortgage-backed securities during the fiscal year, particularly those that originated in previous years and that we feel carry potentially less risk and greater protection for buyers than would be available in similarly rated securities today. Credit agencies upgraded a number of those securities, to the Portfolio's benefit.

We believe that the Federal Reserve is likely to complete its program of interest rate hikes in the first half of 2006. With the yield curve between the two- and ten-year U.S. Treasuries flat and potentially inverting in the coming months, we feel short-term securities are likely to remain attractive. Even though the Federal Reserve's rate cycle is possibly coming to an end, we don't foresee much risk of a recession in 2006. We also don't believe a flat curve foretells a sharp slowdown; rather, we perceive global fund flows as having a greater impact on the shape of our yield curve. In our opinion, there is a good chance of the curve remaining flat or inverted for a substantial portion of 2006.

Consequently, in 2006 we anticipate being biased toward shorter durations, as the market appears to have priced in more of an economic slowdown than we thought was likely. As always, our interest rate positions are not likely to be the main driver of our performance. Although it is impossible to know when the impact of foreign fund flows will lessen, we expect it to bring about dramatically steeper yields when this occurs.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment

W&R Target Mortgage Securities Portfolio(1)	$10,707
Lehman Brothers Mortgage-Backed Securities Index(2)	$10,756
Lipper Variable Annuity U.S. Mortgage Funds Universe Average(2)	$10,626

		W&R TARGET MORTGAGE SECURITIES PORTFOLIO	LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX	LIPPER VARIABLE ANNUITY U.S. MORTGAGE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
JUN	2004	10,100	10,088	10,068
SEP	2004	10,400	10,351	10,311
DEC	2004	10,497	10,482	10,414
DEC	2005	10,707	10,756	10,626

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)

1-year period ended 12-31-05	2.00%
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	4.37%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MORTGAGE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Mortgage Securities Portfolio had net assets totaling $28,091,431 invested in a diversified portfolio of:

57.82%	United States Government Agency Obligations
39.40%	Corporate Bonds
2.78%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

United States Government Agency Obligations	$57.82
Corporate Bonds - Finance Companies	$39.40
Cash and Cash Equivalents	$2.78

On December 31, 2005, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	75.82%
AA	11.18%
A	3.76%
BBB	3.49%
BB	2.97%
Cash and Cash Equivalents	2.78%

The Investments of Mortgage Securities Portfolio
December 31, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies
ABFS Mortgage Loan Trust 2001-2,
6.99%, 12-25-31	$371	$374,619
ABFS Mortgage Loan Trust 2002- 4,
7.423%, 12-15-33	170	171,291
Banc of America Alternative Loan Trust 2004-11,
6.0%, 12-25-34	397	396,540
Banc of America Alternative Loan Trust 2005-6,
6.0%, 7-25-35	412	410,518
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-2,
6.2%, 7-11- 43 (A)	140	144,223
Banc of America Funding 2004-2 Trust,
6.5%, 7-20-32	146	148,165
Banc of America Funding Corporation,
5.00945%, 9-20-34	116	114,346
Banc of America Mortgage 2005-J Trust,
5.11109%, 11-25-35	342	339,753
Banc of America Mortgage Trust 2004-3,
4.875%, 4-25-19	92	87,798
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (A)	250	259,824
Bank of America Mortgage Securities, Inc.,
5.75%, 8-25-34	132	130,797
C-Bass Mortgage Loan Asset-Backed Certificates, Series 2005-CB3,
5.109%, 12-25-34	200	192,098
CHL Mortgage Pass-Through Trust 2003-28,
4.15%, 8-25-33	150	140,137
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35	210	203,790
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	260	250,846
Chase Funding Trust, Series 1999-1,
7.235%, 6-25-27	250	249,437
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	351	343,930
Citigroup Mortgage Loan Trust Inc., Mortgage Pass- Through Certificates, Series 2004-2,
6.5%, 8-25-33 (A)	95	95,276
CountryPlace Manufactured Housing Contract Trust 2005-1:
4.42%, 12-15-35 (A)	320	314,333
4.8%, 12-15-35 (A)	145	141,127
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	72	72,715
FFCA Secured Lending Corporation,
6.73%, 10-18-25 (A)	287	289,164
FIRSTPLUS Home Loan Owner Trust 1998-5,
7.42%, 12-10-24	54	54,060
First Franklin Mortgage Loan Trust 2004-FFB,
5.7245%, 6-25-24	250	250,250
GMAC Commercial Mortgage Securities, Inc. Series 2002-C2 Trust,
6.756%, 10-15-38 (A)	250	268,692
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC,
5.25%, 4-25-32	97	92,108
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC,
5.25%, 11-25-32 (A)	188	182,656
Green Tree Financial Corporation:
7.65%, 4-15-19	225	233,052
7.95%, 8-15-25	150	156,376
Hilton Hotel Pool Trust:
4.81125%, 10-3-15 (A)	100	100,537
7.653%, 10-3-15 (A)	220	231,800
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	200	197,744
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
6.2207%, 10-12-37 (A)	200	207,204
J.P. Morgan Mortgage Trust 2005-S2,
5.66512%, 9-25-35	199	194,932
LB-UBS Commercial Mortgage Trust 2005-C7,
5.197%, 11-15-30	350	351,144
Lehman ABS Manufactured Housing Contract Trust 2001-B:
3.01%, 3-15-10	166	153,003
5.873%, 5-15-22	136	137,129
Lehman XS Trust, Series 2005-8,
5.69%, 12-25-35	315	315,800
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	81	79,890
MMCA Automobile Trust 2002-1,
5.37%, 1-15-10	162	161,451
Mid-State Capital Corporation 2004-1 Trust,
6.005%, 8-15-37	97	99,621
Money Store Trust 1998-B (The),
4.51938%, 8-15-29	190	189,899
NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2:
5.0%, 8-20-30 (A)	100	93,951
7.105%, 8-20-30 (A)	100	107,208
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series1998-D6,
6.0%, 3-15-30 (A)	250	257,517
Oakwood Mortgage Investors, Inc.,
6.6%, 5-15-21	25	24,827
Origen Manufactured Housing Contract Trust: 2004-A:
5.7%, 1-15-35	100	99,866
5.91%, 1-15-35	200	199,848
2004-B,
4.75%, 8-15-21	100	96,830
2005-A,
4.97%, 10-15-21	105	103,639
2005-B,
5.605%, 5-15-22	35	35,186
RALI Series 2003-QS10 Trust,
5.5%, 5-25-33	230	226,130
RALI Series 2003-QS11 Trust,
5.75%, 6-25-33	218	214,205
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35	225	218,575
RFMSI Series 2004-S5 Trust,
4.5%, 5-25-19	92	87,819
Structured Asset Securities Corporation:
5.63%, 5-25-34	100	99,129
6.0%, 6-25-34	250	249,808
Wachovia Bank Commercial Mortgage Trust (The):
4.942%, 11-15-34 (A)	105	98,837
4.942%, 11-15-34 (A)	50	47,835
Wells Fargo Mortgage Backed Securities 2003-K Trust (The),
4.52042%, 11-25-33	140	137,075
Wells Fargo Mortgage Backed Securities 2004-1 Trust (The),
5.5%, 2-25-34	146	141,994

TOTAL CORPORATE DEBT SECURITIES - 39.40%		$11,068,354

(Cost: $11,231,489)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.0%, 4-1-17	263	268,988
5.0%, 5-1-18	378	374,451
5.5%, 6-1-19	257	258,143
5.5%, 5-1-20	271	272,493
6.0%, 10-1-33	711	718,332
5.5%, 1-1-35	750	742,969
5.5%, 2-1-35	234	231,902
5.0%, 12-1-35	500	484,062
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 1-1-17	487	490,620
5.5%, 3-1-18	234	235,753
5.0%, 10-1-18	221	218,473
5.5%, 9-1-19	142	143,381
7.0%, 11-1-32	269	282,656
6.0%, 6-1-33	444	448,435
6.0%, 12-1-33	344	347,913
5.5%, 1-1-34	196	194,757
5.5%, 1-1-34	194	192,502
6.0%, 1-1-34	40	40,363
5.0%, 2-1-34	390	378,813
6.0%, 4-1-34	251	252,890
6.5%, 4-1-34	457	468,655
5.5%, 7-1-34	397	394,673
5.5%, 9-1-34	133	131,723
6.5%, 9-1-34	140	143,454
5.5%, 10-1-34	1,343	1,331,010
5.5%, 10-1-34	341	338,016
5.5%, 11-1-34	339	336,068
6.0%, 11-1-34	147	148,682
6.5%, 11-1-34	328	336,873
6.5%, 11-1-34	215	220,973
6.0%, 12-1-34	620	625,714
5.5%, 2-1-35	694	688,901
4.795%, 3-1-35	259	254,723
6.5%, 3-1-35	184	188,653
6.0%, 4-1-35	244	245,976
5.0%, 5-1-35	99	96,115
5.176%, 6-1-35	499	497,537
5.5%, 7-1-35	248	245,359
4.5%, 9-1-35	297	280,142
4.5%, 10-1-35	248	233,680
5.5%, 10-1-35	654	649,461
5.5%, 10-1-35	199	197,387
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
0.97748%, 6-17-45	1,573	92,974
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.25%, 7-15-24	136	142,106
5.5%, 12-15-34	473	476,635
5.5%, 1-1-35	400	402,375
Government National Mortgage Association Non-Agency REMIC/CMO,
5.008%, 12-16-25	500	496,691

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 57.82%		$16,242,452

(Cost: $16,396,282)

SHORT-TERM SECURITIES

Aluminum - 3.56%
Alcoa Incorporated,
4.18%, 1-3-06	1,000	999,768

Forest and Paper Products - 4.72%
Sonoco Products Co.,
4.12%, 1-3-06	1,327	1,326,696

TOTAL SHORT-TERM SECURITIES - 8.28%		$2,326,464

(Cost: $2,326,464)

TOTAL INVESTMENT SECURITIES - 105.50%		$29,637,270

(Cost: $29,954,235)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.50%)		(1,545,839)

NET ASSETS - 100.00%		$28,091,431

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the total value of these securities amounted to $2,840,184 or 10.11% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MORTGAGE SECURITIES PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $29,954) (Notes 1 and 3)	$29,637
Cash	-	*
Receivables:
Investment securities sold	811
Interest	124
Portfolio shares sold	-	*

Total assets	30,572

LIABILITIES
Payable for investment securities purchased	2,468
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	1
Payable to Portfolio shareholders	1
Accrued service fee (Note 2)	-	*
Accrued shareholder servicing (Note 2)	-	*
Other	9

Total liabilities	2,481

Total net assets	$28,091

NET ASSETS
$0.001 par value capital stock:
Capital stock	$6
Additional paid-in capital	28,568
Accumulated undistributed loss:
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized loss on investment transactions	(166)
Net unrealized depreciation in value of investments	(317)

Net assets applicable to outstanding units of capital	$28,091

Net asset value, redemption and offering price per share	$4.9801

Capital shares outstanding	5,641
Capital shares authorized	60,000
*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MORTGAGE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,348

Expenses (Note 2):
Investment management fee	129
Service fee	65
Accounting services fee	22
Custodian fees	18
Audit fees	13
Legal fees	1
Shareholder servicing	1
Other	9

Total expenses	258

Net investment income	1,090

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(191)
Realized net gain on futures	25

Realized net loss on investments	(166)

Unrealized depreciation in value of investments	(422)

Net loss on investments	(588)

Net increase in net assets resulting from operations	$502

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MORTGAGE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,	For the period from May 27, 2004(1) through December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,090	$401
Realized net gain (loss) on investments	(166)	272
Unrealized appreciation (depreciation)	(422)	105

Net increase in net assets resulting from operations	502	778

Distributions to shareholders from (Note 1E):(2)
Net investment income	(1,090)	(401)
Realized gains on investment transactions	(-)	(272)

	(1,090)	(673)

Capital share transactions(3)	7,779	20,795

Total increase	7,191	20,900
NET ASSETS
Beginning of period	20,900	-

End of period	$28,091	$20,900

Undistributed net investment income (loss)	$ (- )*	$- *

(1)Commencement of operations.
(2)See "Financial Highlights" on page 229

(3)Shares issued from sale of shares	2,155	4,019
Shares issued from reinvestment of dividend and/or capital gains distribution	219	132
Shares redeemed	(848)	(36)

Increase in outstanding capital shares	1,526	4,115

Value issued from sale of shares	$11,056	$20,309
Value issued from reinvestment of dividend and/or capital gains distribution	1,090	673
Value redeemed	(4,367)	(187)

Increase in outstanding capital	$7,779	$20,795

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      MORTGAGE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 5-27-04(1) through
	12-31-05	12-31-04

Net asset value, beginning of period	$5.0791	$5.0000

Income (loss) from investment operations:
Net investment income	0.2010	0.1009
Net realized and unrealized gain (loss) on investments	(0.0990)	0.1476

Total from investment operations	0.1020	0.2485

Less distributions from:
Net investment income	(0.2010)	(0.1009)
Capital gains	(0.0000)	(0.0685)

Total distributions	(0.2010)	(0.1694)

Net asset value, end of period	$4.9801	$5.0791

Total return	2.00%	4.97%
Net assets, end of period (in millions)	$28	$21
Ratio of expenses to average net assets ncluding voluntary expense waiver	1.00%	0.71	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	4.21%	4.02	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	-	0.97	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	-	3.76	%(2)
Portfolio turnover rate	202%	184%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Real Estate Securities Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - Real Estate Securities Portfolio is subadvised by Advantus Capital Management, Inc. The following is an interview with portfolio manager Joseph R. Betlej, CFA.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 10.83 percent during the fiscal year, although it underperformed both its benchmark index and peer group. In comparison, the Dow Jones Wilshire Real Estate Securities Index (reflecting the performance of securities that generally represent the real estate securities market) increased 13.83 percent, and the Lipper Variable Annuity Real Estate Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives) increased 12.90 percent.

What factors impacted Portfolio performance during the fiscal year?

Real estate stocks have outperformed the broader equity markets over the last five years, and the Portfolio was positioned more defensively in 2005, with the expectation that real estate stocks might retreat some from their stellar performance. As the Federal Reserve continued to raise short-term rates, in an effort to help slow down the economy, we feared that real estate fundamentals might not achieve consensus growth expectations. As the year progressed, consumer spending remained strong and business spending accelerated in 2005, supporting strength in occupancy and rental-rate growth for real estate properties. As a result, high-growth real estate stocks trading at a premium to their underlying value performed well. The Portfolio's more defensive position in this environment contributed to our underperformance.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Wide swings in performance occurred as real estate stocks in the benchmark were down in the first quarter of 2005, only to experience a healthy upswing at the beginning of August. Interim volatility affected stocks as the market attempted to reconcile new valuation levels, while interest rate movements also added to real estate stock volatility. Doubts about aluations arose when the gap between the dividend yield of real estate investment trust (REIT) stocks and the 10-year U.S. Treasury bond yield narrowed to almost zero.

Investors eventually gained confidence in real estate stocks as earnings began to reflect rebounding underlying fundamentals. Additionally, real estate valuations continued to achieve unprecedented levels as money from investors increasing their allocation to this asset class went into both the public and private real estate markets.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Because the Portfolio was positioned defensively, it was not in sync with the rapidly rebounding real estate fundamentals. Following the continued strength of consumer spending, we continued our exposure to homebuilder stocks early in the year, before shifting away when mortgage interest rates climbed. When economic strength shifted to business spending, we increased the Portfolio's weight in hotel companies as higher occupancies and room rates from increased business travel improved hotel operating margins. At the start of the year, we were underweighted in apartment and office companies. When interest rates increased, we raised the weight of the apartment sector as home buying became incrementally more expensive and new construction showed signs of declining. Office companies continued to be deemphasized because the expected rebound in cash flow for these companies did not take place in 2005.

Exposure remained high in rapidly growing markets such as Southern California, Washington D.C., New York City and Florida. These markets enhanced earnings growth for many companies, in light of restrictions on new development of real estate that allowed owners to raise rents in the face of increased demand.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

The property overweighting and underweighting outlined above were based upon a more cautious view of the economy. Should the economy continue to show solid strength, such fundamentals likely will become paramount to our view of real estate stocks in 2006. So far, it appears job growth continues to foster rising demand for real estate. Meanwhile, though inflation remains relatively modest in the broader economy, it has been fairly high for construction materials, labor and land. As such, we believe that higher building costs likely will keep the supply of real estate in check. We feel these conditions could provide for accelerating earnings growth into 2007.

Real estate stocks typically perform well after interest rates peak. If the Federal Reserve is near the end of the rate-hike cycle, this could be positive for real estate, in our opinion. The Portfolio likely will continue to favor apartment, hotel and industrial companies, which we anticipate will have the ability to raise rents to higher levels. Retail companies are likely to be market weighted, with an emphasis on those regional mall companies with the widest gaps between expiring rents and new market rents. We intend to underweight office companies in the first part of 2006 as we wait for evidence of cash flow recovery to justify the current optimistic pricing environment.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Real Estate Securities Portfolio(1)	$14,703
Dow Jones Wilshire Real Estate Securities Index(2)	$14,783
Lipper Variable Annuity Real Estate Funds Universe Average(2)	$14,681

W&R TARGET REAL ESTATE SECURITIES PORTFOLIO ANNUAL REPORT INDEX COMPARISONS YEAR ENDED DECEMBER 31, 2005
		W&R TARGET REAL ESTATE SECURITIES PORTFOLIO	DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX	LIPPER VARIABLE ANNUITY REAL ESTATE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
JUN	2004	10,420	10,310	10,315
SEP	2004	11,280	11,151	11,154
DEC	2004	13,266	12,987	13,004
DEC	2005	14,703	14,783	14,681

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)

1-year period ended 12-31-05	10.83%
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	27.29%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF REAL ESTATE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Real Estate Securities Portfolio had net assets totaling $32,517,886 invested in a diversified portfolio of:

95.34%	Common Stocks
4.66%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Shelter Stocks	$75.86
Consumer Services Stocks	$9.43
Multi-Industry Stocks	$5.62
Cash and Cash Equivalents	$4.66
Business Equipment and Services Stocks	$3.53
Retail Stocks	$0.90

The Investments of Real Estate Securities Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.53%
Brookfield Properties Corporation	39,050	$1,148,851

Hotels and Gaming - 9.43%
Hilton Hotels Corporation	46,500	1,121,115
Marriott International, Inc., Class A	5,600	375,032
Starwood Hotels & Resorts Worldwide, Inc.	24,600	1,570,956
		3,067,103
Multiple Industry - 5.62%
DiamondRock Hospitality Company	24,500	293,020
Eagle Hospitality Properties Trust, Inc.	8,600	65,618
Education Realty Trust, Inc.	23,200	299,048
NorthStar Realty Finance Corp.	32,800	334,232
Republic Property Trust*	8,800	105,600
Sunstone Hotel Investors, Inc.	15,600	414,492
U-Store-It Trust	15,000	315,750
		1,827,760
Real Estate Investment Trust - 75.86%
Alexandria Real Estate Equities, Inc.	4,200	338,100
American Campus Communities, Inc.	20,700	513,360
Archstone-Smith Trust	13,500	565,515
AvalonBay Communities, Inc.	7,900	705,075
BioMed Realty Trust, Inc.	28,843	703,769
Boston Properties, Inc.	7,900	585,627
Brandywine Realty Trust	25,700	717,287
CBL & Associates Properties, Inc.	3,300	130,383
Camden Property Trust	15,200	880,384
Columbia Equity Trust, Inc.	10,100	163,115
Cousins Properties Incorporated	13,900	393,370
Developers Diversified Realty Corporation	25,000	1,175,500
Equity Lifestyle Properties, Inc.	3,900	173,550
Equity Office Properties Trust	5,300	160,749
Equity One, Inc.	23,200	536,384
Equity Residential	28,500	1,114,920
Essex Property Trust, Inc.	2,900	267,380
Extra Space Storage Inc.	17,142	263,987
First Industrial Realty Trust, Inc.	12,100	465,850
First Potomac Realty Trust	7,100	188,860
General Growth Properties, Inc.	27,680	1,300,683
Gramercy Capital Corp.	10,000	227,800
Hersha Hospitality Trust	17,900	161,279
Home Properties, Inc.	4,700	191,760
Host Marriott Corporation	26,900	509,755
Innkeepers USA Trust	7,100	113,600
Kilroy Realty Corporation	1,300	80,470
Kimco Realty Corporation	31,100	997,688
Kite Realty Group Trust	40,900	632,723
Liberty Property Trust	7,200	308,520
Maguire Properties, Inc.	13,000	401,700
Mills Corporation (The)	13,300	557,802
Newcastle Investment Corp.	9,200	228,620
Pan Pacific Retail Properties, Inc.	2,600	173,914
ProLogis	46,902	2,191,262
Public Storage, Inc.	7,800	528,216
Regency Centers Corporation	6,300	371,385
SL Green Realty Corp.	1,800	137,502
Simon Property Group, Inc.	23,400	1,793,142
Spirit Finance Corporation	34,700	393,845
Strategic Hotel Capital, L.L.C.	21,400	440,412
Trizec Properties, Inc.	38,200	875,544
United Dominion Realty Trust, Inc.	27,400	642,256
Ventas, Inc.	13,200	422,664
Vornado Realty Trust	8,900	742,883
Winston Hotels, Inc.	20,100	198,990
		24,667,580
Retail - Specialty Stores - 0.90%
Forest City Enterprises, Inc., Class A	7,726	293,047

TOTAL COMMON STOCKS - 95.34%		$31,004,341

(Cost: $26,272,834)

SHORT-TERM SECURITY - 3.70%	Principal Amount in Thousands

Forest and Paper Products
Sonoco Products Co.,
4.12%, 1-3-06	$1,202	1,201,725
(Cost: $1,201,725)

TOTAL INVESTMENT SECURITIES - 99.04%		$32,206,066

(Cost: $27,474,559)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.96%		311,820

NET ASSETS - 100.00%		$32,517,886

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      REAL ESTATE SECURITIES PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $27,475) (Notes 1 and 3)	$32,206
Cash	13
Receivables:
Dividends and interest	177
Investment securities sold	86
Portfolio shares sold	56

Total assets	32,538

LIABILITIES
Payable for investment securities purchased	12
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	-	*
Accrued shareholder servicing (Note 2)	-	*
Payable to Portfolio shareholders	-	*
Other	4

Total liabilities	20

Total net assets	$32,518

NET ASSETS
$0.001 par value capital stock:
Capital stock	$5
Additional paid-in capital	27,670
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(-	)*
Accumulated undistributed net realized gain on investment transactions	111
Net unrealized appreciation in value of investments	4,732

Net assets applicable to outstanding units of capital	$32,518

Net asset value, redemption and offering price per share	$6.9610

Capital shares outstanding	4,671
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      REAL ESTATE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $4)	$723
Interest and amortization	22

Total income	745

Expenses (Note 2):
Investment management fee	254
Service fee	70
Accounting services fee	23
Custodian fees	19
Audit fees	13
Legal fees	1
Shareholder servicing	1
Other	9

Total expenses	390

Net investment income	355

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	849
Realized net gain on foreign currency transactions	-	*

Realized net gain on investments	849
Unrealized appreciation in value of investments during the period	2,286

Net gain on investments	3,135

Net increase in net assets resulting from operations	$3,490

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      REAL ESTATE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,	For the period from May 27, 2004(1) through December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$355	$114
Realized net gain on investments	849	303
Unrealized appreciation	2,286	2,446

Net increase in net assets resulting from operations	3,490	2,863

Distributions to shareholders from (Note 1E)(2)
Net investment income	(429)	(100)
Realized gains on investment transactions	(750)	(231)

	(1,179)	(331)

Capital share transactions(3)	11,035	16,640

Total increase	13,346	19,172
NET ASSETS
Beginning of period	19,172	-

End of period	$32,518	$19,172

Undistributed net investment income (loss)	$ (- )*	$13

(1)Commencement of operations.
(2)See "Financial Highlights" on page 239.

(3)Shares issued from sale of shares	2,806	2,922
Shares issued from reinvestment of dividend and/or capital gains distribution	169	51
Shares redeemed	(1,246)	(31)

Increase in outstanding capital shares	1,729	2,942

Value issued from sale of shares	$18,448	$16,498
Value issued from reinvestment of dividend and/or capital gains distribution	1,179	331
Value redeemed	(8,592)	(189)

Increase in outstanding capital	$11,035	$16,640

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      REAL ESTATE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 5-27-04(1) through
	12-31-05	12-31-04

Net asset value, beginning of period	$6.5176	$5.0000

Income from investment operations:
Net investment income	0.0779	0.0396
Net realized and unrealized gain on investments	0.6278	1.5935

Total from investment operations	0.7057	1.6331

Less distributions from:
Net investment income	(0.0954)	(0.0349)
Capital gains	(0.1669)	(0.0806)

Total distributions	(0.2623)	(0.1155)

Net asset value, end of period	$6.9610	$6.5176

Total return	10.83%	32.66%
Net assets, end of period (in millions)	$33	$19
Ratio of expenses to average net assets including voluntary expense waiver	1.38%	1.21	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.26%	2.14	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	-	1.55	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	-	1.80	%(2)
Portfolio turnover rate	48%	53%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Science and Technology Portfolio
      December 31, 2005

An interview with Zachary H. Shafran, CFA,
portfolio manager of W&R Target Funds, Inc. -
Science and Technology Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform over the last fiscal year?

The Portfolio realized strong returns for the fiscal year, significantly outperforming its benchmark index and peer group. For the period, the Portfolio increased 17.25 percent, compared with the Goldman Sachs Technology Industry Composite Index (reflecting the performance of securities that generally represent the technology sector of the stock market), which increased 2.02 percent for the same period, and the Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 6.97 percent for the year.

What helped the Portfolio outperform its benchmark index during the fiscal year?

We feel that our specific stock selection was the most significant contributor to the Portfolio's strong performance in 2005. The Portfolio has recently maintained a significant overweight within the health care sector, and 2005 was no different as our health care position accounted for roughly half of the Portfolio's total outperformance versus the benchmark. Despite our underweight position, the technology sector also produced favorable results, buoyed by late-year consumer spending on electronics as well as the continued upgrading and expansion of corporate information technology departments.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The fiscal year had some significant headwinds, including rising interest rates, record-high gas and oil prices, Gulf Coast hurricanes and the continuing war in Iraq. All of these events produced a difficult year for the market overall. In light of this, strength in emerging markets, as reflected in gross domestic product (GDP) growth, remains a central macro economic factor that likely will continue to play a larger role in the Portfolio over time. One important example is China, where GDP continues to grow more rapidly than almost any other country.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

Our stock selection strategy has two main tenets, and these continue to be our most important focus: We aim to identify what we feel are the strongest secular trends within industries, and then apply bottom-up research to specific companies in an effort to secure the best possible holdings. Important secular themes identified in 2005 that led to our strong performance included the shift toward Internet advertising, open-source software adoption and modernization of the health care system.

What is your outlook for the next 12 months?

Going forward, we intend to continue to focus on stock selection, identifying holdings that we believe may benefit from secular economic trends to produce respectable returns. Our view for the science sector remains largely unchanged. As domestic health care reform begins in earnest in 2007, we believe it may provide a number of investment opportunities. Technology, on the other hand, is more subject to demand fluctuation. Coming off of a relatively robust holiday season and year-end, we intend to become increasingly selective in our investment decisions. Our interest in and exposure to alternative energy and energy-related technology opportunities likely will continue to grow in importance.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Science and Technology Portfolio(1)	$43,772
Goldman Sachs Technology Industry Composite Index(2)	$17,499
Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average(2)	$20,398

		W&R TARGET SCIENCE & TECHNOLOGY PORTFOLIO	GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX	LIPPER VARIABLE ANNUITY SPECIALTY/ MISCELLANEOUS FUNDS UNIVERSE AVERAGE

Inception 4/04/97		10,000	10,000	10,000
DEC	1997	11,623	12,760	12,490
DEC	1998	16,976	21,580	16,390
DEC	1999	46,626	40,757	25,736
DEC	2000	36,766	25,336	23,339
DEC	2001	32,386	18,098	18,199
DEC	2002	24,618	10,809	12,612
DEC	2003	32,115	16,667	17,621
DEC	2004	37,334	17,152	19,069
DEC	2005	43,772	17,499	20,398

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of March 31, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-05	17.25%
5-year period ended 12-31-05	3.55%
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	18.39%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-4-97 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Science and Technology Portfolio had net assets totaling $360,979,297 invested in a diversified portfolio of:

79.32%	Domestic Common Stocks
15.68%	Foreign Common Stocks
5.00%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Health Care Stocks	$30.51
Technology Stocks	$26.54
Multi-Industry Stocks	$17.53
Business Equipment and Services Stocks	$12.86
Miscellaneous Stocks	$7.56
Cash and Cash Equivalents	$5.00

The Investments of Science and Technology Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Broadcasting - 1.49%
XM Satellite Radio Holdings Inc., Class A*	197,100	$5,375,903

Business Equipment and Services - 9.07%
CheckFree Corporation*	207,900	9,539,491
Euronet Worldwide, Inc.*	279,950	7,784,010
Headwaters Incorporated*	188,500	6,680,440
Satyam Computer Services (Shanghai) Co., Ltd.	238,500	8,726,715
		32,730,656
Communications Equipment - 1.12%
Nokia Corporation, Series A, ADR	220,400	4,033,320

Computers - Peripherals - 14.61%
Adobe Systems Incorporated	215,100	7,946,869
Aspen Technology, Inc.*	358,200	2,815,452
Autodesk, Inc.	106,400	4,568,284
Microsoft Corporation	399,700	10,438,165
Oracle Corporation*	470,300	5,740,012
Red Hat, Inc.*	327,100	8,913,475
Symbol Technologies, Inc.	959,404	12,299,559
		52,721,816
Consumer Electronics - 1.13%
Garmin Ltd.	61,600	4,075,148

Defense - 1.21%
ESCO Technologies Inc.*	98,200	4,368,918

Electronic Components - 7.89%
Cypress Semiconductor Corporation*	331,900	4,729,575
Micron Technology, Inc.*	556,500	7,407,015
Samsung Electronics Co., Ltd. (A)	25,100	16,363,358
		28,499,948
Electronic Instruments - 1.71%
ASML Holding N.V., Ordinary Shares*	191,200	3,834,516
Mattson Technology, Inc.*	232,800	2,339,640
		6,174,156
Food and Related - 1.95%
Archer Daniels Midland Company	285,600	7,042,896

Health Care - Drugs - 6.01%
Endo Pharmaceuticals Holdings Inc.*	75,300	2,276,695
Genzyme Corporation*	155,400	10,985,226
Neurocrine Biosciences, Inc.*	134,700	8,447,711
		21,709,632
Health Care - General - 3.01%
Advanced Medical Optics, Inc.*	181,100	7,569,980
Boston Scientific Corporation*	135,100	3,308,599
		10,878,579
Hospital Supply and Management - 21.49%
Cerner Corporation*	314,400	28,560,096
Triad Hospitals, Inc.*	344,000	13,495,120
UnitedHealth Group Incorporated	156,300	9,712,482
WellCare Health Plans, Inc.*	386,400	15,784,440
WellPoint, Inc.*	125,400	10,005,666
		77,557,804
Multiple Industry - 17.53%
Cogent, Inc.*	129,400	2,929,616
Global Cash Access, Inc.*	115,600	1,686,604
Google Inc., Class A*	32,850	13,629,629
PRA International*	133,700	3,761,649
PortalPlayer, Inc.*	205,900	5,818,734
Research In Motion Limited*	269,000	17,755,345
Spansion Inc., Class A*	271,900	3,806,600
Technology Investment Capital Corp.	57,200	866,008
Telvent GIT, S.A.*	163,700	1,805,611
VeriFone Holdings, Inc.*	163,400	4,134,020
Volterra Semiconductor Corporation*	256,900	3,857,354
WorldSpace, Inc., Class A*	222,700	3,220,242
		63,271,412
Petroleum - International - 2.02%
Noble Energy, Inc.	180,700	7,282,210

Timesharing and Software - 3.79%
Alliance Data Systems Corporation*	384,900	13,702,440

Utilities - Electric - 0.48%
Plug Power Inc.*	338,200	1,733,275

Utilities - Telephone - 0.49%
ALLTEL Corporation	27,900	1,760,490

TOTAL COMMON STOCKS - 95.00%		$342,918,603

(Cost: $268,051,430)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 1.22%
Alcoa Incorporated,
4.18%, 1-3-06	$4,436	4,434,970

Beverages - 1.38%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	5,000	4,989,895

Food and Related - 1.23%
General Mills, Inc.,
4.35%, 1- 4-06	4,425	4,423,396

Multiple Industry - 1.11%
Detroit Edison Co.,
4.42%, 1-6-06	4,000	3,997,544

Publishing - 0.39%
Tribune Co.,
4.41%, 1-25-06	1,400	1,395,884

TOTAL SHORT-TERM SECURITIES - 5.33%		$19,241,689

(Cost: $19,241,689)

TOTAL INVESTMENT SECURITIES - 100.33%		$362,160,292

(Cost: $287,293,119)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.33%)		(1,180,995)

NET ASSETS - 100.00%		$360,979,297

Notes to Schedule of Investments
Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts.
*No income dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $287,293) (Notes 1 and 3)	$362,160
Cash	1
Receivables:
Portfolio shares sold	130
Dividends and interest	7

Total assets	362,298

LIABILITIES
Payable for investment securities purchased	1,172
Payable to Portfolio shareholders	89
Accrued management fee (Note 2)	17
Accrued accounting services fee (Note 2)	10
Accrued service fee (Note 2)	5
Accrued shareholder servicing (Note 2)	3
Other	23

Total liabilities	1,319

Total net assets	$360,979

NET ASSETS
$0.001 par value capital stock:
Capital stock	$21
Additional paid-in capital	295,774
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(14)
Accumulated undistributed net realized loss on investment transactions	(9,669)
Net unrealized appreciation in value of investments	74,867

Net assets applicable to outstanding units of capital	$360,979

Net asset value, redemption and offering price per share	$16.8844

Capital shares outstanding	21,379
Capital shares authorized	60,000

See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $36)	$694
Interest and amortization	729

Total income	1,423

Expenses (Note 2):
Investment management fee	2,807
Service fee	825
Accounting services fee	99
Custodian fees	34
Shareholder servicing	13
Audit fees	10
Legal fees	7
Other	77

Total expenses	3,872

Net investment loss	(2,449)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	49,944
Realized net gain on written options	218
Realized net loss on foreign currency transactions	(24)

Realized net gain on investments	50,138
Unrealized appreciation in value of investments during the period	6,089

Net gain on investments	56,227

Net increase in net assets resulting from operations	$53,778

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(2,449)	$(1,678)
Realized net gain on investments	50,138	20,904
Unrealized appreciation	6,089	25,077

Net increase in net assets resulting from operations	53,778	44,303

Dividends to shareholders from (Note 1E):(1)
Net investment income	(-)	(-)
Realized gains on investment transactions	(-)	(-)

	(-)	(-)

Capital share transactions(2)	(14,322)	8,761

Total increase	39,456	53,064
NET ASSETS
Beginning of period	321,523	268,459

End of period	$360,979	$321,523

Undistributed net investment loss	$(14)	$(9)

(1)See "Financial Highlights" on page 250.

(2)Shares issued from sale of shares	1,490	2,648
Shares issued from reinvestment of dividend and/or capital gains distribution	-	-
Shares redeemed	(2,437)	(1,992)

Increase (decrease) in outstanding capital shares	(947)	656

Value issued from sale of shares	$22,453	$34,217
Value issued from reinvestment of dividend and/or capital gains distribution	-	-
Value redeemed	(36,775)	(25,456)

Increase (decrease) in outstanding capital	$(14,322)	$8,761

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$14.4014	$12.3883	$9.4961	$12.4927	$14.2542

Income (loss) from investment operations:
Net investment income (loss)	(0.1145)	(0.0751)	(0.0521)	(0.0245)	0.0584
Net realized and unrealized gain (loss) on investments	2.5975	2.0882	2.9443	(2.9720)	(1.7571)

Total from investment operations	2.4830	2.0131	2.8922	(2.9965)	(1.6987)

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0589)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0039)

Total distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0628)

Net asset value, end of period	$16.8844	$14.4014	$12.3883	$9.4961	$12.4927

Total return	17.25%	16.25%	30.46%	-23.99%	-11.91%
Net assets, end of period (in millions)	$361	$322	$268	$195	$267
Ratio of expenses to average net assets	1.17%	1.17%	1.16%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets	-0.74%	-0.59%	-0.52%	-0.23%	0.47%
Portfolio turnover rate	104%	107%	116%	92%	93%

See Notes to Financial Statements.

Manager's Discussion of Small Cap Growth Portfolio
      December 31, 2005

An interview with Gilbert C. Scott, CFA,
portfolio manager of W&R Target Funds, Inc. -
Small Cap Growth Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio performed quite well over the fiscal year, outperforming its benchmark and peer group average. The Portfolio increased 12.88 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which increased 4.12 percent during the period, and the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 7.54 percent during the period.

What factors affected the Portfolio's performance during the fiscal year?

We feel that several factors contributed to the strong performance of the Portfolio, including our stock selection, a general emphasis on energy and energy infrastructure holdings, and higher quality stocks in the fund. We saw positive performance in nine of our 11 sectors, with the strongest returns from the technology and health care sectors. In addition to taking ownership in some natural gas and oil companies, we established holdings in many companies that are involved in building the energy infrastructure. The Portfolio maintains only a small position in companies that we consider to be of lower quality; those generally had a consistently lower stock price or did not exhibit strong earnings.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The market was fairly flat for much of the fiscal year, with smaller company stocks posting the worst return in three years as measured by the Russell 2000 Growth Index, which rose only 4.12 percent over the period. There are many variables that can influence the market's return, but this year the large increase in commodities, especially oil and natural gas, along with the persistent increase in interest rates throughout the year, served as gating factors on the market's advance. The cost of natural gas increased almost 100 percent in 2005. Short-term interest rates rose from 2.25 percent at the beginning of the fiscal year to 4.25 percent at the end of the year. Concerns surrounding the potential slowing of consumer spending arose in the latter half of 2005 and we remain cautious on that front. It has become more expensive for individuals to heat their homes this winter, which we believe is likely to curtail other discretionary purchases. Furthermore, many consumers have been using the equity in their homes to sustain their purchases, as evidenced by the negative savings rate in June through November. We feel that the large increases in housing prices and the subsequent refinancing as a source of income may be coming to an end in 2006. The backlog of unsold homes has risen to a nine-year high and the number of unsold, new, single-family homes is up 20 percent from one year ago. Additionally, home-buying intentions are at a five-year low and the housing affordability index for first-time buyers is at a 16-year low, driven by the fact that the appreciation in housing prices has exceeded income growth. Considering all this, we believe that there are several headwinds facing the consumer; thus we have selectively been lowering exposure in the consumer discretionary sector.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

The Portfolio maintained a fairly sector-neutral position throughout the year. We believe that an emphasis on energy and energy infrastructure positively influenced the Portfolio returns over the year. The intent behind owning infrastructure companies was to participate in the energy advancement without taking as much direct commodity risk. We emphasize the use of fundamental research to help select stocks within various sectors. One of our core strategies has been to strive to maintain a higher quality company bias, versus the benchmark. We believe, over time, that these higher quality companies likely will produce superior results when compared with lower quality companies, and this strategy appeared to help over the last year.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

As noted above, the Portfolio emphasized energy and energy infrastructure over the fiscal year and we intend to continue to look for suitable investments in these areas. Also, we may look for ideas in the technology sector, as we feel there may be some good buying opportunities in what has been the worst-performing sector for the last two years. Additionally, health care is a sector that we anticipate may hold some potential investment opportunity. Since we remain cautious on the outlook for consumer spending, our interest in the consumer discretionary sector remains limited at this point.

The continued strong productivity exhibited by companies in aggregate has helped to mitigate the effects of higher commodity prices on inflation, allowing many companies to maintain a high level of profitability. At the same time, unit labor costs have been kept largely in check. We believe that a strong advance in unit labor costs likely would accelerate inflation, but it also could threaten profitability, so we intend to monitor that front. If profitability levels are already high, a company's ability to maintain pricing power and profit levels could continue to bring strong earnings growth. We intend to continue to seek out companies that exhibit these characteristics.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Small Cap Growth Portfolio(1)	$28,364
Russell 2000 Growth Index	$15,809
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$23,203

		W&R TARGET SMALL CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1995	10,000	10,000	10,000
DEC	1996	10,850	11,116	12,053
DEC	1997	14,272	12,553	14,192
DEC	1998	15,823	12,708	15,034
DEC	1999	24,086	18,182	23,900
DEC	2000	21,113	14,116	21,870
DEC	2001	20,705	12,815	19,116
DEC	2002	16,193	8,942	13,582
DEC	2003	21,985	13,284	19,247
DEC	2004	25,128	15,184	21,577
DEC	2005	28,364	15,809	23,203

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-05	12.88%
5-year period ended 12-31-05	6.08%
10-year period ended 12-31-05	10.99%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Small Cap Growth Portfolio had net assets totaling $605,881,378 invested in a diversified portfolio of:

91.60%	Common Stocks
8.40%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Technology Stocks	$24.62
Business Equipment and Services Stocks	$20.26
Health Care Stocks	$18.49
Cash and Cash Equivalents	$8.40
Energy Stocks	$6.06
Capital Goods Stocks	$5.87
Consumer Nondurables Stocks	$4.07
Retail Stocks	$4.00
Financial Services Stocks	$3.42
Multi-Industry Stocks	$3.26
Transportation Stocks	$1.55

The Investments of Small Cap Growth Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Air Transportation - 0.07%
UTi Worldwide Inc.	4,300	$399,470

Apparel - 1.20%
Quiksilver, Inc.*	527,500	7,300,600

Banks - 1.42%
City National Corporation	118,700	8,598,628

Business Equipment and Services - 11.16%
CheckFree Corporation*	344,055	15,786,964
Headwaters Incorporated*	231,300	8,197,272
Jacobs Engineering Group Inc.*	96,200	6,529,094
Macrovision Corporation*	414,500	6,932,512
Resources Connection, Inc.*	541,464	14,107,845
Strayer Education, Inc.	97,400	9,135,633
West Corporation*	164,200	6,926,777
		67,616,097
Capital Equipment - 4.17%
Chicago Bridge & Iron Company N.V., NY Shares	179,300	4,520,153
Cooper Cameron Corporation*	249,200	10,316,880
Shaw Group Inc. (The)*	358,600	10,431,674
		25,268,707
Communications Equipment - 4.79%
ADTRAN, Inc.	305,450	9,082,556
Andrew Corporation*	224,500	2,407,762
General Cable Corporation*	342,400	6,745,280
Plantronics, Inc.	380,900	10,779,470
		29,015,068
Computers - Peripherals - 12.21%
Allscripts Healthcare Solutions, Inc.*	499,900	6,691,161
Avid Technology, Inc.*	312,400	17,097,652
Cognex Corporation	393,500	11,836,480
Epicor Software Corporation*	386,900	5,461,093
Kronos Incorporated*	222,000	9,289,590
MICROS Systems, Inc.*	69,500	3,356,155
Nautilus Group, Inc. (The)	618,500	11,541,210
Red Hat, Inc.*	234,700	6,395,575
WebSideStory, Inc.*	127,800	2,313,819
		73,982,735
Cosmetics and Toiletries - 1.69%
Nu Skin Enterprises, Inc., Class A	584,100	10,268,478

Electrical Equipment - 1.11%
Microsemi Corporation*	242,800	6,709,778

Electronic Components - 1.75%
Evergreen Solar, Inc.*	225,300	2,383,674
FormFactor, Inc.*	335,700	8,211,222
		10,594,896
Electronic Instruments - 5.87%
FLIR Systems, Inc.*	568,900	12,692,159
Trimble Navigation Limited*	369,000	13,086,585
WMS Industries Inc.*	389,050	9,761,265
		35,540,009
Finance Companies - 2.00%
Financial Federal Corporation	229,050	10,181,272
Nelnet, Inc., Class A*	47,900	1,948,572
		12,129,844
Food and Related - 1.18%
J.M. Smucker Company (The)	163,100	7,176,400

Health Care - Drugs - 4.24%
Angiotech Pharmaceuticals, Inc.*	543,500	7,152,460
Martek Biosciences Corporation*	318,224	7,829,902
Neurocrine Biosciences, Inc.*	76,500	4,797,698
ViroPharma Incorporated*	318,100	5,891,212
		25,671,272
Health Care - General - 8.94%
American Medical Systems Holdings, Inc.*	372,300	6,639,970
Connetics Corporation*	282,000	4,073,490
Digene Corporation*	171,500	5,000,940
Gen-Probe Incorporated*	142,300	6,932,856
Hologic, Inc.*	289,700	10,973,836
ResMed Inc.*	256,000	9,807,360
Schein (Henry), Inc.*	246,100	10,731,191
		54,159,643
Hospital Supply and Management - 5.31%
Cerner Corporation*	94,956	8,625,803
PSS World Medical, Inc.*	522,900	7,767,680
VCA Antech, Inc.*	219,000	6,174,705
WellCare Health Plans, Inc.*	234,700	9,587,495
		32,155,683
Multiple Industry - 3.26%
FoxHollow Technologies, Inc.*	264,800	7,875,152
IntraLase Corp.*	434,900	7,741,220
Symmetry Medical Inc.*	23,200	449,848
Volcom, Inc.*	108,400	3,681,264
		19,747,484
Non-Residential Construction - 0.59%
Perini Corporation*	147,100	3,552,465

Petroleum - Domestic - 1.67%
Western Gas Resources, Inc.	214,900	10,119,641

Petroleum - International - 1.74%
Newfield Exploration Company*	211,200	10,574,784

Petroleum - Services - 2.65%
Cal Dive International, Inc.*	178,800	6,414,450
Patterson-UTI Energy, Inc.	293,050	9,636,949
		16,051,399
Railroad - 1.48%
Kansas City Southern*	366,950	8,964,588

Restaurants - 0.91%
P.F. Chang's China Bistro, Inc.*	110,900	5,504,522

Retail - Specialty Stores - 3.09%
Guitar Center, Inc.*	154,400	7,720,772
O'Reilly Automotive, Inc.*	342,400	10,984,192
		18,704,964
Timesharing and Software - 9.10%
CoStar Group, Inc.*	138,500	5,982,507
Digitas Inc.*	965,350	12,081,355
FactSet Research Systems, Inc.	428,625	17,642,205
MicroStrategy Incorporated, Class A*	131,950	10,902,369
Zebra Technologies Corporation, Class A*	199,500	8,559,548
		55,167,984

TOTAL COMMON STOCKS - 91.60%		$554,975,139

(Cost: $440,746,588)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Certificate of Deposit - 0.82%
Banks
Wells Fargo Bank, N.A.,
4.33%, 1-12-06	$5,000	5,000,000

Commercial Paper
Aluminum - 1.36%
Alcoa Incorporated,
4.18%, 1-3-06	8,243	8,241,086

Beverages - 0.82%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	5,000	4,989,894

Food and Related - 0.99%
General Mills, Inc.,
4.35%, 1- 4-06	6,000	5,997,825

Health Care - Drugs - 0.83%
Cloverleaf International Holdings S.A. (Merck & Co., Inc.),
4.23%, 1-9-06	5,000	4,995,300

Household - General Products - 0.83%
Kimberly-Clark Worldwide Inc.,
4.12%, 1-3-06	5,000	4,998,856

Multiple Industry - 1.51%
Michigan Consolidated Gas Co.:
4.42%, 1-5-06	5,000	4,997,544
4.42%, 1-10-06	4,170	4,165,392
		9,162,936
Utilities - Electric - 0.36%
Wisconsin Electric Power Co.,
4.22%, 1-3-06	2,205	2,204,483

Utilities - Telephone - 1.07%
Verizon Network Funding Corporation,
4.4%, 1-9-06	6,500	6,493,645

Total Commercial Paper - 7.77%		47,084,025

TOTAL SHORT-TERM SECURITIES - 8.59%		$52,084,025

(Cost: $52,084,025)

TOTAL INVESTMENT SECURITIES - 100.19%		$607,059,164

(Cost: $492,830,613)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)		(1,177,786)

NET ASSETS - 100.00%		$605,881,378

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP GROWTH PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $492,831) (Notes 1 and 3)	$607,059
Cash	5
Receivables:
Investment securities sold	3,929
Portfolio shares sold	130
Dividends and interest	19

Total assets	611,142

LIABILITIES
Payable for investment securities purchased	4,809
Payable to Portfolio shareholders	360
Accrued management fee (Note 2)	28
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	8
Accrued shareholder servicing (Note 2)	5
Other	38

Total liabilities	5,261

Total net assets	$605,881

NET ASSETS
$0.001 par value capital stock:
Capital stock	$58
Additional paid-in capital	530,916
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(22)
Accumulated undistributed net realized loss on investment transactions	(39,300)
Net unrealized appreciation in value of securities	114,229

Net assets applicable to outstanding units of capital	$605,881

Net asset value, redemption and offering price per share	$10.4866

Capital shares outstanding	57,777
Capital shares authorized	140,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $5)	$1,857
Interest and amortization	1,290

Total income	3,147

Expenses (Note 2):
Investment management fee	5,026
Service fee	1,479
Accounting services fee	155
Custodian fees	32
Shareholder servicing	22
Audit fees	16
Legal fees	16
Other	140

Total expenses	6,886

Net investment loss	(3,739)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	93,522
Realized net loss on purchased options	(335)

Realized net gain on investments	93,187
Unrealized depreciation in value of investments during the period	(17,533)

Net gain on investments	75,654

Net increase in net assets resulting from operations	$71,915

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(3,739)	$(4,510)
Realized net gain on investments	93,187	57,799
Unrealized appreciation (depreciation)	(17,533)	20,383

Net increase in net assets resulting from operations	71,915	73,672

Dividends to shareholders from (Note 1E):(1)
Net investment income	(-)	(-)
Realized gains on investment transactions	(24,477)	(-)

	(24,477)	(-)

Capital share transactions(2)	(30,641)	(28,909)

Total increase	16,797	44,763
NET ASSETS
Beginning of period	589,084	544,321

End of period	$605,881	$589,084

Undistributed net investment loss	$(22)	$(13)

(1)See "Financial Highlights" on page 263.

(2) Shares issued from sale of shares	2,750	4,981
Shares issued from reinvestment of dividend and/or capital gains distributions	2,334	-
Shares redeemed	(8,156)	(8,394)

Decrease in outstanding capital shares	(3,072)	(3,413)

Value issued from sale of shares	$27,480	$43,643
Value issued from reinvestment of dividend and/or capital gains distributions	24,477	-
Value redeemed	(82,598)	(72,552)

Decrease in outstanding capital	$(30,641)	$(28,909)

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$9.6810	$8.4703	$6.2388	$7.9770	$8.1345

Income (loss) from investment operations:
Net investment loss	(0.0647)	(0.0741)	(0.0485)	(0.0458)	(0.0103)
Net realized and unrealized gain (loss) on investments	1.3116	1.2848	2.2800	(1.6924)	(0.1471)

Total from investment operations	1.2469	1.2107	2.2315	(1.7382)	(0.1574)

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)*
Capital gains	(0.4413)	(0.0000)	(0.0000)	(0.0000)	(0.0001)

Total distributions	(0.4413)	(0.0000)	(0.0000)	(0.0000)	(0.0001)

Net asset value, end of period	$10.4866	$9.6810	$8.4703	$6.2388	$7.9770

Total return	12.88%	14.29%	35.77%	-21.79%	-1.93%
Net assets, end of period (in millions)	$606	$589	$544	$279	$359
Ratio of expenses to average net assets	1.16%	1.17%	1.15%	1.15%	1.14%
Ratio of net investment loss to average net assets	-0.63%	-0.82%	-0.88%	-0.66%	-0.14%
Portfolio turnover rate	71%	96%	86%	35%	30%

*Not shown due to rounding.

See Notes to Financial Statements.

Manager's Discussion of Small Cap Value Portfolio
      December 31, 2005

The W&R Target Funds, Inc. - Small Cap Value Portfolio
is subadvised by BlackRock Financial Management, Inc.*
The following is an interview with portfolio manager
Wayne J. Archambo, CFA.

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio had a positive return, though it underperformed its benchmark index and its peer group. The Portfolio increased 4.15 percent for the year, compared with the Russell 2000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which increased 4.68 percent during the same period, and the Lipper Variable Annuity Small-Cap Value Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 7.51 percent over the period. Please note that the Portfolio's Lipper category has changed in this year's annual report.

What factors impacted the Portfolio's performance during the fiscal year?

We believe that, over the fiscal year, strength in the energy, telecommunication services and financials sectors offset relative weakness in information technology and industrials. In energy, the combination of solid stock selection and a modest overweight in the sector proved to be the greatest driver of relative performance, in our opinion. Key contributors to performance in that sector included an exploration and production company and a coal producer. In telecommunication services, wireless communications providers appreciated on expectations of increased acquisition activity in the wake of the Sprint/Nextel merger. Conversely, we believe that our stock selection in information technology, particularly in communications equipment and semiconductor names, proved to be among the greatest detractors from relative performance. The industrials sector also proved to be an area of weakness relative to the benchmark. Stock selection was the primary driver of underperformance in industrials, as allocation within the sector had a modestly positive impact.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

Spiking oil prices, increasing interest rates and the impact of two major hurricanes along the Gulf Coast made 2005 a challenging year for the domestic equity markets. Despite these headwinds, small-cap stocks managed to end the year in positive territory. Within the benchmark index, the energy sector was the clear leader, while the consumer sectors were among those in negative territory. In this environment, the Portfolio generated a positive return, though underperformed the benchmark.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We remain focused on driving Portfolio performance through bottom up stock selection, identifying what we feel are attractively valued small cap companies with solid business fundamentals and an identifiable catalyst for stock price appreciation. Accordingly, relative sector weightings and overall Portfolio positioning are largely the result of where we are finding compelling investment opportunities.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

During the fiscal year, the most notable sector weightings relative to the benchmark included an overweight in consumer discretionary and an underweight in financials. Within consumer discretionary, our allocation to specialty retailers and hotel, restaurant and gaming names accounted for much of the overweight. In financials, we added to sector exposure throughout the year. However, we remain underweight Real Estate Investment Trusts (REITs).

Looking to 2006, we anticipate that the Portfolio may continue to benefit from increasing merger-and-acquisition activity, as exceptionally high cash balances among large-cap companies and the growing impact of private equity acquisitions continue to fuel global mergers and/or acquisitions.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. *Please note that, effective January 31, 2005, the Portfolio's subadvisor changed from State Street Research & Management Company to BlackRock Financial Management, Inc.

Comparison of Change in Value of $10,000 Investment

W&R Target Small Cap Value Portfolio(1)	$19,602
Russell 2000 Value Index(2)	$21,794
Lipper Variable Annuity Small-Cap Value Funds Universe Average(2)	$21,565

		W&R TARGET SMALL CAP VALUE PORTFOLIO	RUSSELL 2000 VALUE INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 10/1/97		10,000	10,000	10,000
DEC	1997	10,229	10,163	9,705
DEC	1998	9,539	9,524	9,122
DEC	1999	9,246	9,377	9,606
DEC	2000	11,835	11,542	11,449
DEC	2001	13,679	13,154	13,297
DEC	2002	10,947	11,658	11,631
DEC	2003	16,363	17,029	16,560
DEC	2004	18,821	20,820	20,059
DEC	2005	19,602	21,794	21,565

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

Average Annual Total Return(3)

1-year period ended 12-31-05	4.15%
5-year period ended 12-31-05	10.62%
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	8.49%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)10-1-97 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Small Company Value Portfolio was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the W&R Target Small Cap Value Portfolio would differ.

SHAREHOLDER SUMMARY OF SMALL CAP VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Small Cap Value Portfolio had net assets totaling $159,983,905 invested in a diversified portfolio of:

96.92%	Common Stocks
3.08%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Financial Services Stocks	$18.79
Retail Stocks	$10.99
Business Equipment and Services Stocks	$9.78
Multi-Industry Stocks	$9.31
Consumer Services Stocks	$8.98
Technology Stocks	$8.46
Consumer Nondurables Stocks	$5.95
Capital Goods Stocks	$5.49
Health Care Stocks	$4.68
Energy Stocks	$3.99
Shelter Stocks	$3.84
Miscellaneous Stocks	$3.54
Utilities Stocks	$3.12
Cash and Cash Equivalents	$3.08

The Investments of Small Cap Value Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Banks - 9.59%
Cathay General Bancorp	39,900	$1,433,806
Central Pacific Financial Corp.	41,700	1,497,864
First Niagara Financial Group, Inc.	149,800	2,169,853
Gold Banc Corporation, Inc.	170,500	3,109,067
Taylor Capital Group, Inc.	28,100	1,131,447
Trustmark Corporation	78,300	2,150,510
Umpqua Holdings Corporation	55,700	1,585,501
Wintrust Financial Corporation	41,400	2,269,962
		15,348,010
Business Equipment and Services - 7.43%
Brink's Company (The)	108,200	5,183,862
CACI International Inc*	17,900	1,027,102
Heidrick & Struggles International, Inc.*	23,100	739,777
Laidlaw International, Inc.	110,400	2,564,592
Lennox International Inc.	84,000	2,368,800
		11,884,133
Capital Equipment - 1.31%
Actuant Corporation, Class A	37,500	2,092,500

Chemicals - Specialty - 1.17%
Airgas, Inc.	57,100	1,878,590

Coal - 1.72%
Foundation Coal Holdings, Inc.	72,400	2,751,200

Communications Equipment - 2.11%
Dycom Industries, Inc.*	75,900	1,669,800
Polycom, Inc.*	45,800	699,824
Tekelec*	72,400	1,005,636
		3,375,260
Computers - Peripherals - 3.01%
Borland Software Corporation*	228,600	1,491,615
Electronics for Imaging, Inc.*	44,400	1,178,820
Imation Corp.	34,500	1,589,415
TIBCO Software Inc.*	73,365	547,670
		4,807,520
Construction Materials - 2.14%
Walter Industries, Inc.	68,900	3,425,708

Containers - 3.83%
AptarGroup, Inc.	23,500	1,226,700
Jarden Corporation*	110,350	3,327,052
Packaging Corporation of America	31,000	711,450
Smurfit-Stone Container Corporation*	60,700	859,512
		6,124,714
Cosmetics and Toiletries - 0.33%
Playtex Products, Inc.*	39,200	535,864

Defense - 0.77%
Hexcel Corporation*	68,595	1,238,140

Electronic Components - 2.57%
Axcelis Technologies, Inc.*	160,600	765,259
Thomas & Betts Corporation*	79,700	3,344,212
		4,109,471
Finance Companies - 1.02%
Hanover Insurance Group, Inc. (The)	38,900	1,624,853

Food and Related - 1.79%
Hain Celestial Group, Inc. (The)*	95,200	2,010,624
Lance, Inc.	45,800	852,338
		2,862,962
Forest and Paper Products - 1.63%
Bowater Incorporated	44,200	1,357,824
OfficeMax Incorporated	49,300	1,250,248
		2,608,072
Health Care - Drugs - 1.55%
Andrx Corporation*	66,700	1,098,882
Par Pharmaceutical Companies, Inc.*	44,300	1,388,362
		2,487,244
Health Care - General - 2.48%
PolyMedica Corporation	38,400	1,283,520
Sybron Dental Specialties, Inc.*	67,500	2,687,175
		3,970,695
Hospital Supply and Management - 0.65%
HealthSouth Corporation*	212,100	1,033,987

Hotels and Gaming - 4.25%
Gaylord Entertainment Company*	73,000	3,182,070
Kerzner International Limited*	28,600	1,966,250
Pinnacle Entertainment, Inc.*	66,900	1,653,099
		6,801,419
Insurance - Life - 0.82%
Universal American Financial Corp.*	87,200	1,318,028

Insurance - Property and Casualty - 1.93%
Max Re Capital Ltd.	119,000	3,089,240

Leisure Time Industry - 1.71%
K2 Inc.*	121,200	1,225,332
RC2 Corporation*	42,400	1,505,412
		2,730,744
Motion Pictures - 0.84%
Regal Entertainment Group	70,300	1,337,106

Motor Vehicle Parts - 1.62%
Tenneco Automotive Inc.*	66,000	1,294,260
Winnebago Industries, Inc.	38,900	1,294,592
		2,588,852
Multiple Industry - 9.31%
American Commercial Lines Inc.*	60,900	1,845,879
Aspen Insurance Holdings Limited	83,700	1,981,179
Diamond Foods, Inc.*	55,700	1,099,518
ITC Holdings Corp.	52,700	1,480,343
K&F Industries Holdings, Inc.*	68,000	1,044,480
Maidenform Brands, Inc.*	50,936	644,850
New York & Company, Inc.*	35,902	761,122
NorthWestern Corporation	71,500	2,218,288
Platinum Underwriters Holdings, Ltd.	54,700	1,699,529
U-Store-It Trust	101,000	2,126,050
		14,901,238
Non-Residential Construction - 2.04%
Washington Group International, Inc.*	61,500	3,257,348

Petroleum - Domestic - 2.27%
Comstock Resources, Inc.*	40,900	1,247,859
Whiting Petroleum Corporation*	59,791	2,391,640
		3,639,499
Publishing - 2.18%
Banta Corporation	70,100	3,490,980

Real Estate Investment Trust - 2.21%
Accredited Home Lenders Holding Co.*	28,078	1,391,546
HomeBanc Corp.	158,500	1,185,580
Trustreet Properties, Inc.	65,500	957,610
		3,534,736
Restaurants - 2.64%
Landry's Restaurants, Inc.	48,600	1,298,106
Lone Star Steakhouse & Saloon, Inc.	66,100	1,567,231
Triarc Companies, Inc.	80,800	1,352,592
		4,217,929

Retail - General Merchandise - 3.28%
BJ's Wholesale Club, Inc.*	84,300	2,491,908
Saks Incorporated*	76,800	1,294,848
Stage Stores, Inc.	48,950	1,457,486
		5,244,242
Retail - Specialty Stores - 5.07%
Children's Place Retail Stores, Inc. (The)*	42,400	2,093,500
Finish Line, Inc. (The), Class A	85,700	1,492,465
Handleman Company	62,497	776,213
Linens 'n Things, Inc.*	86,400	2,298,240
Sports Authority, Inc. (The)*	46,800	1,456,884
		8,117,302
Savings and Loans - 1.41%
Sterling Financial Corporation	90,050	2,248,999

Security and Commodity Brokers - 4.02%
Affiliated Managers Group, Inc.*	48,600	3,900,150
National Financial Partners Corp.	48,300	2,538,165
		6,438,315
Steel - 0.75%
Lone Star Technologies, Inc.*	23,200	1,198,512

Timesharing and Software - 2.35%
FileNet Corporation*	40,400	1,043,734
Hyperion Solutions Corporation*	45,150	1,615,015
Per-Se Technologies, Inc.*	46,800	1,093,014
		3,751,763
Utilities - Electric - 2.62%
Black Hills Corporation	27,600	955,236
El Paso Electric Company*	70,900	1,491,736
PNM Resources, Inc.	71,300	1,746,137
		4,193,109
Utilities - Telephone - 0.50%
UbiquiTel Inc.*	80,700	797,720

TOTAL COMMON STOCKS - 96.92%		$155,056,004

(Cost: $143,444,886)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 3.17%
Alcoa Incorporated,
4.18%, 1-3-06	$5,077	5,075,821

Beverages - 0.62%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	1,000	997,979

Publishing - 0.75%
Tribune Co.,
4.41%, 1-25-06	1,200	1,196,472

TOTAL SHORT-TERM SECURITIES - 4.54%		$7,270,272

(Cost: $7,270,272)

TOTAL INVESTMENT SECURITIES - 101.46%		$162,326,276

(Cost: $150,715,158)

LIABILITIES, NET OF CASH AND OTHER ASSETS - ( 1.46%)		(2,342,371)

NET ASSETS - 100.00%		$159,983,905

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP VALUE PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $150,715) (Notes 1 and 3)	$162,326
Cash	29
Receivables:
Investment securities sold	846
Dividends and interest	130
Portfolio shares sold	129

Total assets	163,460

LIABILITIES
Payable for investment securities purchased	3,378
Payable to Portfolio shareholders	72
Accrued management fee (Note 2)	8
Accrued accounting services fee (Note 2)	5
Accrued service fee (Note 2)	2
Accrued shareholder servicing (Note 2)	1
Other	10

Total liabilities	3,476

Total net assets	$159,984

NET ASSETS
$0.001 par value capital stock:
Capital stock	$11
Additional paid-in capital	148,447
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	12
Accumulated undistributed net realized loss on investment transactions	(97)
Net unrealized appreciation in value of investments	11,611

Net assets applicable to outstanding units of capital	$159,984

Net asset value, redemption and offering price per share	$14.5826

Capital shares outstanding	10,971
Capital shares authorized	80,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$1,553
Interest and amortization	201

Total income	1,754

Expenses (Note 2):
Investment management fee	1,233
Service fee	362
Accounting services fee	63
Custodian fees	25
Audit fees	10
Shareholder servicing	6
Legal fees	5
Other	37

Total expenses	1,741

Net investment income	13

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	24,167
Unrealized depreciation in value of investments during the period	(17,502)

Net gain on investments	6,665

Net increase in net assets resulting from operations	$6,678

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$13	$(451)
Realized net gain on investments	24,167	10,254
Unrealized appreciation (depreciation)	(17,502)	6,636

Net increase in net assets resulting from operations	6,678	16,439

Dividends to shareholders from (Note 1E):(1)
Net investment income	(-)	(-)
Realized gains on investment transactions	(25,297)	(6,400)

	(25,297)	(6,400)

Capital share transactions(2)	46,972	25,692

Total increase	28,353	35,731
NET ASSETS
Beginning of period	131,631	95,900

End of period	$159,984	$131,631

Undistributed net investment income (loss)	$12	$(1)

(1)See "Financial Highlights" on page 276.

(2) Shares issued from sale of shares	2,073	2,044
Shares issued from reinvestment of dividend and/or capital gains distribution	1,735	385
Shares redeemed	(751)	(824)

Increase in outstanding capital shares	3,057	1,605

Value issued from sale of shares	$34,181	$32,292
Value issued from reinvestment of dividend and/or capital gains distribution	25,297	6,400
Value redeemed	(12,506)	(13,000)

Increase in outstanding capital	$46,972	$25,692

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$16.6329	$15.2013	$10.2000	$12.7000	$11.6000

Income (loss) from investment operations:
Net investment income (loss)	0.0012	(0.0569)	(0.0364)	0.0000	0.0000
Net realized and unrealized gain (loss) on investments	0.6886	2.3402	5.0377	(2.5000)	1.8000

Total from investment operations	0.6898	2.2833	5.0013	(2.5000)	1.8000

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.6000)
Capital gains	(2.7401)	(0.8517)	(0.0000)	(0.0000)	(0.1000)

Total distributions	(2.7401)	(0.8517)	(0.0000)	(0.0000)	(0.7000)

Net asset value, end of period	$14.5826	$16.6329	$15.2013	$10.2000	$12.7000

Total return	4.15%	15.02%	49.48%	-19.98%	15.59%
Net assets, end of period (in millions)	$160	$132	$96	$55	$41
Ratio of expenses to average net assets including voluntary expense waiver	1.20%	1.23%	1.15%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets including voluntary expense waiver	0.01%	-0.43%	-0.34%	-0.43%	-0.16%
Ratio of expenses to average net assets excluding voluntary expense waiver	NA	NA	1.19%	1.17%	1.22%
Ratio of net investment loss to average net assets excluding voluntary expense waiver	NA	NA	-0.38%	-0.50%	-0.28%
Portfolio turnover rate	166%	32%	51%	39%	23%

See Notes to Financial Statements.

Manager's Discussion of Value Portfolio
      December 31, 2005

An interview with Matthew T. Norris, CFA,
portfolio manager of W&R Target Funds, Inc. -
Value Portfolio

The following discussion, graphs and tables provide you with information regarding the Portfolio's performance for the fiscal year ended December 31, 2005. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

How did the Portfolio perform during the last fiscal year?

The Portfolio increased 4.42 percent over the fiscal year, but underperformed its benchmark index. In comparison, the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) increased 7.06 percent during the same period, while the Lipper Variable Annuity Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 4.86 percent for the period.

Why did the Portfolio underperform its benchmark index during the fiscal year?

We did not make large sector bets during the year, instead focusing on individual securities that we felt were inexpensive and had improving business fundamentals. We believe the variance between the Portfolio's performance and that of the benchmark index can be attributed, in part, to the fact that the benchmark holds a high number of mid-capitalization stocks. By contrast, the Portfolio holds larger capitalization stocks, and the environment throughout 2005 was more accommodating for mid-sized stocks overall.

What other market conditions or events influenced the Portfolio's performance during the fiscal year?

The equity market experienced a solid, if unspectacular year, with most indexes showing a positive return. Although the overall returns were muted, certain trends were evident: mid-capitalization stocks outperformed large-capitalization stocks, the economy remained healthy as inflation remained under control, and the Federal Reserve continued to raise rates throughout the year as a precautionary measure against inflation. Many stocks showed volatility throughout the year, as the market debated these conflicting forces. For example, the fear of rising rates caused financial stocks to underperform the S&P 500 Index by about 10 percent from January until the end of September. However, they outperformed by about 7 percent from then until year-end.

The market advance was led by the energy sector, which rose around 27 percent, nearly five times the advance of the market as a whole. Oil and natural gas prices rose and stayed high for most of the year. The largest lagging sector was consumer discretionary, as interest rate increases and the high cost of energy dampened prospects for increased consumer spending.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

We seek to invest in individual equities that we feel are undervalued relative to their prospects, while simultaneously focusing on risk management. The Portfolio attempts to diversify investments in an effort to minimize the impact from macro events, which we feel are unpredictable. We have an inability to accurately forecast such things as GDP growth, the future level of interest rates or the price of oil. Accordingly, the Portfolio is diversified across names so that a major move in one of those variables typically would not have a substantial effect on performance.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

The Portfolio did not have a substantial overweight or underweight in any particular sector. Going forward, we intend to continue with the process that has served us well in the past. Specifically, we have discovered additional names of interest in the utility sector, and we anticipate pursuing investments in names that we feel can benefit from corporate spending, namely those concentrated in the industrial and technology sectors. Within financials, we find greater value in insurance companies than we do in the banking sector. While energy remains an area with a slight overemphasis, we feel that last year's price action likely has removed much of the potential of these investments. There are no changes in the management philosophy of the Portfolio, and it remains fully invested with very little cash. We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities, believing this is the best way to achieve strong, consistent returns over a full market cycle.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Value Portfolio(1)	$13,348
Russell 1000 Value Index(2)	$13,092
Lipper Variable Annuity Large-Cap Value Funds Universe Average(2)	$11,579

		W&R TARGET VALUE PORTFOLIO	RUSSELL 1000 VALUE INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 5/01/01		10,000	10,000	10,000
DEC	2001	10,203	9,557	9,549
DEC	2002	8,907	8,074	7,659
DEC	2003	11,144	10,499	9,885
DEC	2004	12,782	12,229	11,042
DEC	2005	13,348	13,092	11,579

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

Average Annual Total Return(3)

1-year period ended 12-31-05	4.42%
5-year period ended 12-31-05	-
10-year period ended 12-31-05	-
Since inception of Portfolio(4) through 12-31-05	6.38%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2005, W&R Target Value Portfolio had net assets totaling $353,054,594 invested in a diversified portfolio of:

96.75%	Common Stocks
3.04%	Cash and Cash Equivalents
0.21%	Preferred Stock

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2005, your Portfolio owned:

Financial Services Stocks	$33.04
Energy Stocks	$13.55
Utilities Stocks	$8.75
Technology Stocks	$7.61
Miscellaneous Stocks	$6.70
Consumer Nondurables Stocks	$5.36
Consumer Services Stocks	$5.34
Multi-Industry Stocks	$5.25
Health Care Stocks	$4.24
Retail Stocks	$4.02
Cash and Cash Equivalents	$3.04
Business Equipment and Services Stocks	$2.89
Preferred Stock	$0.21

The Investments of Value Portfolio
December 31, 2005
COMMON STOCKS	Shares	Value

Aircraft - 1.51%
Lockheed Martin Corporation	83,800	$5,332,194

Aluminum - 0.61%
Alcoa Incorporated	72,800	2,152,696

Banks - 11.38%
Bank of America Corporation	341,200	15,746,380
Citigroup Inc. (A)	215,706	10,468,212
Mellon Financial Corporation	214,700	7,353,475
Wachovia Corporation	56,500	2,986,590
Wells Fargo & Company	57,800	3,631,574
		40,186,231
Beverages - 2.01%
Diageo plc, ADR	59,300	3,457,190
Molson Coors Brewing Company, Class B	54,300	3,637,557
		7,094,747
Broadcasting - 1.54%
Viacom Inc., Class B	166,600	5,431,160

Business Equipment and Services - 2.89%
ARAMARK Corporation, Class B	201,800	5,606,004
Waste Management, Inc.	152,100	4,616,235
		10,222,239
Capital Equipment - 1.16%
Illinois Tool Works Inc.	46,700	4,109,133

Chemicals - Petroleum and Inorganic - 0.74%
du Pont (E.I.) de Nemours and Company	61,500	2,613,750

Chemicals - Specialty - 0.51%
Air Products and Chemicals, Inc.	30,500	1,805,295

Communications Equipment - 0.83%
Cisco Systems, Inc.*	171,400	2,928,369

Computers - Main and Mini - 1.91%
Hewlett-Packard Company	140,900	4,033,967
International Business Machines Corporation	32,900	2,704,380
		6,738,347
Computers - Peripherals - 2.87%
Adobe Systems Incorporated	48,600	1,795,527
MICROS Systems, Inc.*	32,800	1,583,912
Microsoft Corporation	141,400	3,692,661
Oracle Corporation*	250,000	3,051,250
		10,123,350
Cosmetics and Toiletries - 0.57%
NBTY, Inc.*	124,600	2,024,750

Electronic Components - 0.49%
Xilinx, Inc.	68,200	1,716,594

Finance Companies - 6.47%
Fannie Mae	201,600	9,840,096
Freddie Mac	190,100	12,423,035
Nelnet, Inc., Class A*	13,900	565,452
		22,828,583
Food and Related - 0.70%
J.M. Smucker Company (The)	56,500	2,486,000

Furniture and Furnishings - 1.75%
Masco Corporation	204,300	6,167,817

Health Care - Drugs - 1.51%
Pfizer Inc.	228,600	5,330,952

Health Care - General - 2.73%
Boston Scientific Corporation (A)*	54,100	1,324,909
Da Vita Inc.*	114,000	5,772,960
Wyeth	55,200	2,543,064
		9,640,933
Insurance - Life - 0.98%
UnumProvident Corporation	151,400	3,444,350

Insurance - Property and Casualty - 6.94%
Allstate Corporation (The)	113,400	6,131,538
Assurant, Inc.	155,300	6,753,997
Everest Re Group, Ltd.	41,000	4,114,350
St. Paul Companies, Inc. (The)	168,101	7,509,071
		24,508,956
Leisure Time Industry - 1.19%
Cendant Corporation	244,600	4,219,350

Motion Pictures - 2.08%
News Corporation Limited, Class A	302,700	4,706,985
Time Warner Inc. (A)	150,200	2,619,488
		7,326,473
Multiple Industry - 5.25%
General Electric Company	333,300	11,682,165
Genworth Financial, Inc.	94,100	3,253,978
NRG Energy, Inc.*	76,500	3,604,680
		18,540,823
Petroleum - International - 13.15%
Burlington Resources Inc.	72,200	6,223,640
ChevronTexaco Corporation	223,800	12,705,126
ConocoPhillips	94,000	5,468,920
Devon Energy Corporation	107,400	6,716,796
Exxon Mobil Corporation	272,804	15,323,401
		46,437,883
Petroleum - Services - 0.40%
Patterson-UTI Energy, Inc.	42,800	1,407,478

Publishing - 0.53%
Gannett Co., Inc.	30,800	1,865,556

Railroad - 1.93%
Union Pacific Corporation	84,500	6,803,095

Retail - Food Stores - 0.93%
CVS Corporation	71,500	1,889,030
Rite Aid Corporation*	397,000	1,381,560
		3,270,590
Retail - General Merchandise - 3.09%
Dollar General Corporation	271,300	5,173,691
Family Dollar Stores, Inc.	231,700	5,743,843
		10,917,534
Security and Commodity Brokers - 7.27%
Marsh & McLennan Companies, Inc. (A)	155,600	4,941,856
Merrill Lynch & Co., Inc.	52,200	3,535,506
Morgan (J.P.) Chase & Co.	338,688	13,442,527
Morgan Stanley	66,210	3,756,756
		25,676,645
Tobacco - 2.08%
Altria Group, Inc.	98,100	7,330,032

Utilities - Electric - 3.89%
Dominion Resources, Inc.	59,000	4,554,800
Exelon Corporation	92,000	4,888,880
PPL Corporation	145,400	4,274,760
		13,718,440
Utilities - Telephone - 4.86%
AT&T Inc.	234,300	5,738,007
Iowa Telecommunications Services, Inc.	210,300	3,257,547
Sprint Nextel Corporation	213,200	4,980,352
Verizon Communications Inc.	106,200	3,198,744
		17,174,650

TOTAL COMMON STOCKS - 96.75%		$341,574,995

(Cost: $300,257,346)

PREFERRED STOCK - 0.21%

Finance Companies
Federal National Mortgage Association, 5.375% Convertible	8	$735,126
(Cost: $800,000)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 0.57%
Alcoa Incorporated,
4.18%, 1-3-06	$2,030	2,029,528

Beverages - 0.56%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
4.28%, 1-18-06	2,000	1,995,958

Forest and Paper Products - 1.88%
Sonoco Products Co.,
4.12%, 1-3-06	6,628	6,626,483

TOTAL SHORT-TERM SECURITIES - 3.01%		$10,651,969

(Cost: $10,651,969)

TOTAL INVESTMENT SECURITIES - 99.97%		$352,962,090

(Cost: $311,709,315)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.03%		92,504

NET ASSETS - 100.00%		$353,054,594

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
(A)Security serves as cover for the following written call options outstanding at December 31, 2005. (See Note 5 to financial statements:)
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Marsh & McLennan Companies, Inc.	778	February/35	$41,232	$19,450

In addition to the above written call options, the following written put options were outstanding as of December 31, 2005. (See Note 5 to financial statements:)
Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Boston Scientific Corporation	341	February/22.5	$14,421	$18,755
Symantec Corporation	450	January/17	13,725	13,905
Time Warner Inc.	697	January/17.5	20,212	20,910

			$48,358	$53,570

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE PORTFOLIO
      December 31, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $311,709) (Notes 1 and 3)	$352,962
Cash	1
Receivables:
Dividends and interest	460
Portfolio shares sold	72

Total assets	353,495

LIABILITIES
Payable to Portfolio shareholders	268
Outstanding written options - at value (premium received - $90) (Note 5)	73
Payable for investment securities purchased	52
Accrued management fee (Note 2)	14
Accrued accounting services fee (Note 2)	10
Accrued service fee (Note 2)	5
Accrued shareholder servicing (Note 2)	3
Other	15

Total liabilities	440

Total net assets	$353,055

NET ASSETS
$0.001 par value capital stock:
Capital stock	$58
Additional paid-in capital	312,134
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(7)
Accumulated undistributed net realized loss on investment transactions	(399)
Net unrealized appreciation in value of securities	41,253
Net unrealized appreciation in value of written options	16

Net assets applicable to outstanding units of capital	$353,055

Net asset value, redemption and offering price per share	$6.0701

Capital shares outstanding	58,163
Capital shares authorized	110,000

See Notes to Financial Statements.

Statement of Operations
      VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $144)	$8,389
Interest and amortization	175

Total income	8,564

Expenses (Note 2):
Investment management fee	2,453
Service fee	876
Accounting services fee	108
Custodian fees	17
Audit fees	15
Shareholder servicing	14
Legal fees	8
Other	83

Total expenses	3,574

Net investment income	4,990

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	23,170
Realized net loss on foreign currency transactions	(15)
Realized net gain on written options	963
Realized net loss on purchased options	(157)

Realized net gain on investments	23,961

Unrealized depreciation in value of securities during the period	(13,783)
Unrealized appreciation in value of written options during the period	93

Unrealized depreciation in value of investments during the period	(13,690)

Net gain on investments	10,271

Net increase in net assets resulting from operations	$15,261

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2005	2004

INCREASE IN NET ASSETS
Operations:
Net investment income	$4,990	$3,350
Realized net gain on investments	23,961	23,945
Unrealized appreciation (depreciation)	(13,690)	15,208

Net increase in net assets resulting from operations	15,261	42,503

Dividends to shareholders from (Note 1E):(1)
Net investment income	(4,982)	(3,356)
Realized gains on investment transactions	(18,254)	(-)

	(23,236)	(3,356)

Capital share transactions(2)	20,678	31,860

Total increase	12,703	71,007
NET ASSETS
Beginning of period	340,352	269,345

End of period	$353,055	$340,352

Undistributed net investment income (loss)	$(7)	$- *

(1)See "Financial Highlights" on page 289.

(2)Shares issued from sale of shares	5,885	8,918
Shares issued from reinvestment of dividend and/or capital gains distribution	3,828	540
Shares redeemed	(6,247)	(3,920)

Increase in outstanding capital shares	3,466	5,538

Value issued from sale of shares	$37,102	$50,940
Value issued from reinvestment of dividend and/or capital gains distribution	23,236	3,356
Value redeemed	(39,660)	(22,436)

Increase in outstanding capital	$20,678	$31,860

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,				For the period from 5-1-01(1) through
	2005	2004	2003	2002	12-31-01

Net asset value, beginning of period	$6.2226	$5.4790	$4.4016	$5.0815	$5.0000

Income (loss) from investment operations:
Net investment income	0.0918	0.0619	0.0279	0.0348	0.0198
Net realized and unrealized gain (loss) on investments	0.1831	0.7437	1.0774	(0.6799)	0.0815

Total from investment operations	0.2749	0.8056	1.1053	(0.6451)	0.1013

Less distributions from:
Net investment income	(0.0916)	(0.0620)	(0.0279)	(0.0348)	(0.0198)
Capital gains	(0.3358)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.4274)	(0.0620)	(0.0279)	(0.0348)	(0.0198)

Net asset value, end of period	$6.0701	$6.2226	$5.4790	$4.4016	$5.0815

Total return	4.42%	14.70%	25.11%	-12.70%	2.03%
Net assets, end of period (in millions)	$353	$340	$269	$75	$44
Ratio of expenses to average net assets including voluntary expense waiver	1.02%	1.03%	1.02%	1.04%	0.84	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.42%	1.13%	1.06%	0.92%	1.39	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	1.07	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	- (3)	- (3)	1.16	%(2)
Portfolio turnover rate	40%	78%	97%	96%	11%

(1)Commencement of operations.

(2)Annualized.

(3)Because the Portfolio's net assets exceeded $25 million for the entire period, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2005

NOTE 1 - Significant Accounting Policies

W&R Target Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is divided into the twenty classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Core Equity Portfolio, the Dividend Income Portfolio, the Global Natural Resources Portfolio, the Growth Portfolio, the High Income Portfolio, the International Growth Portfolio (formerly, International Portfolio), the International Value Portfolio (formerly, International II Portfolio), the Limited-Term Bond Portfolio, the Micro Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Money Market Portfolio, the Mortgage Securities Portfolio, the Real Estate Securities Portfolio, the Science and Technology Portfolio, the Small Cap Growth Portfolio, the Small Cap Value Portfolio and the Value Portfolio. The assets belonging to each Portfolio are held separately by the custodian. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. In deciding whether to make fair value adjustments, each Portfolio reviews a variety of factors, including news relating to security specific events, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. In these cases, the Portfolio may utilize information from a pricing service to adjust closing market quotations of foreign securities to reflect what it believes to be fair value. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the business day following the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2005 the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income	Additional Paid-in Capital

Asset Strategy Portfolio	$(71,922)	$71,922	$-
Balanced Portfolio	(149)	149	-
Global Natural Resources Portfolio	(79,472)	79,472	-
Growth Portfolio	-	369,913	(369,913)
International Growth Portfolio	(327,277)	327,277	-
International Value Portfolio	12	51	(63)
Micro Cap Growth Portfolio	-	509,981	(509,981)
Mortgage Securities Portfolio	7	18	(25)
Real Estate Securities Portfolio	(60,682)	60,682	-
Science and Technology Portfolio	-	2,467,645	(2,467,645)
Small Cap Growth Portfolio	-	3,729,760	(3,729,760)
Value Portfolio	81,356	21	(81,377)

F. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.
G. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the Contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. A Portfolio uses Forward Contracts to attempt to reduce the overall risk of its investments or to enhance returns.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Global Natural Resources Portfolio	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Limited-Term Bond Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market Portfolio	All Net Assets	0.400%

Mortgage Securities Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities Portfolio	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

WRIMCO has agreed to waive a Portfolio's investment management fee on any Portfolio that is not sub-advised on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver. During the fiscal year ended December 31, 2005, WRIMCO voluntarily waived investment management fees as shown in the following table (in thousands):

Dividend Income Portfolio	$55
Mid Cap Growth Portfolio	35

Advantus Capital Management, Inc. serves as subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.30% and 0.55% of the respective Portfolio's average net assets.

Mackenzie Financial Corporation (MFC) serves as subadvisor to Global Natural Resources Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

Up to $500 Million	0.500%
Over $500 Million and up to $1 Billion	0.425%
Over $1 Billion and up to $2 Billion	0.415%
Over $2 Billion and up to $3 Billion	0.400%
Over $3 Billion	0.380%

State Street Research & Management Company (SSRM) served as subadvisor to Small Cap Value Portfolio pursuant to an agreement with WRIMCO and received a fee that was equal to, on an annual basis, 0.50% of the Portfolio's average net assets. Effective January 31, 2005, the Portfolio's subadvisor changed from SSRM to BlackRock Financial Management, Inc. (BlackRock) as a result of BlackRock's acquisition of SSRM from MetLife, Inc. The shareholders approved BlackRock as the Portfolio's subadvisor at a shareholder meeting held on January 20, 2005. BlackRock receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

Templeton Investment Counsel, LLC serves as subadvisor to International Value Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

On the first $100 Million	0.50%
On the next $100 Million	0.35%
On the next $250 Million	0.30%
On all assets exceeding $450 Million	0.25%

Wall Street Associates serves as subadvisor to Micro Cap Growth Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

Each Portfolio also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

The Fund paid Directors' regular compensation of $250,457, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended December 31, 2005, that amount was $2,140.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

The Fund has a Transfer Agency Agreement with WRSCO. For shareholder servicing provided under the agreement, the Fund reimburses WRSCO for certain out-of-pocket costs.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended December 31, 2005 are summarized as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$302,588,952	$263,284,393	$49,068,731
Purchases of U.S. government obligations	5,043,647	30,969,938	42,990,139
Purchases of short-term securities	1,302,060,063	2,375,391,241	957,208,589
Purchases of options	1,649,478	-	-
Purchases of bullion	772,929	-	-
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	235,499,865	336,592,861	44,378,040
Proceeds from maturities and sales of U.S. government obligations	4,242,664	13,172,558	45,480,250
Proceeds from maturities and sales of short-term securities	1,304,003,613	2,385,061,141	959,114,693
Proceeds from bullion	11,662,695	-	-
Proceeds from options	2,161,736	-	-

	Core Equity Portfolio	Dividend Income Portfolio	Global Natural Resources Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$416,974,669	$26,935,603	$34,776,977
Purchases of U.S. government obligations	-	-	-
Purchases of short-term securities	3,189,392,834	555,014,074	251,280,540
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	519,194,176	5,727,488	8,681,873
Proceeds from maturities and sales of U.S. government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	3,165,862,388	553,698,824	247,878,000

	Growth Portfolio	High Income Portfolio	International Growth Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$701,979,347	$105,656,110	$150,952,844
Purchases of U.S. government obligations	-	-	-
Purchases of short-term securities	2,227,910,716	1,295,493,039	1,340,177,260
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	803,550,941	97,332,387	154,438,145
Proceeds from maturities and sales of U.S. government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	2,242,828,886	1,300,412,045	1,345,633,904

	International Value Portfolio	Limited-Term Bond Portfolio	Micro Cap Growth Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$118,888,217	$15,140,240	$24,161,903
Purchases of U.S. government obligations	-	16,471,131	-
Purchases of short-term securities	2,026,063,674	515,434,550	369,776,579
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	94,259,242	16,752,973	22,952,405
Proceeds from maturities and sales of U.S. government obligations	-	11,173,822	-
Proceeds from maturities and sales of short-term securities	2,029,723,401	521,194,151	368,630,964

	Mid Cap Growth Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$11,826,800	$9,721,666	$23,138,317
Purchases of U.S. government obligations	-	48,161,733	-
Purchases of short-term securities	122,069,634	518,264,341	162,564,495
Purchases of options	14,503	-	-
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	652,545	2,607,334	13,137,266
Proceeds from maturities and sales of U.S. government obligations	-	47,606,607	-
Proceeds from maturities and sales of short-term securities	120,616,000	518,167,363	162,407,863
Proceeds from options	1,043	-	-

	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$323,765,386	$391,857,420	$253,316,246
Purchases of U.S. government obligations	-	-	-
Purchases of short-term securities	1,832,139,674	2,864,859,831	962,639,752
Purchases of options	36,314	-	-
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	347,086,211	452,494,436	230,427,673
Proceeds from maturities and sales of U.S. government obligations	-	-	-
Proceeds from maturities and sales of short-term securities	1,827,196,483	2,862,688,252	960,928,569
Proceeds from options	-	-	-

Value Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$139,594,063
Purchases of U.S. government obligations	-
Purchases of short-term securities	866,741,121
Purchases of options	549,550
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	139,373,336
Proceeds from maturities and sales of U.S. government obligations	-
Proceeds from maturities and sales of short-term securities	866,398,458
Proceeds from options	393,189

For Federal income tax purposes, cost of investments owned at December 31, 2005 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Asset Strategy Portfolio	$329,145,010	$90,026,406	$1,048,554	$88,977,852
Balanced Portfolio	505,866,552	81,699,896	7,537,609	74,162,287
Bond Portfolio	211,089,186	2,987,601	4,215,911	(1,228,310)
Core Equity Portfolio	566,665,159	162,223,916	6,046,351	156,177,565
Dividend Income Portfolio	40,266,273	5,499,895	424,316	5,075,579
Global Natural Resources Portfolio	29,920,062	3,340,697	393,258	2,947,439
Growth Portfolio	997,230,288	275,866,398	12,122,374	263,744,024
High Income Portfolio	185,503,121	4,776,689	7,661,156	(2,884,467)
International Growth Portfolio	156,805,587	49,138,803	338,929	48,799,874
International Value Portfolio	367,066,052	105,164,641	10,904,822	94,259,819
Limited-Term Bond Portfolio	75,049,275	119,465	985,113	(865,648)
Micro Cap Growth Portfolio	40,680,147	15,265,522	3,381,696	11,883,826
Mid Cap Growth Portfolio	12,635,778	1,039,448	131,665	907,783
Money Market Portfolio	51,714,300	-	-	-
Mortgage Securities Portfolio	29,955,214	44,318	362,262	(317,944)
Real Estate Securities Portfolio	27,532,794	4,995,929	322,657	4,673,272
Science and Technology Portfolio	287,315,523	82,609,663	7,764,894	74,844,769
Small Cap Growth Portfolio	494,165,972	134,477,117	21,583,925	112,893,192
Small Cap Value Portfolio	150,911,786	15,195,992	3,781,502	11,414,490
Value Portfolio	312,107,976	51,208,469	10,354,355	40,854,114

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal year ended December 31, 2005 and the related Capital Loss Carryover and Post-October activity were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Net ordinary income	$14,321,483	$7,219,427	$9,357,354
Distributed ordinary income	14,908,717	7,229,038	9,385,634
Undistributed ordinary income	99,018	-	186
Realized long-term capital gains	15,334,382	794,570	1,034,993
Distributed long-term capital gains	15,443,997	149	996,721
Undistributed long-term capital gains	-	794,421	63,796
Capital loss carryover	-	-	-
Post-October losses deferred	-	293,113	63,784

	Core Equity Portfolio	Dividend Income Portfolio	Global Natural Resources Portfolio

Net ordinary income	$2,339,945	$451,572	$239,835
Distributed ordinary income	2,367,479	451,585	153,535
Undistributed ordinary income	266	26	86,299
Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-
Capital loss carryover	-	73,283	-
Post-October losses deferred	-	81,188	41,013

	Growth Portfolio	High Income Portfolio	International Growth Portfolio

Net ordinary income	$-	$13,888,720	$3,059,358
Distributed ordinary income	35,601	13,923,207	4,116,909
Undistributed ordinary income	-	58	34
Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-
Capital loss carryover	-	-	-
Post-October losses deferred	-	-	-

	International Value Portfolio	Limited-Term Bond Portfolio	Micro Cap Growth Portfolio

Net ordinary income	$9,216,247	$2,422,670	$-
Distributed ordinary income	11,551,066	2,424,127	-
Undistributed ordinary income	-	61	-
Realized long-term capital gains	34,089,487	-	-
Distributed long-term capital gains	34,860,192	-	-
Undistributed long-term capital gains	-	-	-
Capital loss carryover	-	118,406	-
Post-October losses deferred	-	3,742	-

	Mid Cap Growth Portfolio	Money Market Portfolio	Mortgage Securities Portfolio

Net ordinary income	$24,103	$1,255,200	$1,089,650
Distributed ordinary income	-	1,254,064	1,089,650
Undistributed ordinary income	24,103	4,048	-
Realized long-term capital gains	-	-	-
Distributed long-term capital gains	-	-	-
Undistributed long-term capital gains	-	-	-
Capital loss carryover	-	-	95,073
Post-October losses deferred	12,963	-	70,082
	Real Estate Securities Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

Net ordinary income	$952,086	$-	$-
Distributed ordinary income	965,160	-	-
Undistributed ordinary income	-	-	-
Realized long-term capital gains	310,357	-	25,086,374
Distributed long-term capital gains	213,615	-	24,477,117
Undistributed long-term capital gains	169,299	-	609,256
Capital loss carryover	-	-	-
Post-October losses deferred	-	-	-

	Small Cap Value Portfolio	Value Portfolio

Net ordinary income	$1,993,167	$4,978,538
Distributed ordinary income	2,309,226	4,982,185
Undistributed ordinary income	190,915	-
Realized long-term capital gains	21,798,246	15,655,758
Distributed long-term capital gains	22,987,719	18,173,142
Undistributed long-term capital gains	-	-
Capital loss carryover	-	-
Post-October losses deferred	77,305	-

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio

December 31, 2008	$-	$25,507,361	$-	$-
December 31, 2009	-	20,192,432	-	1,618,654
December 31, 2010	-	-	-	81,231,463
December 31, 2011	-	-	-	4,609,684

Total carryover	$-	$45,699,793	$-	$87,459,801

	Dividend Income Portfolio	Global Natural Resources Portfolio	Growth Portfolio	High Income Portfolio

December 31, 2008	$-	$-	$67,885,659	$9,209,777
December 31, 2009	-	-	29,515,634	9,637,801
December 31, 2010	-	-	80,673,744	13,911,720
December 31, 2011	-	-	5,393,125	-
December 31, 2012	12,421	-	-	-
December 31, 2013	73,283	-	-	-

Total carryover	$85,704	$-	$183,468,162	$32,759,298

	International Growth Portfolio	International Value Portfolio	Limited-Term Bond Portfolio	Micro Cap Growth Portfolio

December 31, 2009	$9,421,415	$-	$-	$3,647,909
December 31, 2010	33,377,007	-	247,279	8,788,671
December 31, 2011	10,822,424	-	-	-
December 31, 2012	-	-	73,128	-
December 31, 2013	-	-	118,406	-

Total carryover	$53,620,846	$-	$438,813	$12,436,580

	Mid Cap Growth Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio	Science and Technology Portfolio

December 31, 2010	$-	$-	$-	$446,949
December 31, 2011	-	-	-	9,199,437
December 31, 2013	-	95,073	-	-

Total carryover	$-	$95,073	$-	$9,646,386

	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio

December 31, 2009	$28,024,273	$-	$-
December 31, 2010	10,215,239	-	-

Total carryover	$38,239,512	$-	$-

Advantus Core Equity Portfolio was merged into Target Core Equity Portfolio as of September 22, 2003. At the time of the merger, Advantus Macrocap Value Portfolio had capital loss carryovers available to offset future gains of the Target Core Equity Portfolio. These carryovers are limited to $987,765 for each period ending from December 31, 2006 through 2010 plus any unused limitations from prior years.

Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio were merged into Target Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio had capital loss carryovers available to offset future gains of the Target Growth Portfolio. These carryovers are limited to $10,461,247 and $7,747,159, respectively, for each period ending from December 31, 2006 through 2009 and $2,114,422 and $7,747,159, respectively, for the period ending December 31, 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Advantus Small Company Growth Portfolio was merged into Target Small Cap Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Small Company Growth Portfolio had capital loss carryovers available to offset future gains of the Target Small Cap Growth Portfolio. These carryovers are limited to $7,647,902 for each period ending from December 31, 2006 through 2010.

NOTE 5 - Options

Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. For the Portfolio, when a written put option is exercised, the cost basis of the securities purchased by the Portfolio is reduced by the amount of the premium received.

For Asset Strategy Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	450	$48,138
Options written	8,858	1,592,557
Options terminated in closing purchase transactions	(6,913)	(1,477,803)
Options exercised	(599)	(59,756)
Options expired	(1,796)	(103,136)

Outstanding at December 31, 2005	-	$-

For Asset Strategy Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	-	$-
Options written	4,160	712,620
Options terminated in closing purchase transactions	(4,160)	(712,620)
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2005	-	$-

For Mid Cap Growth Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	-	$-
Options written	114	12,411
Options terminated in closing purchase transactions	(73)	(9,591)
Options exercised	(1)	(460)
Options expired	-	-

Outstanding at December 31, 2005	40	$2,360

For Mid Cap Growth Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	-	$-
Options written	11	539
Options terminated in closing purchase transactions	(11)	(539)
Options exercised	-	-
Options expired	-	-

Outstanding at December 31, 2005	-	$-

For Science and Technology Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	-	$-
Options written	1,031	218,018
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	(1,031)	(218,018)

Outstanding at December 31, 2005	-	$-

For Value Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	2,017	$140,280
Options written	17,218	1,047,885
Options terminated in closing purchase transactions	(1,495)	(70,504)
Options exercised	(3,356)	(284,006)
Options expired	(13,606)	(792,423)

Outstanding at December 31, 2005	778	$41,232

For Value Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2004	502	$17,570
Options written	11,627	532,108
Options terminated in closing purchase transactions	(1,456)	(38,611)
Options exercised	(653)	(75,371)
Options expired	(8,532)	(387,338)

Outstanding at December 31, 2005	1,488	$48,358

NOTE 6 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Portfolio as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Portfolio uses futures to attempt to reduce the overall risk of its investments or to enhance returns.

NOTE 7 - Credit Default Swaps

A Portfolio may enter into credit default swaps to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date; or 3) to attempt to enhance returns. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a `guarantor' by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the credit event occurs. A Portfolio may enter into credit default swaps in which either it or its counterparty act as the guarantor.

The creditworthiness of firms with which a Portfolio enters into credit default swaps is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

NOTE 8 - Name Changes

On December 1, 2004, International Portfolio and International II Portfolio changed their names to International Growth Portfolio and International Value Portfolio, respectively.

NOTE 9 - Other Tax Information

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. International Growth Portfolio and International Value Portfolio elected to pass through to their shareholders $332,988 and $1,274,715, respectively, of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amounts of $3,535,737 and $12,582,728, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio (collectively the "Portfolios") comprising W&R Target Funds, Inc., as of December 31, 2005, and the related statements of operations for the fiscal periods then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio for each of the periods presented in the two-year period ended December 31, 2002, were audited by other auditors whose report, dated February 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2005, the results of their operations for the fiscal periods then ended, the changes in their net assets for the periods presented, and their financial highlights for the periods presented (except as noted above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 15, 2006

Shareholder Meeting Results

On January 20, 2005, a special shareholder meeting (the Meeting) for W&R Target Small Cap Value Portfolio, a series of W&R Target Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202. The Meeting was held for the following purpose (and with the following results):

Proposal 1: To approve a subadvisory agreement between Waddell & Reed Investment Management Company and BlackRock Financial Management, Inc. with respect to W&R Target Small Cap Value Portfolio.

For	Against	Abstain

6,829,230.012	110,582.412	351,853.979

The Board of Directors of W&R Target Funds, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the portfolios within the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed Fund Complex. The Ivy Family of Funds is comprised of the portfolios in the Ivy Funds and Ivy Funds, Inc.

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors
The Statement of Additional Information (SAI) for W&R Target Funds, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School (until 2001) Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (67)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Institute of Justice
Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005)
Other Directorships held by Director: None

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (39)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 74
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (86)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp. (banking)

Glendon E. Johnson (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1986
Director of Funds in the Fund Complex since: 1971 Principal Occupations During Past 5 Years: Chairman and Chief Executive Officer (CEO) of Castle Valley Ranches, LLC
Other Directorships held by Director: Chairman and CEO of the Wellness Councils of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. (52)
Polsinelli Shalton Welte Suelthaus, 700 W 47th Street, Suite 1000, Kansas City MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 74
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 46
Director since: 1986
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Director

Henry J. Herrmann (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 74 Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: CEO of WDR; formerly, Chief Investment Officer (CIO) and President of WDR (until 2005); President, CEO and Chairman of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR; formerly, CIO of WRIMCO and IICO (until 2005); President of each of the Funds in the Advisors Fund Complex; President of Ivy Funds, Inc. and Ivy Funds
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1986; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds and Ivy Funds, Inc.; formerly, Assistant Treasurer of Ivy Funds (until 2003); formerly, Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and IICO; Vice President and Secretary of each of the Funds in the Fund Complex; Vice President and Secretary of Ivy Funds and Ivy Funds, Inc.
Directorships held: None

Daniel C. Schulte (40)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Senior Vice President and General Counsel of WDR, W&R, WRIMCO, WRSCO and IICO; Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex; Vice President, General Counsel and Assistant Secretary of Ivy Funds and Ivy Funds, Inc.; formerly, Secretary of WDR, W&R, WRIMCO and WRSCO, IICO (until 2004)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Renewal of Investment Management Agreement
for W&R Target Funds, Inc.

At their August 23 and 24, 2005 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreements between WRIMCO and the Fund with respect to each of its Portfolios, and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a Subadvisory Agreement) between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Directors of the Fund were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement and Subadvisory Agreement, if applicable, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of WRIMCO and the subadvisors and the Management Agreements and Subadvisory Agreements.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and each subadvisor a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and Subadvisory Agreements. WRIMCO and each subadvisor provided materials to the Directors that included responses to those requests and other information WRIMCO or subadvisor, as applicable, believed was useful in evaluating continuation of the Management Agreement and Subadvisory Agreements. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to each Portfolio's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services Provided to the Portfolios

The Directors considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement and also the overall fairness of the Management Agreement as to each Portfolio and, as applicable, the Subadvisory Agreements.

The Directors considered WRIMCO's and each subadvisor's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's and, as applicable, each subadvisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure, as well as WRIMCO's supervisory activities over each subadvisor.

Portfolio Performance, Management Fee and Expense Ratio

The Directors considered each Portfolio's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Portfolio and also considered the Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of the Portfolio's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, for each Portfolio, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Portfolio (Similar Funds). The Directors also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with similar investment objectives, policies and strategies as the Portfolio (Other Accounts).

Additional Considerations with respect to each Portfolio:

Asset Strategy Portfolio

The Directors considered that W&R Target Asset Strategy Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, three-, five-, seven- and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Balanced Portfolio

The Directors considered that W&R Target Balanced Portfolio's total return performance was lower than the peer group median and the Lipper index for most periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was equal to the peer group median and that the overall expense ratio was higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were higher than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Bond Portfolio

The Directors considered that W&R Target Bond Portfolio's total return performance was lower than the peer group median and the Lipper index for most periods. The Directors also considered that the Portfolio was managed very conservatively, which affected the performance of the Portfolio relative to its peer group.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher, and at other asset levels were lower, than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Core Equity Portfolio

The Directors considered that W&R Target Core Equity Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, five- and seven-year periods and was higher than the peer group median for the ten-year period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was equal to the peer group median and that the overall expense ratio was higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Dividend Income Portfolio

The Directors considered that W&R Target Dividend Income Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-year period for which information was provided since the Portfolio only had a full year's performance record as of the period ended June 30, 2005.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower. The Directors considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the most recent period.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Global Natural Resources Portfolio

The Directors considered that W&R Target Global Natural Resources Portfolio did not have a full year's performance record as of the period ended June 30, 2005. The Directors also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Mackenzie Financial Corporation.

The Directors considered the range and average of the management fees and expense ratios of the peer group when they approved the initial investment advisory contract.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Growth Portfolio

The Directors considered that W&R Target Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the five-, seven- and ten-year periods. The Directors considered the Portfolio's underperformance over the one- and three-year periods with WRIMCO, who explained how the Portfolio's investment style tends to perform under different market conditions and that the Portfolio's year-to-date performance has improved.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

High Income Portfolio

The Directors considered that W&R Target High Income Portfolio's total return performance was higher than the peer group median for the five-year period, was equal to the peer group median for the ten-year period and was higher than the Lipper index for the five-, seven- and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

International Growth Portfolio

The Directors considered that W&R Target International Growth Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-, three-, five- and seven-year periods, although its relative performance had improved over the most recent period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

International Value Portfolio

The Directors considered that W&R Target International Value Portfolio's total return performance was higher than the peer group median for the one-, three-, five-, seven- and ten-year periods. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Templeton Investment Counsel, LLC.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was equal to the peer group median and that the overall expense ratio was lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels generally were at or above the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was higher than the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were lower than the subadvisory fees for the Portfolio. The Directors considered that the subadvisor had explained that certain of its Other Accounts have lower fees because those relationships precede WRIMCO's relationship with the subadvisor and/or are larger in size. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Limited-Term Bond Portfolio

The Directors considered that W&R Target Limited-Term Bond Portfolio's total return performance was higher than the peer group median for the one-, three-, five- and ten-year periods and was equal to the peer group median for the seven-year period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and the overall expense ratio were equal to the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Micro Cap Growth Portfolio

The Directors considered that W&R Target Micro Cap Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the one- and seven-year periods. The Directors also considered that the Portfolio's peer group consisted of small cap funds because of the low number of micro cap funds and that the two categories did not perform similarly. The Directors also considered that, in view of the volatility of micro cap stocks, it was appropriate to evaluate the Portfolio over the long term. The Directors also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Wall Street Associates.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mid Cap Growth Portfolio

The Directors considered that W&R Target Mid Cap Growth Portfolio did not have a full year's performance record as of the period ended June 30, 2005.

The Directors considered the range and average of the management fees and expense ratios of the peer group when they approved the initial investment advisory contract. The Directors also considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the most recent period.

The Directors also considered that the Similar Funds had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Money Market Portfolio

The Directors considered that W&R Target Money Market Portfolio's total return performance was lower than the peer group median for most periods. The Directors also considered that the Portfolio was managed conservatively, which affected the performance of the Portfolio relative to its peer group.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that the Portfolio's effective management fees at various asset levels were below the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were higher.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mortgage Securities Portfolio

The Directors considered that W&R Target Mortgage Securities Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-year period for which information was provided since the Portfolio only had a full year's performance record as of the period ended June 30, 2005. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Advantus Capital Management, Inc. (Advantus Capital).

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolios advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Real Estate Securities Portfolio

The Directors considered that W&R Target Real Estate Securities Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-year period for which information was provided since the Portfolio only had a full year's performance record as of the period ended June 30, 2005. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Advantus Capital.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Science and Technology Portfolio

The Directors considered that W&R Target Science and Technology Portfolio's total return performance was higher than the peer group median for the one-, three-, five- and seven-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was higher than the peer group median and that the overall expense ratio was equal to the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher, and at other asset levels were lower, than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Small Cap Growth Portfolio

The Directors considered that W&R Target Small Cap Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, three-, five-, seven- and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were lower, and at other asset levels were higher, than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Similar Funds or Other Accounts were consistent with the management and other services provided.

Small Cap Value Portfolio

The Directors considered that W&R Target Small Cap Value Portfolio's total return performance was lower than the peer group median and the Lipper index for most periods. The Directors discussed the Portfolio's performance with WRIMCO and discussed steps that WRIMCO had taken and that the subadvisor is taking to improve performance. The Directors also considered that BlackRock had been the Portfolio's subadvisor for less than a year and is in the process of making adjustments to the Portfolio's portfolio. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, BlackRock.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered that the Other Accounts managed by the subadvisor had average advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Value Portfolio

The Directors considered that W&R Target Value Portfolio's total return performance was higher than the peer group median and the Lipper index for the one- and three-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were equal to the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Profitability and Economies of Scale

The Directors also considered that each Portfolio's (except Money Market Portfolio) management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Disinterested Directors considered specific data as to WRIMCO's profit or loss with respect to the Portfolio for a recent period. The Directors also considered WRIMCO's methodology for determining this data. In addition, the Directors considered the soft dollar arrangements with respect to a Portfolio's portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to each Portfolio, and, as applicable, a Portfolio's Subadvisory Agreement, the Directors considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement and, as applicable, the Subadvisory Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

  the performance of the Portfolio compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Portfolio's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that each Portfolio's Management Agreement and, as applicable, its Subadvisory Agreement is fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, was in the best interests of the Portfolio. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except with respect to International Growth Portfolio and Small Cap Value Portfolio, the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO's and, as applicable, the subadvisor's overall ability to manage the Portfolio; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market Portfolio), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

Annual Privacy Notice

Waddell & Reed, Inc. and W&R Target Funds, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) to your financial advisor.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures W&R Target Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

This page is for your notes and calculations.

THE W&R TARGET FUNDS FAMILY

Global/International Funds

International Growth Portfolio
International Value Portfolio

Domestic Equity Funds

Core Equity Portfolio
Dividend Income Portfolio
Growth Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

Fixed Income Funds

Bond Portfolio
High Income Portfolio
Limited-Term Bond Portfolio
Mortgage Securities Portfolio

Money Market Funds

Money Market Portfolio

Specialty Funds

Asset Strategy Portfolio
Balanced Portfolio
Global Natural Resources Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio

FOR MORE INFORMATION:

Contact your financial advisor, or your local office as listed on your Account Statement, or contact:
United Investors Life		Securian Financial Services, Inc.
Variable Products Division	or	400 Robert Street North
P.O. Box 156		St. Paul, MN 55101-2098
Birmingham, AL 35201-0156		1.888.237.1838
205.325.4300		or
or		Call 1.888.WADDELL
Nationwide Financial, Inc.
P.O. Box 182449
One Nationwide Plaza
Columbus, OH 43218-2449
1.888.867.5175

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of W&R Target Funds, Inc. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus as well as the variable product prospectus.

NUR1016A (12-05)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$151,700
	2005	169,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$5,100
	2005	10,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$33,000
	2005	44,500

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$5,420
	2005	5,090

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$43,520 and $60,190 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $222,097 and $174,517 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W&R Target Funds, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: March 8, 2006

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: March 8, 2006